Exhibit 2.8
CLIFFORD CHANCE LLP

EXECUTION VERSION

2 April 2025
AKTIEBOLAGET SVENSK EXPORTKREDIT (PUBL)
AS ISSUER
DEUTSCHE BANK AG, LONDON BRANCH
AS FISCAL AGENT AND PAYING AGENT
DEUTSCHE BANK LUXEMBOURG S.A.
AS REGISTRAR AND TRANSFER AGENT
DEUTSCHE BANK TRUST COMPANY AMERICAS
AS REGISTRAR, PAYING AGENT AND TRANSFER AGENT

UNLIMITED PROGRAMME FOR THE CONTINUOUS ISSUANCE OF DEBT INSTRUMENTS FISCAL AGENCY AGREEMENT

CONTENTS
Clause	Page
2.    Appointment of the Paying Agents and the Registrars    10
3.    The Instruments    10
4.    Issuance of Instruments    13
5.    Exchange    17
6.    Replacement Instruments    19
7.    Payments to the Fiscal Agent or the Registrars    21
8.    Payments to Holders of Bearer Instruments    22
9.    Payments to Holders of Registered Instruments    25
10.    Miscellaneous Duties of the Fiscal Agent and the Paying Agents    26
11.    Miscellaneous Duties of the Registrar    29
12.    Appointment and Duties of the Calculation Agent    32
13.    Notices, Fallbacks Etc.    33
14.    Fees and Expenses    34
15.    Terms of Appointment    35
16.    Changes in Agents    38
17.    Time    40
18.    Notices    40
19.    Law and Jurisdiction    41
20.    Contractual Recognition of Bail-In    41
21.    Modification    42
22.    Rights of Third Parties    43
23.    Counterparts    43
Schedule 1 Form of Temporary Global Instrument    44
Annex I    51
Annex II    53
Schedule 2 Form of Permanent Global Instrument    59
Schedule 3    70
Part I Form of Definitive Instrument ("AIBD" format)    70
Part II Forms of Coupons    73
Part III Form of Talon    75
Schedule 4 Form of Unrestricted Global Instrument Certificate    77
Schedule 5 Form of Unrestricted Individual Instrument Certificate    88

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Schedule 6 Form of Restricted Global Instrument Certificate    92
Schedule 7 Form of Restricted Individual Instrument Certificate    105
Schedule 8 Provisions for Meetings of Holders of Instruments    112
Schedule 9 Regulations concerning Transfers of Registered Instruments    122
Schedule 10 The Specified Offices of the Paying Agents and the Registrars    126
Schedule 11 Duties under the Issuer-ICSDs Agreement    127
Schedule 12 Form of Transfer Certificate    128

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THIS FISCAL AGENCY AGREEMENT is made on 2 April 2025
BETWEEN
(1)AKTIEBOLAGET SVENSK EXPORTKREDIT (publ) ("SEK");
(2)DEUTSCHE BANK AG, LONDON BRANCH in its capacity as fiscal agent (the "Fiscal Agent", which expression shall include any successor to Deutsche Bank AG, London Branch in its capacity as such);
(3)DEUTSCHE BANK LUXEMBOURG S.A. in its capacity as registrar (the "Registrar", which expression shall include any successor to Deutsche Bank Luxembourg S.A. in its capacity as such) and as transfer agent (the "Transfer Agent", which expression shall include any successor to Deutsche Bank Luxembourg S.A. in its capacity as such);
(4)DEUTSCHE BANK TRUST COMPANY AMERICAS in its capacity as a Registrar (the "DTC Registrar", which expression shall include any successor to Deutsche Bank Trust Company Americas in its capacity as such), paying agent in connection with the DTC Registered Instruments (the "DTC Paying Agent", which expression shall include any successor to Deutsche Bank Trust Company Americas in its capacity as such) and transfer agent in connection with the DTC Registered Instruments (the "DTC Transfer Agent", which expression shall include any successor to Deutsche Bank Trust Company Americas in its capacity as such); and
(5)DEUTSCHE BANK AG, LONDON BRANCH in its capacity as paying agent (together with the Fiscal Agent and the DTC Paying Agent, the "Paying Agents", which expression shall include any substitute or additional paying agents appointed in accordance with this Agreement).
WHEREAS
(A)SEK has established an unlimited programme (the "Programme") for the continuous issuance of debt instruments (the "Instruments"), in connection with which it has entered into a dealership agreement dated 2 April 2025 (the "Dealership Agreement").
(B)SEK has made an application to the regulated market of the Luxembourg Stock Exchange for the Instruments issued under the Programme to be admitted to listing on the Official List and to trading on the regulated market of the Luxembourg Stock Exchange. Instruments may also be issued on the basis that they will not be admitted to listing, trading and/or quotation by any competent authority, stock exchange and/or quotation system or that they will be admitted to listing, trading and/or quotation by such other or further competent authorities, stock exchanges and/or quotation systems as may be agreed with SEK.
(C)In connection with such applications SEK has prepared a base prospectus dated 2 April 2025 (the "Base Prospectus", which expression shall include any documents incorporated therein by reference and any supplemental base prospectus that may be prepared from time to time).
(D)Instruments issued under the Programme for which a prospectus is required under the EU Prospectus Regulation, may be issued either: (1) pursuant to the Base Prospectus and relevant Final Terms describing the final terms of the particular Tranche of Instruments (the "Final Terms"); or (2) pursuant to a prospectus (the "Drawdown Prospectus") containing all information relevant to the particular Tranche of Instruments which shall include all information included or incorporated by reference

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therein. In case of an issue of Instruments for which no prospectus is required under the EU Prospectus Regulation, such Instruments may be issued pursuant to a pricing supplement containing all information relevant to the particular Tranche of Instruments, which shall include all information included or incorporated by reference therein (the "Pricing Supplement").
(E)In connection with the Programme, the parties hereto entered into a fiscal agency agreement dated 2 April 2024 (the "Current Fiscal Agency Agreement").
(F)The parties hereto wish to amend and restate the Current Fiscal Agency Agreement as set out herein.
IT IS AGREED as follows:
1.INTERPRETATION
1.1All terms and expressions which have defined meanings in the Base Prospectus or the Dealership Agreement shall have the same meanings in this Agreement except where the context requires otherwise or unless otherwise stated. In addition, in this Agreement the following expressions have the following meanings:
"Agents" means the Paying Agents, the Registrar, the DTC Registrar, the Transfer Agents and any Calculation Agent and "Agent" means any one of the Agents;
"Base Prospectus" means the base prospectus prepared in connection with the Programme, as the same may be amended or supplemented from time to time;
"Bearer Instruments" means Instruments which are specified in their Conditions as being in bearer form;
"Calculation Agent" means, in relation to any Series of Instruments, the institution appointed as calculation agent for the purposes of such Instruments and named as such in the relevant Final Terms or Drawdown Prospectus (as the case may be) in the case of the Fiscal Agent, pursuant to Clause 12 (Appointment and Duties of the Calculation Agent), in the case of a Dealer, pursuant to a Calculation Agency Agreement substantially in the form set out in Schedule 7 (Pro Forma Master Calculation Agency Agreement) to the Dealership Agreement and, in the case of any other institution pursuant to a letter of appointment and, in any case, any successor to such institution in its capacity as such;
"CGI" means a CGI Permanent Global Instrument or a CGI Temporary Global Instrument.
"CGI Permanent Global Instrument" means a Permanent Global Instrument representing Bearer Instruments for which the relevant Final Terms or the Drawdown Prospectus, as the case may be, specify that the New Global Instrument form is not applicable.
"CGI Temporary Global Instrument" means a Temporary Global Instrument representing Bearer Instruments for which the relevant Final Terms specify that the New Global Instrument form is not applicable.

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References to a "Clause" is, unless the context indicates otherwise, to a clause in a section hereof.
"Clearstream, Luxembourg" means Clearstream Banking S.A.
"Code" means the U.S. Internal Revenue Code of 1986, as amended;
"Commissionaire Account" means an account with either Euroclear Bank SA/NV or Clearstream, Luxembourg, the terms of which include a third-party beneficiary clause ("stipulation pour autrui") with the Issuer as the third-party beneficiary.
"Common Safekeeper" means an ICSD in its capacity as common safekeeper or a person nominated by the ICSDs to perform the role of common safekeeper.
"Common Service Provider" means a person nominated by the ICSDs to perform the role of common service provider.
"Conditions" has the meaning given in the Base Prospectus except that, in relation to any particular Tranche of Instruments, it means the Conditions (as defined in the Base Prospectus) as supplemented, amended and/or replaced by the relevant Final Terms or Drawdown Prospectus (as the case may be), and any reference to a numbered Condition shall be construed accordingly;
"CSSF" means the Commission de Surveillance du Secteur Financier.
"Drawdown Prospectus" means a prospectus containing all information relevant to the particular Tranche of Instruments which shall include all information included or incorporated by reference therein which has been approved by the relevant competent authority of a Relevant State in accordance with the EU Prospectus Regulation and which shall include all information included or incorporated by reference therein.
"DTC" means The Depository Trust Company.
"DTC Custodian" means the custodian for DTC.
"EFi" means Euroclear Finland Ltd., incorporated in Finland with Reg No. 1061446-0.
"ESw" means Euroclear Sweden AB, incorporated in Sweden with Registered Number 556112-8074.
"EU Prospectus Regulation" means Regulation (EU) 2017/1129.
"Euroclear" means Euroclear Bank SA/NV.
"Eurosystem" means the central banking system for the Euro.
"Eurosystem Eligible NGI" means a Eurosystem Eligible NGI Temporary Global Instrument or a Eurosystem Eligible NGI Permanent Global Instrument.

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"Eurosystem Eligible NGI Permanent Global Instrument" means a Permanent Global Instrument which is intended to be a new global instrument eligible for Eurosystem operations, as stated in the applicable Final Terms.
"Eurosystem Eligible NGI Temporary Global Instrument" means a Temporary Global Instrument which is intended to be a new global instrument eligible for Eurosystem operations, as stated in the applicable Final Terms.
"Exchange Act" means the United States Securities Exchange Act of 1934.
"Global Instrument" means a Temporary Global Instrument or a Permanent Global Instrument.
"Global Instrument Certificate" means a Restricted Global Instrument Certificate or an Unrestricted Global Instrument Certificate.
"ICSD DVP Syndicated New Issues Process" means the Delivery Versus Payment (DVP) Syndicated New Issues process within the ICSDs.
"ICSDs" means Clearstream, Luxembourg and Euroclear.
"Individual Instrument Certificate" means a Restricted Individual Instrument Certificate or an Unrestricted Individual Instrument Certificate.
"Instrument Certificate" means a Global Instrument Certificate or an Individual Instrument Certificate.
"Issuer-ICSDs Agreement" means the agreement entered into between SEK and each of the ICSDs.
"Local Banking Day" means a day (other than a Saturday or Sunday) on which commercial banks are open for general business (including dealings in foreign exchange and foreign currency deposits) in a city in which the Fiscal Agent has its Specified Office.
"Local time" in relation to any payment refers to the time in the city in which the relevant bank or the relevant branch or office thereof is located.
"London Business Day" means a day (other than Saturdays and Sundays) on which commercial banks are generally open for business in London.
"Master Global Instrument" means a Master Permanent Global Instrument or a Master Temporary Global Instrument.

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"Master Global Instrument Certificate" means a Master Restricted Global Instrument Certificate or a Master Unrestricted Global Instrument Certificates.
"Master Permanent Global Instrument" means a CGI Permanent Global Instrument or an NGI Permanent Global Instrument which is complete except that it requires:
(a)a copy of the Final Terms in respect of the Tranche of Instruments to which it will relate to be attached thereto;
(b)in the case of a Tranche of Instruments the subject of a Drawdown Prospectus, a copy of the Drawdown Prospectus in respect of the Tranche of Instruments to which it will relate to be attached thereto;
(c)completion by the Fiscal Agent, on behalf of SEK, as to the details of the Tranche of Instruments to which it will relate;
(d)authentication by or on behalf of the Fiscal Agent; and
(e)in the case of an NGI Permanent Global Instrument, effectuation by or on behalf of the Common Safekeeper.
(f)"Master Restricted Global Instrument Certificate" means a Restricted Global Instrument Certificate which is complete except that it requires:
(a)a copy of the Final Terms in respect of the Tranche of Instruments to which it will relate to be attached thereto;
(b)in the case of a Tranche of Instruments the subject of a Drawdown Prospectus, a copy of the Drawdown Prospectus in respect of the Tranche of Instruments to which it will relate to be attached thereto;
(c)completion by the Fiscal Agent, on behalf of SEK, as to the details of the Tranche of Instruments to which it will relate; and
(d)authentication by or on behalf of the Registrar.
"Master Temporary Global Instrument" means a CGI Temporary Global Instrument or an NGI Temporary Global Instrument which is complete except that it requires:
(a)in the case of a Tranche of Instruments the subject of Final Terms, a copy of the Final Terms in respect of the Tranche of Instruments to which it will relate to be attached thereto;
(b)in the case of a Tranche of Instruments the subject of a Drawdown Prospectus, a copy of the Drawdown Prospectus in respect of the Tranche of Instruments to which it will relate to be attached thereto;
(c)completion by the Fiscal Agent, on behalf of SEK, as to the details of the Tranche of Instruments to which it will relate;
(d)authentication by or on behalf of the Fiscal Agent; and

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(e)in the case of an NGI Temporary Global Instrument, effectuation by or on behalf of the Common Safekeeper.
"Master Unrestricted Global Instrument Certificate" means an Unrestricted Global Instrument Certificate which is complete except that it requires:
(a)a copy of the Final Terms in respect of the Tranche of Instruments to which it will relate to be attached thereto;
(b)in the case of a Tranche of Instruments the subject of a Drawdown Prospectus, a copy of the Drawdown Prospectus in respect of the Tranche of Instruments to which it will relate to be attached thereto;
(c)completion by the FiscalAgent, on behalf of SEK, as to the details of the Tranche of Instruments to which it will relate;
(d)authentication by or on behalf of the Registrar; and
(e)in the case of an Instrument Certificate to be held under the NSS, effectuation by or on behalf of the Common Safekeeper.
"NGI" means a Eurosystem Eligible NGI or a Non-Eligible NGI.
"NGI Permanent Global Instrument" means a Permanent Global Instrument representing Instruments for which the relevant Final Terms or Drawdown Prospectus (as the case may be) specify that the New Global Instrument form is applicable.
"NGI Temporary Global Instrument" means a Temporary Global Instrument representing Instruments for which the relevant Final Terms or Drawdown Prospectus (as the case may be) specify that the New Global Instrument form is applicable.
"Non-Eligible NGI" means a Non-Eligible NGI Temporary Global Instrument or a Non-Eligible NGI Permanent Global Instrument.
"Non-Eligible NGI Permanent Global Instrument" means a Permanent Global Instrument which is intended to be a new global instrument not eligible for Eurosystem operations, as stated in the applicable Final Terms.
"Non-Eligible NGI Temporary Global Instrument" means a Temporary Global Instrument which is intended to be a new global instrument not eligible for Eurosystem operations, as stated in the applicable Final Terms.
"NSS" or "New Safekeeping Structure" means a structure where a Instrument Certificate which is registered in the name of a Common Safekeeper (or its nominee) for Euroclear and/or Clearstream, Luxembourg and the relevant Unrestricted Global Instrument Certificate will be deposited on or about the issue date with the Common Safekeeper for Euroclear and/or Clearstream, Luxembourg.
"NSS Global Instrument Certificate" means a Global Instrument Certificate to be held under the New Safekeeping Structure.

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"Permanent Global Instrument" means a Permanent Global Instrument substantially in the form set out in Schedule 2 (Form of Permanent Global Instrument).
"Registrars" means the Registrar and the DTC Registrar.
"Register" has the meaning set out in Clause 11 (Miscellaneous Duties of the Registrar).
"Regulations" means the regulations concerning the transfer of Registered Instruments as the same may from time to time be promulgated by SEK and approved by the Registrar (the initial regulations being set out in Schedule 9 (Regulations Concerning Transfers and Registration of Registered Instruments).
"Replacement Agent" means the Fiscal Agent or, in respect of any Tranche of Instruments, the Agent named as such in the relevant Final Terms or Drawdown Prospectus (as the case may be).
"Required Agent" means any Paying Agent (which may be the Fiscal Agent) or Transfer Agent (which expression shall include, for the purposes of this definition only, the Registrar) which is the sole remaining Paying Agent or (as the case may be) Transfer Agent with its Specified Office in any city where a listing authority, stock exchange and/or quotation system by which the Instruments are admitted to listing, trading and/or quotation requires there to be a Paying Agent, or, as the case may be Transfer Agent.
"Registered Instrument" means an Instrument in Registered form.
"Regulation S" means Regulation S of the Securities Act.
"Relevant State" means a Member State of the European Economic Area.
"Restricted Global Instrument Certificate" means, in relation to any series, a restricted global instrument certificate representing the Instruments of such series to be issued pursuant to Clause 3.7 in the form or substantially in the form set out in Schedule 6 (Form of Restricted Global Instrument Certificate) and bearing the Rule 144A Legend and any legends required by the relevant clearing system.
"Restricted Individual Instrument Certificates" means, in relation to any series, a restricted individual instrument certificate representing a Holder's entire holding of Instrument of such series in the form or substantially in the form set out in Schedule 7 (Form of Restricted Individual Instrument Certificate) and bearing the Rule 144A Legend.
"Rule 144A" means Rule 144A of the Securities Act.
"Rule 144A Legend" means the transfer restriction legend relating to the Securities Act set out in the forms of Restricted Global Instrument Certificate and Restricted Individual Instrument Certificate scheduled to this Agreement.

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References to the "specified office" of any Paying Agent or any Registrar is to the office specified against its name in Schedule 10 (Specified Offices of the Paying Agents and Registrars) or such other office in the same city as such office as such Paying Agent or, as the case may be, such Registrar may specify by notice to SEK and the other parties hereto.
References to a "Schedule" is, unless the context indicates otherwise, to a schedule hereto.
References to a "Section" is, unless the context indicates otherwise, to a section hereof.
"Securities Act" means the United States Securities Act of 1933.
"Temporary Global Instrument" means a Temporary Global Instrument substantially in the form set out in Schedule 1 (Form of Temporary Global Instrument) to this Agreement.
"Unrestricted Global Instrument Certificate" means, in relation to any series, an unrestricted global instrument certificate representing the Instruments of such series to be issued pursuant to Clause 3.6 in the form set out in Schedule 4 (Form of Unrestricted Global Instrument Certificate) and bearing the legends required by the relevant clearing system but not the Rule 144A Legend.
"Unrestricted Individual Instrument Certificates" means, in relation to any series, an unrestricted individual instrument certificate representing a Holder's entire holding of Instruments of such series in the form or substantially in the form set out in Schedule 7 (Form of Unrestricted Individual Instrument Certificate).
"VP" means the Danish central securities trading depository (VP Securities A/S), incorporated in Denmark with company registration number (CVR) 21599336.
1.2Clause, Section and Schedule headings are for ease of reference only and shall not affect the construction of this Agreement.
1.3In this Agreement, any reference to payments of principal, redemption amount or interest include any additional amounts payable in relation thereto under Condition 12 (Taxation).
1.4The Current Fiscal Agency Agreement shall be amended and restated on the terms of this Agreement. Any Instruments issued on or after the date of this Agreement shall be issued pursuant to this Agreement. This does not affect any Instruments issued prior to this Agreement. Subject to such amendment and restatement, the Current Fiscal Agency Agreement shall continue in full force and effect.
1.5In the case of a Tranche of Instruments issued pursuant to a Pricing Supplement, each reference in this Agreement to "Final Terms" shall be read and construed as a reference to such Pricing Supplement unless the context requires otherwise.
1.6Meaning of outstanding

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For the purposes of this Agreement (but without prejudice to its status for any other purpose), an Instrument shall be considered to be "outstanding" unless one or more of the following events has occurred:
(a)Redeemed or purchased: it has been redeemed in full, or purchased under Condition 10.10 (Purchase of Instruments), and in either case has been cancelled in accordance with Condition 10.13 (Cancellation of Redeemed and Purchased Instruments);
(b)Due date: the due date for its redemption in full has occurred and all sums due in respect of such Instrument (including all accrued interest) have been received by the Fiscal Agent and remain available for payment;
(c)Void: all claims for principal and interest in respect of such Instrument have become void under Condition 14 (Prescription);
(d)Replaced: it has been mutilated or defaced, or is alleged to have been lost, stolen or destroyed, and has been replaced pursuant to Condition 17 (Replacement of Instruments); or
(e)Meetings: for the purposes of Schedule 8 (Provisions for Meetings of Holders of Instruments) only, it is held by, or by any person for the benefit of, the Issuer.
1.7Records
Any reference in this Agreement to the records of an ICSD shall be to the records that each of the ICSDs holds for its customers which reflect the amount of such customers' interests in the Instruments (but excluding any interest in any Instruments of one ICSD shown in the records of another ICSD).
1.8Non-applicability to the Scandinavian Instruments
The provisions of this Agreement (except for Schedule 8 (Provisions for Meetings of Holders of Instruments)) do not apply to Instruments which are Scandinavian Instruments.
1.9Other agreements
All references in this Agreement to an agreement, instrument or other document (including the Dealership Agreement, the Deed of Covenant, the Base Prospectus and any Drawdown prospectus or part thereof) shall be construed as a reference to that agreement, instrument or other document as the same may be amended, supplemented, replaced or novated from time to time. In addition, in the context of any particular Tranche of Instruments, each reference in this Agreement to the Base Prospectus shall be construed as a reference to the Base Prospectus as completed, supplemented and/or amended by the relevant Final Terms.
1.10Legislation
Any reference in this Agreement to any legislation (whether primary legislation or regulations or other subsidiary legislation made pursuant to primary legislation) shall be construed as a reference to such legislation as the same may have been, or may from time to time be, amended, superseded or re-enacted.

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1.11Drawdown Prospectus
Any reference in this Agreement to Final Terms shall, in the case of a series of Instruments which is the subject of a Drawdown Prospectus be read and construed as a reference to the final terms of the Instruments set out in such Drawdown Prospectus.
1.12Headings
Headings and sub-headings are for ease of reference only and shall not affect the construction of this Agreement.
2.APPOINTMENT OF THE PAYING AGENTS AND THE REGISTRARS
2.1SEK appoints each of the Agents as its agent in relation to the Instruments for the purposes specified in this Agreement and in the terms and conditions applicable thereto and all matters incidental thereto.
2.2Each of the Agents accepts its appointment as agent of SEK in relation to the Instruments and shall comply with the provisions of this Agreement and, in connection therewith, shall take all such action as may be incidental thereto.
3.THE INSTRUMENTS
3.1Instruments may be issued in series (each a "Series"), and each series may comprise one or more tranches (each a "Tranche"). Each Tranche will be the subject of a Final Terms, a Pricing Supplement, or a Drawdown Prospectus prepared by or on behalf of SEK and:
(a)in the case of a Series in relation to which application has been made for admission to trading on the regulated market of the Luxembourg Stock Exchange and/or listing, trading and/or quotation by any other listing authority, stock exchange and/or quotation system, lodged with the CSSF and the Listing Application Department of the Luxembourg Stock Exchange or any other listing authority, stock exchange and/or quotation system (as the case may be); and/or
(b)in the case of a Series in relation to which a public offer will be made in a Relevant State, lodged with the competent authority for the purposes of the EU Prospectus Regulation in such Relevant State; or
(c)in the case of a Series in relation to which application has not been made for admission to such trading, listing and/or quotation attached to or incorporated by reference into each Instrument of such Series.
3.2Instruments issued in bearer form ("Bearer Instruments") will be represented: (a) upon issue by a temporary global instrument (a "Temporary Global Instrument") exchangeable not less than forty (40) days after the completion (as determined by the Fiscal Agent or SEK) of the distribution of the Instruments represented by such Temporary Global Instrument and upon due certification as described therein, for a permanent global instrument (a "Permanent Global Instrument") representing such Instruments; or (b) upon issue by a Permanent Global Instrument. Each Permanent Global Instrument will be exchangeable in whole (but not in part only) for definitive instruments ("Definitive Instruments") in accordance with its terms.

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3.3Each Temporary Global Instrument shall:
(a)be in substantially either of the forms (duly completed) set out in Schedule 1 (Form of Temporary Global Instrument);
(b)in the case of a Tranche of Instruments the subject of a Final Terms, have the relevant Final Terms attached thereto;
(c)in the case of a Tranche of Instruments the subject of a Drawdown Prospectus, have the relevant Drawdown Prospectus attached thereto;
(d)have attached thereto or incorporated by reference therein the terms and conditions applicable thereto;
(e)be executed by SEK and authenticated by or on behalf of the Fiscal Agent; and
(f)in the case of an NGI Temporary Global Instrument, be effectuated by or on behalf of the Common Safekeeper.
3.4Each Permanent Global Instrument shall:
(a)be in substantially either of the forms (duly completed) set out in Schedule 2 (Form of Permanent Global Instrument);
(b)in the case of a Tranche of Instruments the subject of a Final Terms, have the relevant Final Terms attached thereto;
(c)in the case of a Tranche of Instruments the subject of a Drawdown Prospectus, have the relevant Drawdown Prospectus attached thereto;
(d)in the case of an NGI Permanent Global Instrument, be effectuated by or on behalf of the Common Safekeeper;
(e)have attached thereto or incorporated by reference therein the terms and conditions applicable thereto; and
(f)be executed by SEK and authenticated by or on behalf of the Fiscal Agent.
3.5Each Definitive Instrument shall:
(a)be in substantially the form (duly completed) set out in Schedule 3 (Form of Definitive Instrument ("AIBD" format));
(b)unless the contrary is specified in the relevant Final Terms or Drawdown Prospectus, as the case may be, be in the format from time to time specified by the Association of International Bond Dealers or any successor body thereto;
(c)have a unique serial number printed thereon;
(d)if so specified in the relevant Final Terms or Drawdown Prospectus, as the case may be, have attached thereto at the time of their initial delivery coupons ("Coupons");
(e)have endorsed thereon, attached thereto or incorporated by reference therein the terms and conditions applicable thereto; and
(f)be executed by SEK and authenticated by or on behalf of the Fiscal Agent.

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3.6Each Unrestricted Global Instrument Certificates shall:
(a)be in substantially the form (duly completed) set out in Schedule 4 (Form of Unrestricted Global Instrument Certificates);
(b)in the case of a Tranche of Instruments the subject of a Final Terms, have the relevant Final Terms attached thereto;
(c)in the case of a Tranche of Instruments the subject of a Drawdown Prospectus, have the relevant Drawdown Prospectus attached thereto;
(d)have endorsed thereon, attached thereto or incorporated by reference therein the terms and conditions applicable thereto; and
(e)be executed by or on behalf of SEK or shall be a duplicate of the relevant Master Unrestructed Global Instrument Certificate supplied by SEK and, in any case, shall be authenticated by or on behalf of the Registrar; and
(f)in the case of an Unrestricted Global Instrument Certificate to be held under the New Safe Keeping Structure, be effectuated by or on behalf of the Common Safekeeper.
3.7Each Restricted Global Instrument Certificate shall:
(a)be in substantially the form set out in Schedule 6 (Form of Restricted Global Instrument Certificate);
(b)in the case of a Tranche of Instruments the subject of a Final Terms, have the relevant Final Terms attached thereto;
(c)in the case of a Tranche of Instruments the subject of a Drawdown Prospectus, have the relevant Drawdown Prospectus attached thereto;
(d)have attached thereto or incorporated by reference therein the terms and conditions applicable thereto; and
(e)be executed by or on behalf of SEK or shall be a duplicate of the relevant Master Restricted Global Instrument Certificate supplied by SEK and, in any case, shall be authenticated by or on behalf of the DTC Registrar; and
(f)in the case of an Restricted Global Instrument Certificate to be held under the New Safe Keeping Structure, be effectuated by or on behalf of the Common Safekeeper.
3.8Each Unrestricted Individual Instrument Certificate shall:
(a)be in substantially the form set out in Schedule 7 (Form of Unrestricted Individual Instrument Certificate);
(b)have a unique serial number enfaced thereon;
(c)have endorsed thereon, attached thereto or incorporated by reference therein the terms and conditions applicable thereto; and
(d)be executed by or on behalf of SEK and authenticated by or on behalf of the Registrar.

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3.9Each Restricted Individual Instrument Certificate shall:
(a)be in substantially the form set out in Schedule 7 (Form of Restricted Individual Instrument Certificate);
(b)have a unique serial number enfaced thereon;
(c)have endorsed thereon, attached thereto or incorporated by reference therein the terms and conditions applicable thereto; and
(d)be executed by or on behalf of SEK and authenticated by or on behalf of the DTC Registrar.
3.10Each Master Temporary Global Instrument, Master Permanent Global Instrument and Master Global Registered Instrument, if any, will be signed by or on behalf of the Issuer. A Master Temporary Global Instrument, Master Permanent Global Instrument and Master Global Registered Instrument may be used provided that the person(s) whose signature(s) appear thereon were/was an authorised signatory/ies at the date of signing such Master Temporary Global Instrument, Master Permanent Global Instrument and Master Global Registered Instrument notwithstanding that any such person may, for any reason (including death), have ceased to be such authorised signatory at the time of the creation and issue of the relevant Tranche or the issue and delivery of the relevant Instrument.
3.11Any facsimile signature affixed to an Instrument or Instrument Certificate may be that of a person who is at the time of the creation and issue of the relevant Series or Tranche an authorised signatory for such purpose of SEK notwithstanding that such person may for any reason (including death) have ceased to be such an authorised signatory at the time at which the relevant Instrument may be delivered.
3.12SEK shall promptly notify the Fiscal Agent and the Registrars in writing of any change in the names of the person or persons whose signatures are to be used.
4.ISSUANCE OF INSTRUMENTS
4.1Upon the conclusion of any agreement between SEK and a Dealer (or any other person or institution) for the issue by SEK and the subscription by such Dealer (or such other person or institution) of any Instruments, SEK shall, as soon as practicable but in any event not later than 10.00 a.m. (London time) two London Business Days prior to the proposed issue date therefor:
(a)in the case of Bearer Instruments, confirm by e-mail to newissues.london@db.com the terms of such agreement to the Fiscal Agent or, in the case of Registered Instruments, the Registrar (copied to the Fiscal Agent) or, in the case of Registered Instruments to be cleared through DTC, the DTC Registrar (copied to the Fiscal Agent);
(b)deliver a copy of the Final Terms or Drawdown Prospectus in relation to the relevant Series to the Fiscal Agent or, as the case may be, the Registrar (copied to the Fiscal Agent); and
(c)unless a Master Global Instrument or Master Global Instrument Certificate is to be used and such document has already been provided by SEK, ensure that there is delivered to: (i) the Fiscal Agent, a stock of CGI Temporary Global Instruments, NGI Temporary Global Instruments, CGI Permanent Global Instrument or NGI Permanent Global Instrument (as appropriate) (in unauthenticated form (and, if applicable, uneffectuated) but executed on behalf of SEK and otherwise complete); (ii) to the Registrar, a stock of Unrestricted

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Global Instrument Certificates and/or Unrestricted Individual Instrument Certificates as appropriate (in unauthenticated form and with the name of the registered holder left blank but executed on behalf of SEK and otherwise complete) in relation to the relevant Series or, as the case may be; (iii) to the DTC Registrar, a stock of Restricted Global Instrument Certificates and/or Restricted Individual Instrument Certificates as appropriate (in unauthenticated form and with the name of the registered holder left blank but executed on behalf of SEK and otherwise complete).
4.2On or before the issue date in relation to each Series or Tranche and upon confirmation (which may be given by telephone, letter or in person) by SEK and the relevant Dealer that the conditions specified in clause 2.3 (Issuance of Instruments) of the Dealership Agreement or any other conditions precedent to the issue of such Instruments agreed in the relevant subscription or underwriting agreement have been satisfied or waived in relation to such Series or Tranche, the Fiscal Agent or, as the case may be, the Registrar or DTC Registrar shall authenticate and deliver to or to the order of the relevant Dealer the relevant Global Instruments or Global Instrument Certificates.
4.3SEK shall, in relation to each Series of Instruments in bearer form, ensure that there is delivered to the Fiscal Agent not less than five days before the relevant CGI Temporary Global Instrument or NGI Temporary Global Instrument becomes exchangeable for the CGI Permanent Global Instrument or NGI Permanent Global Instrument (in unauthenticated (and, if applicable, uneffectuated) form but executed by SEK and otherwise complete) in relation thereto or, as the case may be, the Definitive Instruments (in unauthenticated form but executed by SEK and otherwise complete) in relation thereto. The Fiscal Agent shall authenticate and deliver such CGI Permanent Global Instrument or NGI Permanent Global Instrument or, as the case may be, Definitive Instruments in accordance with the terms of the relevant CGI Temporary Global Instrument or NGI Temporary Global Instrument and, in the case of an NGI Permanent Global or an NGI Temporary Global Instrument, instruct the Common Safekeeper to effectuate such NGI Temporary Global Instrument or NGI Permanent Global Instrument.
4.4SEK shall, in relation to each Series of Instruments in bearer form which is represented by a CGI Permanent Global Instrument or NGI Permanent Global Instrument, where applicable in relation to which an exchange notice has been given in accordance with the terms of such CGI Permanent Global Instrument or NGI Permanent Global Instrument, ensure that there is delivered to the Fiscal Agent not less than five days before the date on which such CGI Permanent Global Instrument or NGI Permanent Global Instrument becomes so exchangeable the Definitive Instruments (in unauthenticated form but executed by SEK and otherwise complete) in relation thereto. The Fiscal Agent shall authenticate and deliver such Definitive Instruments in accordance with the terms of the relevant CGI Permanent Global Instrument or an NGI Permanent Global Instrument.
4.5If SEK is required to deliver Individual Instrument Certificates pursuant to the terms of the Global Instrument Certificates (or either of them) and the Conditions, SEK shall not less than five days before the date on which relevant Global Instrument Certificate becomes exchangeable promptly arrange for a stock of Individual Instrument Certificates (unauthenticated and with the names of the registered Holders left blank but executed on behalf of SEK and otherwise complete) to be made available to the Registrar and DTC Registrar. The Registrar and DTC Registrar shall authenticate and deliver such Individual Instrument Certificates as required in accordance with the terms of the relevant Global Instrument Certificate.
4.6Where any Definitive Instruments with Coupons attached are to be delivered in exchange for a CGI Temporary Global Instrument, an NGI Temporary Global

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Instrument, an NGI Permanent Global Instrument or a CGI Permanent Global Instrument, the Fiscal Agent shall ensure that such Definitive Instruments shall have attached thereto only such Coupons as shall ensure that neither loss nor gain of interest shall accrue to the bearer thereof.
4.7The Fiscal Agent, DTC Registrar or Registrar, as the case may be, shall hold in safe custody all unauthenticated CGI Temporary Global Instruments, CGI Permanent Global Instruments, NGI Temporary Global Instruments, NGI Permanent Global Instruments, Definitive Instruments and Coupons or, as the case may be, Instrument Certificates delivered to it in accordance with this Clause 4 and shall ensure that the same are authenticated and delivered only in accordance with the terms hereof, the relevant CGI Temporary Global Instrument, the relevant CGI Permanent Global Instrument, the relevant NGI Temporary Global Instrument, the relevant NGI Permanent Global Instrument, the relevant Unrestricted Global Instrument Certificates or the relevant Restricted Global Instrument Certificates, as the case may be, and the Conditions.
4.8Subject to Clause 4.9 below, the Fiscal Agent, DTC Registrar and the Registrar, as applicable, are authorised by SEK to authenticate such CGI Temporary Global Instrument, CGI Permanent Global Instrument, NGI Temporary Global Instrument, NGI Permanent Global Instrument, Definitive Instruments or, as the case may be, Instrument Certificates as may be required to be authenticated hereunder by the signature of any of their respective officers or any other person duly authorised for the purpose by the Fiscal Agent or, as the case may be, the relevant Registrar.
(a)Immediately before the issue of any Global Instrument, the Fiscal Agent, or before the issue of any Global Instrument Certificates, the Registrar or DTC Registrar, as the case may be, shall authenticate it.
(b)Following authentication of any Global Instrument, or Global Instrument Certificate, the Fiscal Agent, or the Registrar or the DTC Registrar (as the case may be), shall:
(i)Medium term note settlement procedures: in the case of a Tranche of Instruments which is not syndicated among two or more Dealers but which is intended to be cleared through a clearing system, on the Local Banking Day immediately preceding its Issue Date deliver the Global Instrument or Global Instrument Certificate to the relevant depositary for Euroclear and/or Clearstream, Luxembourg (which in the case of an NGI Temporary Global Instrument, NGI Permanent Global Instrument, or NSS Global Instrument Certificate, shall be a specified Common Safekeeper) or, if applicable, deliver the Global Instrument Certificate to the relevant custodian for DTC, or to the relevant depositary for such other clearing system as has been agreed between SEK and the Fiscal Agent together or, as the case may be, the Registrar and:
(1)    instruct the clearing systems to whom (or to whose depositary or Common Safekeeper) such Permanent Global Instrument, Temporary Global Instrument or Global Instrument Certificate has been delivered, to credit the underlying Instruments represented by such Global Instrument or Global Instrument Certificate to the securities account(s) at such clearing systems that have been notified to the Fiscal Agent or, as the case may be, the Registrar by SEK, on a delivery versus payment basis or, if specifically agreed between them, on a delivery free of payment basis; and

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(2)    in the case of an NGI Temporary Global Instrument, NGI Permanent Global Instrument, or NSS Global Instrument Certificate, to effectuate such Temporary Global Instrument, Permanent Global Instrument or Global Instrument Certificate; and
(ii)Eurobond settlement procedures: in the case of a Tranche of Instruments which is syndicated among two or more Dealers, at or about the time on the Issue Date specified in the Final Terms and/or Drawdown Prospectus, deliver the Global Instrument, the Unrestricted Global Instrument Certificates or the Global Instrument Certificate:
EITHER
(1)    to, or to the order of, the Relevant Dealer at such place as shall be specified in the Final Terms and/or Drawdown Prospectus or such other time, date and/or place as may have been agreed between SEK, the Relevant Dealer and the Fiscal Agent or, as the case may be, the relevant Registrar provided that in the case of an NGI Temporary Global Instrument, NGI Permanent Global Instrument or an NSS Global Instrument Certificate it must be delivered to a Common Safekeeper together with instructions to such Common Safekeeper to effectuate such Global Instrument, against the delivery to the Fiscal Agent or Regsitrar (on behalf of SEK) of such acknowledgement of receipt as shall be agreed in writing in connection with the closing procedure for the relevant Tranche;
OR
(2)    in the case of settlement under the ICSD DVP Syndicated New Issues Process, to the common depositary or specified Common Safekeeper of the ICSDs, as the case may be, for the common depositary or specified Common Safekeeper to instruct the relevant ICSD (A) to credit the Instruments free of payment to the Commissionaire Account of the mandated dealer or such other Dealer as the Issuer may direct to settle the Instruments and (B) to release the Instruments only following payment of the net subscription monies into the Commissionaire Account, on a delivery against payment basis. In the case of an NGI Temporary Global Instrument, NGI Permanent Global Instrument or NSS Global Instrument Certificate, such Global Instrument must be delivered to the specified Common Safekeeper together with instructions to the specified Common Safekeeper to effectuate the Global Instrument;
(iii)Other settlement procedures: otherwise, at such time, on such date, deliver the Global Instrument, or the Global Instrument Certificate to such person and in such place as may have been agreed between SEK and the Fiscal Agent or, as the case may be, the relevant Registrar provided that in the case of an NGI Temporary Global Instrument,

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NGI Permanent Global Instrument or an NSS Global Instrument Certificate, it must be delivered to a Common Safekeeper together with instructions to such Common Safekeeper to effectuate such Global Instrument.
4.9If SEK opts to deliver to the Fiscal Agent or, as the case may be, the Registrar or DTC Registrar, from time to time a Master Temporary Global Instrument, a Master Permanent Global Instrument or a Master Global Instrument Certificate, each Master Temporary Global Instrument, Master Permanent Global Instrument or Master Global Instrument Certificate, as the case may be, will be signed by or on behalf of SEK. A Master Temporary Global Instrument, Master Permanent Global Instrument or Master Global Instrument Certificate may be used provided that the person(s) whose signature(s) appear thereon were/was an authorised signatory/ies at the date of signing such Master Temporary Global Instrument, Master Permanent Global Instrument or Master Global Instrument Certificate notwithstanding that any such person may, for any reason (including death), have ceased to be such authorised signatory at the time or the creation and issue of the relevant Tranche or the issue and delivery of the relevant Instrument.
5.EXCHANGE
5.1Exchange of CGI Temporary Global Instrument or NGI Temporary Global Instrument
(a)On each occasion on which a portion of a CGI Temporary Global Instrument or an NGI Temporary Global Instrument is exchanged for a portion of a CGI Permanent Global Instrument or an NGI Permanent Global Instrument or, as the case may be, for Definitive Instruments, the Fiscal Agent shall:
(i)in the case of a CGI Temporary Global Instrument, note or procure that there is noted on the Schedule to the CGI Temporary Global Instrument the aggregate principal amount thereof so exchanged and the remaining principal amount of the CGI Temporary Global Instrument (which shall be the previous principal amount thereof less the aggregate principal amount so exchanged) and shall procure the signature of such notation on its behalf; and
(ii)in the case of an NGI Temporary Global Instrument, instruct the ICSDs (in accordance with the provisions of Schedule 11 (Duties under the Issuer-ICSDs Agreement)) to make appropriate entries in their records to reflect the aggregate principal amount thereof so exchanged and the remaining principal amount of the NGI Temporary Global Instrument (which shall be the previous principal amount thereof less the aggregate principal amount so exchanged).
(b)The Fiscal Agent shall cancel or procure the cancellation of each Temporary Global Instrument against surrender of which full exchange has been made for a Permanent Global Instrument or Definitive Instruments or, in the case of an NGI Temporary Global Instrument, exchangeable for an NGI Permanent Global Instrument, instruct the Common Safekeeper to destroy such NGI Temporary Global Instrument.

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5.2Exchange of CGI Permanent Global Instrument or NGI Permanent Global Instrument
(a)On each occasion on which a portion of CGI Permanent Global Instrument or an NGI Permanent Global Instrument is exchanged for Definitive Instruments, the Fiscal Agent shall:
(i)in the case of a CGI Permanent Global Instrument, note or procure that there is noted on the Schedule to the CGI Permanent Global Instrument the aggregate principal amount thereof so exchanged and the remaining principal amount of the CGI Permanent Global Instrument (which shall be the previous principal amount thereof less the aggregate principal amount so exchanged) and shall procure the signature of such notation on its behalf; and
(ii)in the case of an NGI Permanent Global Instrument, instruct the ICSDs to make appropriate entries in their records to reflect the aggregate principal amount thereof so exchanged and the remaining principal amount of the NGI Permanent Global Instrument (which shall be the previous principal amount thereof plus the aggregate principal amount so exchanged).
(b)The Fiscal Agent shall cancel or procure the cancellation of each Permanent Global Instrument against surrender of which full exchange has been made for Definitive Instruments.
5.3Exchange of Unrestricted Global Instrument Certificates for Unrestricted Individual Instrument Certificate
If any Unrestricted Global Instrument Certificates becomes exchangeable for Unrestricted Individual Instrument Certificates in accordance with its terms, the Registrar shall, subject to its having received any certificates required by the terms of the relevant Unrestricted Global Instrument Certificates, authenticate and deliver to each person designated by the clearing system on whose behalf such Unrestricted Global Instrument Certificates is held an Unrestricted Individual Instrument Certificate in accordance with the terms of this Agreement and the relevant Unrestricted Global Instrument Certificates.
5.4Exchange of Restricted Global Instrument Certificate for Restricted Individual Instrument Certificate
If any Restricted Global Instrument Certificate becomes exchangeable for Restricted Individual Instrument Certificates in accordance with its terms, the DTC Registrar shall, subject to its having received any certificates required by the terms of the relevant Restricted Global Instrument Certificate, authenticate and deliver to each person designated by the clearing system on whose behalf such Restricted Global Instrument Certificate is held an Restricted Individual Instrument Certificate in accordance with the terms of this Agreement and the relevant Restricted Global Instrument Certificate. Subject to the restrictions on transfer of DTC Registered Instruments, any Restricted Individual Instrument Certificates issued in exchange for interests in a Restricted Global Instrument Certificate shall bear the Rule 144A Legend.

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5.5Election of Common Safekeeper
In relation to each issue of an NGI Temporary Global Instrument, NGI Permanent Global Instrument or NSS Global Instrument Certificate, SEK hereby authorises and instructs the Fiscal Agent to elect a Common Safekeeper. From time to time, SEK and the Fiscal Agent may agree to vary this election. SEK acknowledges that in connection with the election of either of the ICSDs as Common Safekeeper any such election is subject to the right of the ICSDs to jointly determine that the other shall act as Common Safekeeper in relation to any such issue and agrees that no liability shall attach to the Fiscal Agent in respect of any such election made by such ICSDs.
6.REPLACEMENT INSTRUMENTS
6.1The Fiscal Agent or, as the case may be, the Registrar shall, upon and in accordance with the instructions (which instructions may, without limitation, include terms as to the payment of expenses and as to evidence, security and indemnity) of SEK but not otherwise, complete, authenticate and deliver a CGI Temporary Global Instrument, CGI Permanent Global Instrument, an NGI Temporary Global Instrument, an NGI Permanent Global Instrument, Definitive Instrument, Coupon or, as the case may be, Instrument Certificate as a replacement for any of the same which has been mutilated or defaced or which has or has been alleged to have been destroyed, stolen or lost, provided however that:
(a)Surrender or destruction: no Temporary Global Instrument, Permanent Global Instrument, Definitive Instrument, Coupon, or Instrument Certificate, as the case may be, shall be delivered as a replacement for any of the same which has been mutilated or defaced otherwise than against surrender of the same or, in the case of an NGI Temporary Global Instrument or an NGI Permanent Global Instrument, appropriate confirmation of destruction from the Common Safekeeper;
(b)Effectuation: any replacement NGI Temporary Global Instrument, NGI Permanent Global Instrument or NSS Global Instrument Certificate shall be delivered to the Common Safekeeper together with instructions to effectuate it; and
(c)Costs: no replacement Temporary Global Instrument, Permanent Global Instrument, NGI Temporary Global Instrument, NGI Permanent Global Instrument, Definitive Instrument Coupon or, as the case may be, Instrument Certificate shall be issued until the applicant has furnished the Fiscal Agent or, as the case may be, the Registrar with such evidence and indemnity as SEK and/or the Fiscal Agent or, as the case may be, the Registrar may reasonably require and has paid such costs and expenses as may be incurred in connection with such replacement.
6.2Each replacement CGI Temporary Global Instrument, CGI Permanent Global Instrument, NGI Temporary Global Instrument, NGI Permanent Global Instrument, Definitive Instrument, Coupon or Instrument Certificate delivered hereunder shall bear a unique serial number.
6.3The Fiscal Agent or, as the case may be, the Registrar shall cancel and destroy each mutilated or defaced Temporary Global Instrument, Permanent Global Instrument, NGI Temporary Global Instrument, NGI Permanent Global Instrument, Definitive Instruments, Coupon or Instrument Certificate surrendered to it and in respect of which a replacement has been delivered and shall furnish SEK with a certificate as to such destruction specifying the certificate or serial numbers (if any) of the Temporary

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Global Instrument, Permanent Global Instrument, Definitive Instruments (distinguishing between different denominations) or Instrument Certificates, in numerical sequence and the total number by payment or maturity date of Coupons (distinguishing Talons) so destroyed. In the case of an NGI Temporary Global Instrument or an NGI Permanent Global Instrument which has been destroyed by the Common Safekeeper, the Fiscal Agent shall furnish SEK with a copy of the confirmation of destruction received by it from the Common Safekeeper.
6.4The Fiscal Agent or, as the case may be, the Registrar shall notify SEK and the other Paying Agents of the delivery by it in accordance herewith of any replacement CGI Temporary Global Instrument, CGI Permanent Global Instrument, NGI Temporary Global Instrument, NGI Permanent Global Instrument, Coupon or Instrument Certificate, specifying the serial number thereof and the serial number (if any and if known) of the Instrument or Instrument Certificate which it replaces and confirming (if such be the case) that the Instrument which it replaces has been cancelled or destroyed.
6.5SEK shall ensure that the Fiscal Agent and the Registrar have available to them supplies of such CGI Temporary Global Instrument, CGI Permanent Global Instrument, NGI Temporary Global Instrument, NGI Permanent Global Instrument, Definitive Instruments, Coupons and Instrument Certificates, as the case may be, as shall be necessary to the delivery of replacement Instruments under this Clause 6.
6.6SEK agrees that it will, in relation to any Registered Instruments which are restricted securities (as defined in Rule 144(a)(3) under the Securities Act) and during any period in relation thereto during which it is neither subject to sections 13 or 15(d) of the Exchange Act nor exempt from reporting pursuant to Rule 12g3-2(b) under the Exchange Act, make available on request to each of the Paying Agents and the DTC Registrar, the information specified in and meeting the requirements of Rule 144A(d)(4) under the Securities Act in order that such Paying Agent or, as the case may be, the DTC Registrar may make such information available to holders of any Instruments as contemplated in clause 3.3(d) of the Dealership Agreement or the relevant subscription or underwriting agreement for a Tranche of Instruments and SEK acknowledges and agrees this Clause is intended to be for the benefit of the holders, beneficial owners and the prospective purchasers designated by such persons, from time to time, of such restricted securities and may be relied upon and enforced by such person.
7.PAYMENTS TO THE FISCAL AGENT OR THE REGISTRARS
7.1In order to provide for the payment of interest and principal or, as the case may be, redemption amount in respect of the Instruments of each Series as the same shall become due and payable, SEK shall pay to the Fiscal Agent or, as the case may be, the Registrar on or before the date on which such payment becomes due an amount equal to the amount of principal, redemption amount or, as the case may be, interest (including for this purpose any amounts remaining payable in respect of uncancelled Coupons pertaining to Definitive Instruments which have been cancelled following their purchase in accordance with Condition 10 (Redemption and Purchase)) then becoming due in respect of such Instruments.
7.2Each amount payable by SEK under Clause 7.1 shall be paid unconditionally by credit transfer in the currency in which the Instruments of the relevant Series are denominated or, if different, payable and in immediately available, freely transferable funds (and in the case of Renminbi Instruments only, not later than 12.00 p.m. (Hong Kong time)) on the relevant day to such account with such bank as the Fiscal Agent or, as the case may be, the Registrar may by notice to SEK have specified for the purpose. SEK shall, before the end of (and in the case of Renminbi Instruments only, not later than 12.00 p.m. (Hong Kong time)) the second Local Banking Day before the

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due date of each payment by it under Clause 7.1, procure that the bank effecting payment for it confirms by authenticated SWIFT message to the Fiscal Agent the payment instructions relating to such payment. In addition, in the case of Renminbi Instruments only, the Fiscal Agent, or as the case may be, the Registrar, shall, as far is reasonably practicable, provide SEK with a debt service notice in relation to the method of such payment no later than seven Business Days prior to such relevant day.
7.3The Fiscal Agent and the Registrar shall be entitled to deal with each amount paid to them hereunder in the same manner as other amounts paid to it as a banker by its customers and, except as required by applicable law, shall not be obliged to segregate the same from other amounts paid to it, provided that:
(a)it shall not exercise any lien, right of set-off or similar claim in respect thereof against SEK; and
(b)it shall not be liable to any person for interest thereon.
7.4The Fiscal Agent shall apply each amount paid to it hereunder in accordance with Clauses 8.1 and 8.3 and shall not be obliged to repay any such amount unless or until the obligation to make the relevant payment becomes void or ceases in accordance with Condition 14 (Prescription), in which event it shall repay to SEK such portion of such amount as relates to such payment by paying the same by credit transfer to such account with such bank as SEK may by notice to the Fiscal Agent have specified for the purpose.
7.5The Registrar and the DTC Registrar shall apply each amount paid to it hereunder in accordance with Clauses 9.1 and 9.3 and shall not be obliged to repay any such amount unless or until the claims against SEK in respect of the Registered Instruments are prescribed in accordance with Condition 14 (Prescription), in which event it shall repay to SEK such portion of such amount as relates to such Registered Instruments by paying the same by credit transfer to such account with such bank as SEK may by notice to such Registrar have specified for the purpose.
7.6If SEK is, in respect of any payment, compelled to withhold or deduct any amount for or on account of taxes, duties, assessments or governmental charges as specifically contemplated under the Conditions (including any FATCA Withholding, it will give notice of that fact to each Paying Agent promptly upon becoming aware of the requirement to make the withholding or deduction and will give to each Paying Agent such information as it may require to enable it to comply with the requirement.
“FATCA Withholding” means any withholding or deduction of tax required pursuant to an agreement described in Section 1471(b) of the US Internal Revenue Code of 1986 or otherwise imposed pursuant to 1471 to 1474 of the Internal Revenue Code (including any regulations or agreements thereunder, any official interpretations therefor or any law implementing an intergovernmental approach thereto).
7.7If any payment provided for by clause 7.1 is made late but otherwise under the terms of this Agreement, the Agents will nevertheless act as Agents. However unless and until: (i) the full amount of any payment has been made to the Fiscal Agent in accordance with clause 7.1; or (ii) the Fiscal Agent is satisfied that such payment will be made, neither it nor any of the Agents is bound to make payments in respect of the Instruments as aforesaid.
7.8If default is made by SEK in respect of any payment, unless and until the full amount of the payment has been made under the terms of this Agreement (except as to the time of making the same) or other arrangements satisfactory to the Fiscal Agent have

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been made, neither the Fiscal Agent nor any of the other Paying Agents will be bound to act as agents.
8.PAYMENTS TO HOLDERS OF BEARER INSTRUMENTS
8.1Each Paying Agent acting through its Specified Office shall make payments of interest, principal or, as the case may be, redemption amount in respect of Bearer Instruments in accordance with the terms and conditions applicable thereto (and, in the case of a Temporary Global Instrument or a Permanent Global Instrument, the terms thereof) Provided that:
(a)if any Temporary Global Instrument, Permanent Global Instrument, Definitive Instrument or Coupon is presented or surrendered for payment to any Paying Agent and such Paying Agent has delivered a replacement therefor or has been notified that the same has been replaced, such Paying Agent shall forthwith notify SEK of such presentation or surrender and shall not make payment against the same until it is so instructed by SEK and has received the amount to be so paid;
(b)a Paying Agent shall not be obliged (but shall be entitled) to make such payments:
(i)if it has been notified that the relevant payment confirmation has not been received, unless it is subsequently notified that such payment confirmation or payment of the amount due has been received; or
(ii)if it is not able to establish that the Fiscal Agent has received (whether or not at the due time) the full amount of the relevant payment due to it under Clause 7.1;
(c)Cancellation: each Paying Agent shall cancel or procure the cancellation of each CGI Temporary Global Instrument, CGI Permanent Global Instrument, Definitive Instrument (in the case of early redemption, together with such unmatured Coupons as are attached to or are surrendered with it at the time of such redemption), or, as the case may be, Coupon against surrender of which (if applicable) it has made full payment and shall (if such Paying Agent is not the Fiscal Agent) deliver or procure the delivery of each CGI Temporary Global Instrument, CGI Permanent Global Instrument, Definitive Instrument (together with as aforesaid) or Coupon so cancelled by it to the Fiscal Agent.. In the case of full payment in respect of an NGI Temporary Global Instrument, NGI Permanent Global Instrument or NSS Global Registered Instrument Certificate that the Fiscal Agent shall instruct the Common Safekeeper to destroy the relevant NGI Permanent Global Instrument, NGI Temporary Global Instrument or NSS Global Registered Instrument Certificate, as applicable; and
(d)upon payment being made in respect of the Global Instrument the relevant Paying Agent shall:
(i)in the case of a CGI Temporary Global Instrument or a CGI Permanent Global Instrument, enter or procure that there is entered on the Schedule thereto (or, in the absence of a Schedule, on the face thereof) the amount of such payment and, in the case of payment of principal, the remaining principal amount of Instruments represented by such Global Instrument (which shall be the previous principal amount less the principal amount in respect of which payment has then been paid) and shall procure the signature of such notation on its behalf; and

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(ii)in the case of an NGI Temporary Global Instrument, NGI Permanent Global Instrument or NSS Global Registered Instrument Certificate, instruct the ICSDs to make appropriate entries in their records to reflect the amount of such payment and, in the case of payment of principal, the remaining principal amount of Instruments represented by such Global Instrument (which shall be the previous principal amount less the principal amount in respect of which payment has then been paid).
8.2None of the Paying Agents shall exercise any lien, right of set-off or similar claim against any person to whom it makes any payment under Clause 8.1 in respect thereof, nor shall any commission or expense be charged by it to any such person in respect thereof.
8.3If a Paying Agent other than the Fiscal Agent makes any payment in accordance with Clause 8.1:
(a)it shall notify the Fiscal Agent of the amount so paid by it, the serial number (if any) of the Definitive Instrument or Coupon against presentation or surrender of which payment of principal or redemption amount was made and the number of Coupons by maturity against which payment of interest was made; and
(b)subject to and to the extent of compliance by SEK with Clause 7.1 (whether or not at the due time), the Fiscal Agent shall reimburse such Paying Agent for the amount so paid by it by payment out of the funds received by it under Clause 7.1 of an amount equal to the amount so paid by it by paying the same by credit transfer to such account with such bank as such Paying Agent may by notice to the Fiscal Agent have specified for the purpose.
8.4If the Fiscal Agent makes any payment in accordance with Clause 8.1, it shall be entitled to appropriate for its own account out of the funds received by it under Clause 7.1 an amount equal to the amount so paid by it.
8.5If any Paying Agent makes a payment in respect of Bearer Instruments at a time at which the Fiscal Agent has not received the full amount of the relevant payment due to it under Clause 7.1 and the Fiscal Agent is not able, out of the funds received by it under Clause 7.1, to reimburse such Paying Agent therefor (whether by payment under Clause 8.3 or appropriation under Clause 8.4), SEK shall from time to time on demand pay to the Fiscal Agent for account of such Paying Agent:
(a)the amount so paid out by such Paying Agent and not so reimbursed to it; and
(b)interest on such amount from the date on which such Paying Agent made such payment until the date of reimbursement of such amount, provided that any payment made under paragraph (a) above shall satisfy pro tanto SEK's obligations under Clause 7.1.
8.6Interest shall accrue for the purpose of paragraph (b) of Clause 8.5 (as well after as before judgment) on the basis of a year of 360 days and the actual number of days elapsed and at the rate per annum which is the aggregate of one per cent. per annum and the rate per annum specified by the Fiscal Agent as reflecting its cost of funds for the time being in relation to the unpaid amount.
8.7If at any time and for any reason a Paying Agent makes a partial payment in respect of any CGI Temporary Global Instrument, CGI Permanent Global Instrument, NGI

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Temporary Global Instrument or NGI Permanent Global Instrument, Definitive Instrument or Coupon surrendered for payment to it, such Paying Agent shall:
(a)in the case of a CGI Temporary Global Instrument, CGI Permanent Global Instrument, Definitive Instrument or Coupon endorse thereon a statement indicating the amount and date of such payment; and
(b)in the case of an NGI Temporary Global Instrument, an NGI Permanent Global Instrument or a NSS Global Registered Instrument Certificate, instruct the ICSDs (in accordance with the provisions of Schedule 11 (Duties under the Issuer-ICSDs Agreement)) to make appropriate entries in their respective records to reflect such partial payments.
9.PAYMENTS TO HOLDERS OF REGISTERED INSTRUMENTS
9.1The Registrar or DTC Registrar, as applicable, acting through its Specified Office shall make payments of interest, principal or, as the case may be, redemption amount in respect of Registered Instruments in accordance with the Conditions applicable thereto provided that the relevant Registrar shall not be obliged (but shall be entitled) to make such payments if it is not able to establish that it has received (whether or not at the due time) the full amount of the relevant payment due to it under Clause 7.1.
9.2Neither the Registrar nor the DTC Registrar shall exercise any lien, right of set-off or similar claim against any person to whom they make any payment under Clause 9.1 in respect thereof, nor shall any commission or expense be charged by it to any such person in respect thereof.
9.3If the Registrar or the DTC Registrar makes any payment in accordance with Clause 9.1, it shall be entitled to appropriate for its own account out of the funds received by it under Clause 7.1 an amount equal to the amount so paid by it.
9.4If the Registrar or the DTC Registrar makes a payment in respect of Registered Instruments at a time at which it has not received the full amount of the relevant payment due to it under Clause 7.1 and is not able, out of funds received by it under Clause 7.1, to reimburse itself therefor by appropriation under Clause 9.3, SEK shall from time to time on demand pay to such Registrar for its own account:
(a)the amount so paid out by the Registrar or the DTC Registrar and not so reimbursed to it; and
(b)interest on such amount from the date on which the Registrar or the DTC Registrar made such payment until the date of reimbursement of such amount, provided that any payment made under paragraph (a) above shall satisfy pro tanto SEK's obligations under Clause 7.1.
9.5Interest shall accrue for the purpose of paragraph (b) of Clause 9.4 (as well after as before judgment) on the basis of a year of 360 days and the actual number of days elapsed and at the rate per annum which is the aggregate of one per cent. per annum and the rate per annum specified by the Registrar or the DTC Registrar as reflecting its cost of funds for the time being in relation to the unpaid amount.

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10.MISCELLANEOUS DUTIES OF THE FISCAL AGENT AND THE PAYING AGENTS
10.1The Fiscal Agent shall:
(a)maintain a record of all Temporary Global Instrument, Permanent Global Instrument, Definitive Instruments and Coupons delivered hereunder and of their redemption, payment, cancellation, mutilation, defacement, alleged destruction, theft or loss or replacement provided that no record need be maintained of the serial numbers of Coupons save insofar as that a record shall be maintained of the serial numbers of unmatured Coupons missing at the time of redemption or other cancellation of the relevant Definitive Instruments and of any subsequent payments against such Coupons;
(b)maintain a record of all certifications received by it in accordance with the provisions of any Temporary Global Instrument;
(c)in relation to each series of Bearer Instruments, the terms and conditions applicable to which provide that the rate of interest or any calculation applicable thereto shall be determined by the Fiscal Agent, determine such rate of interest or make such calculation from time to time on the basis therein and take all such actions as may to it seem reasonably incidental thereto including, without limitation, the notification of all rates and amounts so determined and the maintenance of all appropriate records;
(d)make such records available for inspection at all reasonable times by SEK and the other Paying Agents; and
(e)procure that in respect of each Series of Instruments issued as NGIs, maintains a record of all NGI Temporary Global Instrument and NGI Permanent Global Instrument delivered hereunder and of their redemption, payment, exchange, cancellation, mutilation, defacement, alleged destruction, theft or loss or replacement thereof.
10.2The Paying Agents shall make available to the Fiscal Agent such information as may reasonably be required for (i) the maintenance of the records referred to in Clause 10.1 and (ii) the Fiscal Agent to perform the duties set out in Schedule 11 (Duties under the Issuer-ICSDs Agreement).
10.3SEK may from time to time deliver to the Fiscal Agent Definitive Instruments and unmatured Coupons appertaining thereto for cancellation, whereupon the Fiscal Agent shall cancel such Definitive Instruments and Coupons. In addition, SEK may from time to time:
(a)procure the delivery to the Fiscal Agent of a CGI Temporary Global Instrument or a CGI Permanent Global Instrument with instructions to cancel a specified aggregate principal amount of Instruments represented thereby (which instructions shall be accompanied by evidence satisfactory to the Fiscal Agent that SEK is entitled to give such instructions) whereupon the Fiscal Agent shall note or procure that there is noted on the Schedule to such CGI Temporary Global Instrument or (as the case may be) CGI Permanent Global Instrument the aggregate principal amount of Instruments so to be cancelled and the remaining principal amount thereof (which shall be the previous principal amount thereof less the aggregate principal amount of the Instruments so cancelled) and shall procure the signature of such notation on its behalf; and/or

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(b)instruct the Fiscal Agent or, as the case may be, the Registrar, to cancel a specified aggregate principal amount of Instruments represented by an NGI Temporary Global Instrument or an NGI Permanent Global Instrument or a Global Registered Certificate to be held under the NSS (which instructions shall be accompanied by evidence satisfactory to the Fiscal Agent or, as the case may be, the Registrar, that SEK is entitled to give such instructions) whereupon the Fiscal Agent or, as the case may be, the Registrar, shall instruct the ICSDs (in accordance with the provisions of Schedule 11 (Duties under the Issuer-ICSDs Agreement)) to make appropriate entries in their respective records to reflect such cancellation.
10.4As soon as practicable (and in any event within three months) after each interest payment date in relation to any Series of Bearer Instruments, after each date on which Instruments are cancelled in accordance with Clause 10.3, and after each date on which the Instruments fall due for redemption, the Fiscal Agent shall notify SEK and the other Paying Agents (on the basis of the information available to it) of the number of any Definitive Instruments or Coupons against surrender of which payment has been made and of the number of any Definitive Instruments or, as the case may be, Coupons which have not yet been surrendered for payment.
10.5The Fiscal Agent shall, upon and in accordance with the instructions of SEK but not otherwise, arrange for the publication in accordance with Condition 19 (Notices) of any notice which is to be given to the holders of any Bearer Instruments and shall supply a copy thereof to each other Paying Agent.
10.6The Fiscal Agent may destroy each Definitive Instrument or Coupon delivered to or cancelled by it in accordance with paragraph (c) of Clause 8.1 or delivered to and cancelled by it in accordance with Clause 10.3, in which case it shall (within 3 months of such destruction) furnish SEK with a certificate as to such destruction and specifying the serial numbers of the Definitive Instruments or Coupons in numerical sequence (and containing particulars of any unmatured Coupons attached thereto or surrendered therewith) and the total number by payment or maturity date of Coupons so destroyed.
10.7The Fiscal Agent may procure that the Common Safekeeper destroys each NGI Temporary Global Instrument and NGI Permanent Global Instrument in accordance with Clause 5.1, Clause 6.3, or Clause 8.1, and, in which case, upon receipt of confirmation of destruction from the Common Safekeeper, the Fiscal Agent or, as the case may be, the Registrar, shall furnish SEK with a copy of such confirmation following receipt of confirmation from the Common Safekeeper that a relevant Global Instrument has been effectuated, destroy each NGI Temporary Global Instrument and each NGI Permanent Global Instrument retained by it following authentication of the Global Instrument by the Fiscal Agent or, as the case may be, the Registrar, and delivery by electronic means of the authenticated Global Instrument to the Common Safekeeper for effectuation.
10.8Each Paying Agent shall, at the request of the holder of any Bearer Instrument issue voting certificates and block voting instructions in a form and manner which comply with the provisions of Schedule 8 (Provisions for meetings of Holders of Instruments) (except that it shall not be required to issue the same less than forty-eight hours before the time fixed for any meeting therein provided for). Each Paying Agent shall keep a full record of voting certificates and block voting instructions issued by it and will give to SEK not less than twenty-four hours before the time appointed for any meeting or adjourned meeting full particulars of all voting certificates and block voting instructions issued by it in respect of such meeting or adjourned meeting.
10.9The Fiscal Agent shall make available for inspection during office hours at its Specified Office copies of this Agreement and the Deed of Covenant.

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10.10The Fiscal Agent shall (on behalf of SEK) make all necessary notifications and filings as may be required from time to time in relation to the issue, purchase and redemption of the Instruments by all applicable laws, regulations and guidelines and, in particular but without limitation, those promulgated by, Japanese governmental or regulatory authorities, in the case of Instruments denominated in or linked to Japanese Yen. Save as aforesaid, SEK shall be solely responsible for ensuring that each Instrument to be issued or other transactions to be effected hereunder shall comply with all applicable laws and regulations of any governmental or other regulatory authority and that all necessary consents and approvals of, notifications to and registrations and filings with, any such authority in connection therewith are effected, obtained and maintained in full force and effect.
10.11Each Paying Agent shall severally indemnify SEK against any claim, demand, action, liability, damages, cost, loss or expense (including, without limitation, legal fees and any applicable value added tax) which it may incur, otherwise than by reason of its own gross negligence or wilful default. Under no circumstances will an Agent be liable to SEK or any other party to this Agreement in contract, tort (including negligence) or otherwise for any consequential, special, indirect or speculative loss or damage (including but not limited to loss of business, goodwill, opportunity or profit) which arises out of or in connection with this Agreement even if advised of the possibility of such loss or damage.
10.12The Fiscal Agent agrees with SEK that it will notify the relevant Dealers of the completion of distribution of the Instruments of any series which are sold to or through more than one Dealer as contemplated in Schedule 1 (Selling Restrictions) to the Dealership Agreement.
10.13The Fiscal Agent shall immediately notify: (i) SEK of any notice delivered to it by Euroclear and/or Clearstream, Luxembourg; and (ii) Euroclear and/or Clearstream, Luxembourg of any relevant notice delivered to it by SEK.
10.14The Fiscal Agent shall comply with the provisions set out in Schedule 11 (Duties under the Issuer-ICSDs Agreement).
10.15SEK will, upon the request from time to time of any Agent, promptly supply or procure the supply of such documentation and other evidence as is reasonably requested by that Agent in order for the relevant Agent to carry out and be satisfied that it has complied with all necessary "know your customer" or similar checks under all applicable laws and regulations, such as those at https://corporates.db.com/company/privacy-notice-corporate-bank. SEK will take reasonable steps to bring the content of any such notice to the attention of individuals whose data it discloses to the relevant Agent. The parties acknowledge that, in connection with this Agreement, SEK may disclose to the Agent and may further process, information relating to individuals ("Personal Data") such as individuals associated with SEK. The parties confirm that in so doing they will each comply with any applicable Data Protection Laws and that each is acting as an independent and separate Controller and that no party will place any other party in breach of applicable Data Protection Laws. In this Agreement, "Data Protection Laws" means any data protection or privacy laws and regulations, as amended or replaced from time to time, such as (i) the Data Protection Act 2018; (ii) the General Data Protection Regulation ((EU) 2016/679) ("GDPR") or the UK GDPR and any applicable implementing laws, regulations and secondary legislation; and (iii) any successor legislation to the Data Protection Act 2018 and the GDPR. The terms "Controller", "Personal Data" and "Processing" shall have the meaning given in the Data Protection Laws or, if none, the meaning of any equivalent concepts to those terms as they are defined in the GDPR.
10.16The Agents will only perform the duties expressly set out in the Agreement and the Conditions and have no implied duties. The Agents have no obligation to take any

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action under this Agreement which it expects will result in any expense or liability accruing to it, the payment of which within a reasonable time is not, in its opinion, assured to it.
10.17None of the parties to this Agreement is permitted to assign or transfer any of its rights and obligations under this Agreement without the prior written consent of the other parties to this Agreement, provided however that each of the Agents may transfer its rights and obligations under this Agreement to any other member of the DB Group without such consent. For the purposes of this Clause, "DB Group" means Deutsche Bank AG and any of its associated companies, branches and subsidiary undertakings from time to time.
10.18In the case of the delivery to Euroclear and/or Clearstream, Luxembourg of any documentation signed electronically or received by Euroclear and/or Clearstream, Luxembourg in electronic form (including any Global Instrument or Global Registered Instrument Certificate), the Fiscal Agent or, as the case may be, the Registrar, will retain any supporting or other documentation or evidence in relation to the signing of such documentation (including any authentication details used to verify the identity of the person signing and any other electronic record or confirmation of the signing process) and will promptly provide such documentation or evidence to Euroclear and/or Clearstream, Luxembourg upon request.
11.MISCELLANEOUS DUTIES OF THE REGISTRAR
11.1The Registrar and the DTC Registrar shall maintain in relation to each Series or Tranche of Registered Instruments in relation to which it is appointed as registrar a register (each a "Register"), which shall be kept in accordance with the terms and conditions applicable to such Series or Tranche of Registered Instruments and the regulations referred to in Clause 11.2. Each Register shall show the aggregate principal amount and date of issue of the relevant Series of Registered Instruments, the names and addresses of the initial holders thereof and the dates of all transfer to, the names and addresses of, all subsequent holders thereof and all cancellations and replacements of any Instrument Certificates. The relevant Registrar shall further, in relation to each Series or Tranche of Registered Instruments the terms and conditions applicable to which provide that the rate of interest applicable thereto shall be determined by such Registrar, determine such rate of interest from time to time on the basis therein provided and take all such action as may to it seem reasonably incidental thereto including, without limitation, the notification of all rates and amounts so determined and the maintenance of all appropriate records. The Registrar and the DTC Registrar shall make each Register and all such records in respect of which it has been appointed available for inspection at all reasonable times by SEK.
11.2The relevant Registrar shall by the issue of new Instrument Certificates, the cancellation of old Instrument Certificates and the making of entries in the relevant Register give effect to transfers of Registered Instruments in accordance with the terms and conditions applicable thereto and in accordance with such regulations concerning the transfer of Registered Instruments as may from time to time be promulgated by SEK. The initial regulations in relation to the transfer of Instrument Certificates are set out in Schedule 9 (Regulations concerning transfer of Registered Instruments).
11.3If the Transfer Agent receives requests for the transfer of Registered Instruments in accordance with the Conditions and the regulations referred to in Clause 11.2 above, it shall assist, if required, in the issue of new Instrument Certificates to give effect to such transfers and, in particular, upon any such request being duly made, shall promptly notify the Registrar of:
(a)the aggregate principal amount of the Registered Instruments to be transferred;

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(b)the name(s) and addresses to be entered on the Register of the Holder(s) of the new Instrument Certificate(s) to be issued in order to give effect to such transfer; and
(c)the place and manner of delivery of the new Instrument Certificate(s) to be delivered in respect of such transfer, and shall forward the Instrument Certificate(s) relating to the Registered Instruments to be transferred (with the relevant form(s) of transfer duly completed) to the Registrar with such notification.
11.4The DTC Transfer Agent shall receive requests for the exchange of interests in the Unrestricted Global Instrument Certificate for interests in the Restricted Global Instrument Certificate and for the exchange of interests in the Restricted Global Instrument Certificate for interests in the Unrestricted Global Instrument Certificate and, upon any such request being duly made in accordance with the terms of this Agreement and the relevant Global Instrument Certificate, shall promptly notify the DTC Registrar of the principal amount of Registered Instruments to be so exchanged and send to the DTC Registrar a copy of any certificate received by it in connection with such request for exchange.
11.5The DTC Registrar shall receive requests for the exchange of interests in the Unrestricted Global Instrument Certificate for interests in the Restricted Global Instrument Certificate and for the exchange of interests in the Restricted Global Instrument Certificate for interests in the Unrestricted Global Instrument Certificate and, subject to the DTC Registrar having received all information and certificates required by this Agreement and the relevant Global Instrument Certificate, the DTC Registrar shall give effect to such requests in accordance with the terms of the relevant Global Instrument Certificate by making appropriate adjustments to the records maintained by it and, if applicable, shall procure that appropriate entries are made in the records of the DTC Custodian so as to reflect such adjustments.
11.6SEK may from time to time deliver to the Registrar and the DTC Registrar Instrument Certificates representing the relevant Registered Instruments of which it is the holder for cancellation, whereupon the Registrar or the DTC Registrar, as applicable, shall cancel the same and shall make the corresponding entries in the relevant Register.
11.7As soon as practicable (and in any event within three months) after each date on which Registered Instruments fall due for redemption, the Registrar and the DTC Registrar shall notify SEK of the number of any Registered Instruments under which payment has been made and of the number of any Registered Instruments (and the names and addresses of the holders thereof) under which payment has not yet been applied for.
11.8The Registrar and the DTC Registrar shall, upon and in accordance with the instructions of SEK but not otherwise, arrange for the publication in accordance with Condition 19 (Notices) of any notice which is to be given to the holders of Registered Instruments.
11.9SEK shall ensure that the Registrar and the DTC Registrar has available to it supplies of such Instrument Certificates as shall be necessary in connection with the transfer of Registered Instruments under this Clause 11.
11.10The Registrar and the DTC Registrar shall, at the request of the holder of any Registered Instrument, issue voting certificates and block voting instructions in a form and manner which comply with the provisions of Schedule 8 (Provisions for meetings of Holders of Instruments) (except that it shall not be required to issue the same less

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than forty-eight hours before the time fixed for any meeting therein provided for). The Registrar and the DTC Registrar shall keep a full record of voting certificates and block voting instructions issued by it and will give to SEK not less than twenty-four hours before the time appointed for any meeting or adjourned meeting, full particulars of all voting certificates and block voting instructions issued by it in respect of such meeting or adjourned meeting.
11.11The Registrar and the DTC Registrar shall make available during office hours at its specified office copies of this Agreement.
11.12The Registrar and the DTC Registrar shall make all relevant and necessary notifications and filings to and with the Ministry of Finance in Japan or other relevant governmental or regulatory authority.
11.13The Registrar and the DTC Registrar shall indemnify SEK against any claim, demand, action, liability, damages, cost, loss or expense (including, without limitation, legal fees and any applicable value added tax) which it may incur, otherwise than by reason of its own gross negligence or wilful default.
12.APPOINTMENT AND DUTIES OF THE CALCULATION AGENT
12.1SEK appoints the Fiscal Agent at its specified office as Calculation Agent in relation to any Series of Instruments in respect of which it agrees to be named as such in the relevant Final Terms or Drawdown Prospectus (for avoidance of doubt, such Instruments expected to be Fixed Rate and/or Floating Rate Instruments only), for the purposes specified in this Agreement and in the Conditions and all matters incidental thereto. For all other Series of Instruments where a Calculation Agent is required, an appointment will be made by SEK pursuant to the pro-forma Master Calculation Agency Agreement contained in schedule 7 (Pro Forma Master Calculation Agency Agreement) of the Dealership Agreement.
12.2The Fiscal Agent accepts its appointment as Calculation Agent in relation to each Series of Instruments in respect of which no other person is named as such in the relevant Final Terms or Drawdown Prospectus or appointed by SEK to act as the Calculation Agent, as the case may be and shall perform all matters expressed to be performed by it in, and otherwise comply with, the Conditions and the provisions of this Agreement and, in connection therewith, shall take all such action as may be incidental thereto. The Fiscal Agent acknowledges and agrees that it shall be the Calculation Agent in respect of each Series of Instruments unless the Dealer (or one of the Dealers) through whom such Instruments are issued has agreed with the SEK to act as Calculation Agent unless SEK otherwise agrees to appoint another institution as Calculation Agent.
12.3The Calculation Agent shall, in respect of each Series of Instruments in relation to which it is appointed as such:
(a)obtain such rates and/or make such determinations, calculations, adjustments, notifications and publications as may be required to be made by it by the Conditions at the times and otherwise in accordance with the Conditions and the Final Terms or Drawdown Prospectus, as the case may be;
(b)without delay, inform SEK of such rates, determinations, calculations, adjustments, notifications and publications; and
(c)maintain a record of all quotations obtained and of all amounts, rates and other items determined or calculated by it and make such records available for inspection at all reasonable times by SEK and the Paying Agents.

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12.4The Calculation Agent's obligations under Clause 12.3 above shall only be deemed to be discharged once it has received confirmation from SEK that such notification has been received and that any quotes, rates, determinations, calculations, adjustments, notifications and publications are accepted by SEK.
12.5The Calculation Agent indemnifies SEK against any claim, demand, action, liability, damages, cost, loss or expense (including, without limitation, legal fees and any applicable value added tax) which SEK may incur, otherwise than by reason of SEK's own gross negligence or wilful default.
13.NOTICES, FALLBACKS ETC.
13.1In respect of Instruments other than SOFR Floating Rate Instruments or SWESTR Floating Rate Instruments and subject to Condition 6.13 (Benchmark Discontinuation for Subordinated Instruments):
(a)SEK will notify the Fiscal Agent, any other party specified in the applicable Final Terms as being responsible for calculating the Interest Rate by the date falling not less than five business days prior to the relevant Interest Determinate Date and, in accordance with Condition 19 (Notices), to the Holders promptly of any Successor Rate, Alternative Rate, Adjustment Spread and the specific terms of any Benchmark Amendments and the effective date of such Benchmark Amendments, if any, determined under Condition 6.11 (Benchmark Discontinuation, excluding SOFR and SWESTR - Benchmark Amendments).
(b)The Successor Rate or Alternative Rate and the Adjustment Spread (if any) and the Benchmark Amendments (if any) specified in such notice will (in the absence of manifest error or bad faith in the determination of the Successor Rate or Alternative Rate and the Adjustment Spread (if any) and the Benchmark Amendments (if any)) be binding on SEK, the Fiscal Agent, the Paying Agent and the Holders.
(c)If, following the occurrence of a Benchmark Event and in relation to the determination of the Interest Rate on the relevant Interest Determination Date, no Successor Rate or Alternative Rate (as applicable) is determined pursuant to Condition 6.11 (Benchmark Discontinuation, excluding SOFR and SWESTR - Benchmark Amendments) by such Interest Determination Date, the Interest Rate applicable to the next succeeding Interest Period shall be equal to the Interest Rate last determined in relation to the Instruments in respect of the immediately preceding Interest Period (though substituting, where a different Margin or Maximum or Minimum Interest Rate is to be applied to the relevant Interest Period from that which applied to the last preceding Interest Period, the Margin or Maximum or Minimum Interest Rate relating to the relevant Interest Period, in place of the Margin or Maximum or Minimum Interest Rate relating to that last preceding Interest Period).
(d)For the avoidance of doubt, Condition 6.11(viii) (Benchmark Discontinuation, excluding SOFR and SWESTR - Benchmark Amendments – Fallbacks) shall apply to the determination of the Interest Rate on the relevant Interest Determination Date only, and the Interest Rate applicable to any subsequent Interest Period(s) is subject to the subsequent operation of, and to adjustment as provided in, Condition 6.11 (Benchmark Discontinuation, excluding SOFR and SWESTR - Benchmark Amendments).
13.2In respect of any SOFR Floating Rate Instruments and subject to Condition 6.13 (Benchmark Discontinuation for Subordinated Instruments):

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(a)Any Benchmark Replacement, Benchmark Replacement Adjustment and the specific terms of any Benchmark Replacement Conforming Changes, determined under Condition 6.12(iii) (SOFR Floating Rate Instruments – Benchmark discontinuation) will be notified promptly (and in any event not less than ten (10) Business Days prior to such changes taking effect) by the Issuer to the Fiscal Agent the Calculation Agent, the Paying Agents and, in accordance with Condition 19 (Notices), the Holders. Such notice shall be irrevocable and shall specify the effective date on which such changes take effect.
(b)If the Interest Rate cannot be determined in accordance with the provisions of Condition 6.12(iii) (SOFR Floating Rate Instruments – Benchmark discontinuation), the Interest Rate shall be (A) that determined as at the last preceding Interest Determination Date (though substituting, where a different Margin is to be applied to the relevant Interest Period from that which applied to the last preceding Interest Period, the Margin relating to the relevant Interest Period, in place of the Margin relating to that last preceding Interest Period) or (B) if there is no such preceding Interest Determination Date, the initial Interest Rate which would have been applicable to the Instruments for the first Interest Period had the Instruments been in issue for a period equal in duration to the scheduled first Interest Period but ending on (and excluding) the Interest Commencement Date (but applying the Margin applicable to the first Interest Period). For the avoidance of doubt, Condition 6.12(iii)(d) (SOFR Floating Rate Instruments – Benchmark discontinuation) shall apply to the determination of the Interest Rate on the relevant Interest Determination Date only, and the Interest Rate applicable to any subsequent Interest Period(s) is subject to the subsequent operation of, and to adjustment as provided in, Condition 6.12 (SOFR Floating Rate Instruments).
13.3In respect of any SWESTR Floating Rate Instruments and subject to Condition 6.13 (Benchmark Discontinuation for Subordinated Instruments), upon the replacement of the SWESTR Reference Rate pursuant to Condition 6.10 (SWESTR Floating Rate Instruments, SEK shall give notice as soon as practicable to the Issuing Agent or the Calculation Agent (as applicable) and the Registrar and the Paying Agents and, in accordance with Condition 19 (Notices), the Holders, specifying the replacement rate and the amendments implemented pursuant to Condition 18 (Meetings of Holders).
14.FEES AND EXPENSES
14.1SEK shall pay to the Fiscal Agent for account of the Paying Agents such fees as may have been agreed between SEK and the Fiscal Agent in respect of the services of the Paying Agents hereunder (plus any applicable value added tax). SEK shall pay to each of the Registrars for its own account such fees as may have been agreed between SEK and the Registrar in respect of the services of the Registrars hereunder (plus any applicable value added tax).
14.2SEK shall on demand reimburse each Agent for all expenses (including, without limitation legal fees and any publication, advertising, communication, courier, postage and other out-of-pocket expenses) properly incurred in connection with its services hereunder (plus any applicable value added tax).
14.3SEK shall pay all stamp, registration and other taxes and duties (including any interest and penalties thereon or in connection therewith) which may be payable upon or in connection with the execution and delivery of this Agreement, and shall indemnify each Agent against any claim, demand, action, liability, damages, cost, loss or expense (including, without limitation, legal fees and any applicable value added tax) which it may incur as a result or arising out of or in relation to any failure to pay or delay in paying any of the same.

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14.4All payments by SEK under this clause will be made free and clear of, and without withholding or deduction for, any taxes, duties, assessments or governmental charges of whatsoever nature imposed, levied, collected, withheld or assessed by any government having power to tax, unless such withholding or deduction is required by law. In that event, SEK will pay such additional amounts as will result in receipt by the relevant Agent of such amounts as would have been received by it if no such withholding had been required.
15.TERMS OF APPOINTMENT
15.1Each of the Agents may, in connection with its services hereunder:
(a)(in the case of Bearer Instruments only) except as ordered by a court of competent jurisdiction or as required by law and notwithstanding any notice to the contrary or any memorandum thereon, treat the holder of any Instrument as the absolute owner thereof and make payments thereon accordingly;
(b)assume that the terms of each Instrument as issued are correct;
(c)refer any question relating to the ownership of any Instrument or the adequacy or sufficiency of any evidence supplied in connection with the replacement of any Instrument to SEK for determination by SEK and rely upon any determination so made;
(d)rely upon the terms of any notice, communication or other document reasonably believed by it to be genuine, and have been delivered by the proper party or parties or upon written instructions from SEK; and
(e)after consultation with SEK engage and pay for (at the cost of SEK) the advice or services of any lawyers or other experts whose advice or services may to it seem necessary and rely upon any advice so obtained (and such Paying Agent or, as the case may be, the Registrar or DTC Registrar shall be fully and completely protected and shall incur no liability as against SEK in respect of any action taken, or suffered to be taken, in accordance with such advice and in good faith).
15.2Notwithstanding anything to the contrary expressed or implied herein or in the terms and conditions applicable to any Instruments, none of the Agents, nor the Calculation Agent shall in connection with their services hereunder, be under any fiduciary duty towards any person other than SEK, be responsible for or liable in respect of the authorisation, validity or legality of any Instrument issued or paid by it hereunder or any act or omission of any other person (including, without limitation, any other party hereto) or be under any obligation towards any person other than SEK and, in the case of the Paying Agents the other Paying Agents. The obligations of the Agents are several and not joint.
15.3Each Agent may subscribe, purchase, hold and dispose of Instruments and may enter into any transaction (including, without limitation, any depository, trust or agency transaction) with any holders or owners of any Instruments or with any other party hereto in the same manner as if it had not been appointed as the agent of SEK in relation to the Instruments.
15.4SEK shall indemnify each Agent against any claim, demand, action, liability, damages, cost, loss or expense (including, without limitation, legal fees and any applicable value added tax) which it may incur, other than such costs and expenses as are separately agreed to be reimbursed out of the fees payable under Clause 14.1 and otherwise than by reason of its own gross negligence or wilful default, as a result or

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arising out of or in relation to its acting as the agent of SEK in relation to the Instruments.
15.5The indemnities contained in Clauses 10.11, 11.13, 12.5, 14.3 and 15.4 shall survive the termination of this Agreement.
15.6In order to comply with the laws, rules, regulations and executive orders in effect from time to time applicable to banking institutions, including, without limitation, those relating to the funding of terrorist activities and money laundering, including Section 326 of the USA PATRIOT Act of the United States ("Applicable Law"), the DTC Registrar is required to obtain, verify, record and update certain information relating to individuals and entities which maintain a business relationship with the DTC Registrar. Accordingly, each of the parties agree to provide to the DTC Registrar, upon their request from time to time such identifying information and documentation, to the extent permitted by applicable law, and as may be available for such party in order to enable the DTC Registrar to comply with Applicable Law.
15.7All notices (including all other documents) provided under this Agreement to each of the Paying Agents, the Transfer Agent, the DTC Transfer Agent or the Holders shall be in the English language.
15.8The Agents and the Calculation Agent are not liable for any loss caused by events beyond their reasonable control including any malfunction, interruption or error in the transmission of information caused by any machine or systems or interception of communication facilities, abnormal operating conditions or events of force majeure.
15.9SEK hereby represents and warrants to each of the Agents that:
(a)it is a company duly organized and validly existing in Sweden;
(b)it has the power and authority to sign and to perform its obligations under this Agreement;
(c)this Agreement is duly authorised and signed and is its legal, valid and binding obligation; and
(d)its performance of this Agreement will not violate or breach any applicable law, regulation, contract or other requirement.
15.10
15.11SEK will not directly or indirectly use the proceeds of the offering of any Instruments, or lend, invest, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity:
(a)to fund or facilitate any activities of or business with any individual or entity ("Person") that, at the time of such funding or facilitation, is (collectively, a "Sanction Target"):
(i)the subject or the target of any sanctions or trade embargos administered or enforced by the U.S. Department of the Treasury’s Office of Foreign Assets Control ("OFAC"), the U.S. Department of State, the U.S. Department of Commerce, the United Nations Security Council ("UNSC"), the European Union ("EU"), or His Majesty’s Treasury ("HMT") or any other equivalent sanctions regulation, (collectively, "Sanctions"); or

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(ii)owned 50% or more by or otherwise controlled by, or acting on behalf of one or more Persons referenced in clause (a) above; or
(iii)located, organised or resident in a country or territory that is the subject or the target of comprehensive Sanctions (a "Sanctioned Country")(which, at the date of this Agreement, includes Belarus, Cuba, Iran, North Korea, Crimea and the occupied territories in the so-called People’s Republic of Donetsk and People’s Republic of Luhansk of the Ukraine, the occupied territories of Kherson and Zaporizhzhia region, Russia, Syria, or any individual or entity that is owned, controlled, or acting on behalf of the Government of Venezuela);
(b)to fund or facilitate any activities of or business in any Sanctioned Country; or
(c)in any other manner that will result in a violation by any Person (including any Person participating in the transaction, whether as initial purchaser, advisor, investor or otherwise) of Sanctions.
Neither SEK nor its Subsidiary nor, to the knowledge and belief of SEK after due inquiry, any director, officer, employee or affiliate of SEK or its Subsidiary is currently a target of any economic sanctions administered by OFAC or any other trade, financial or economic sanctions administered by other US, EU, United Nations or UK authorities.
The provisions of this clause 15.10 apply only if and to the extent that they do not result in a violation of the Council Regulation (EC) No. 2271/96 of 22 November 1996, or any other applicable anti-boycott or similar laws or regulations.
15.12Each Agent is entitled to take any action or to refuse to take any action, and has no liability for any liability or loss resulting from taking or refusing to take action, which such Agent regards as necessary for it to comply with any applicable law, regulation or requirement (whether or not having the force of law) of any central bank or governmental or other regulatory authority affecting it, or the rules, operating procedures or market practice of any relevant stock exchange or other market or clearing system.
16.CHANGES IN AGENTS
16.1Any Agent may resign its appointment as the agent of SEK in relation to the Instruments upon the expiration of not less than thirty days' notice to that effect by such Agent to SEK (with a copy, if necessary, to the Fiscal Agent) provided that:
(a)any such notice which would otherwise expire within thirty days before or after the maturity date of any series of Instruments or any interest payment date in relation to any series of Instruments shall be deemed, in relation to such Series only, to expire on the thirtieth day following such date; and
(b)in the case of: (i) the Fiscal Agent; (ii) the only remaining Paying Agent; (iii) the Registrar with its specified office outside the United Kingdom and the DTC Registrar; (iv) so long as any Instruments are admitted to listing on the official list and to trading on the regulated market of the Luxembourg Stock Exchange, the Paying Agent or Registrar with its specified office in Luxembourg and the DTC Registrar (if so required by the listing rules of the Luxembourg Stock Exchange); or (v) so long as any Instruments are admitted to trading, listing and/or quotation by any stock exchange, listing authority and/or quotation system, the Paying Agent or Registrar or, if applicable, the

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DTC Registrar with its specified office in a major city in the jurisdiction in which such stock exchange, listing authority and/or quotation system operates (if so required by the rules of such stock exchange, listing authority and/or quotation system), such resignation shall not be effective until a successor thereto as the agent of SEK in relation to the Instruments has been appointed by SEK or in accordance with Clause 16.5 and notice of such appointment has been given in accordance with Condition 19 (Notices).
16.2SEK may revoke its appointment of any Agent as its agent in relation to the Instruments by not less than thirty days' notice to that effect to such Agent provided that, in the case of the Fiscal Agent, the only remaining Paying Agent or Registrar with its specified office outside the United Kingdom or the DTC Registrar, so long as any Instruments are admitted to listing on the official list and to trading on the regulated market of the Luxembourg Stock Exchange, the Paying Agent or Registrar with its specified office in Luxembourg (if so required by the listing rules of the Luxembourg Stock Exchange) and the DTC Registrar, or so long as any instruments are admitted to trading, listing and/or quotation by any stock exchange, listing authority and/or quotation system, the Paying Agent or Registrar with its specified office in a major city in the jurisdiction in which such stock exchange, listing authority and/or quotation system operates (if so required by the rules of such stock exchange, listing authority and/or quotation system), such revocation shall not be effective until a successor thereto as the agent of SEK in relation to the Instruments has been appointed by SEK and notice of such appointment has been given in accordance with Condition 19 (Notices).
16.3The appointment of any Agent as the agent of SEK in relation to the Instruments shall terminate forthwith if any of the following events or circumstances shall occur or arise, namely: such Agent becomes incapable of acting; such Agent is adjudged bankrupt or insolvent; such Agent files a voluntary petition in bankruptcy or makes an assignment for the benefit of its creditors or consents to the appointment of a receiver, administrator or other similar official of all or any substantial part of its property or admits in writing its inability to pay or meet its debts as they mature or suspends payment thereof; a resolution is passed or an order is made for the winding-up or dissolution of such Agent; a receiver, administrator or other similar official of such Agent or of all or any substantial part of its property is appointed; an order of any court is entered approving any petition filed by or against such Agent under the provisions of any applicable bankruptcy or insolvency law; or any public officer takes charge or control of such Agent or of its property or affairs for the purpose of rehabilitation, conservation or liquidation.
16.4SEK may appoint substitute or additional agents in relation to the Instruments and shall forthwith notify the other parties hereto thereof, whereupon the parties hereto and such substitute or additional agent shall thereafter have the same rights and obligations among them as would have been the case had they then entered into an agreement in the form mutatis mutandis of this Agreement.
16.5If any Agent gives notice of its resignation in accordance with Clause 16.1 and by the tenth day before the expiration of such notice a successor to such Agent as the agent of SEK in relation to the Instruments has not been appointed by SEK, such Agent may itself, following such consultation with SEK as may be practicable in the circumstances, appoint as its successor any reputable and experienced bank or financial institution and give notice of such appointment in accordance with Condition 19 (Notices), whereupon the parties hereto and such successor agent shall thereafter have the same rights and obligations among them as would have been the case had they then entered into an agreement in the form mutatis mutandis of this Agreement.

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16.6Upon any resignation or revocation becoming effective under this Clause 16, the relevant Agent shall:
(a)be released and discharged from its obligations under this Agreement (save that it shall remain entitled to the benefit of and subject to the provisions of Clause 14.3, Clause 15 and this Clause 16);
(b)repay to SEK such part of any fee paid to it in accordance with Clause 14.1 as shall relate to any period thereafter;
(c)in the case of the Fiscal Agent, deliver to SEK and to its successor a copy, certified as true and up-to-date by an officer of the Fiscal Agent, of the records maintained by it in accordance with Clause 10;
(d)in the case of the Registrar and the DTC Registrar, deliver to SEK and to its successor a copy, certified as true and up-to-date by an officer of the Registrar and the DTC Registrar, of each of the Registers and other records maintained by it in accordance with Clause 11; and
(e)forthwith (upon payment to it of any amount due to it in accordance with Clause 13 or Clause 15.4) transfer all moneys and papers (including any unissued Temporary Global Instrument, Definitive Instruments, Permanent Global Instrument, Definitive Instruments, Coupons or Instrument Certificate held by it hereunder) to its successor in that capacity and, upon appropriate notice, provide reasonable assistance to such successor for the discharge by it of its duties and responsibilities hereunder.
16.7Any corporation into which any Agent may be merged or converted, any corporation with which any Agent may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Agent shall be a party, shall, to the extent permitted by applicable law, be the successor to such Agent as agent of SEK in relation to the Instruments without any further formality, whereupon the parties hereto and such successor agent shall thereafter have the same rights and obligations among them as would have been the case had they then entered into an agreement in the form mutatis mutandis of this Agreement. Notice of any such merger, conversion or consolidation shall forthwith be given by such successor to SEK and the other parties hereto.
16.8Any of the Agents, their officers, directors or employees may become the owner of, or acquire any interest in, Instruments or Coupons with the same rights that it or they would have if the Agent concerned were not appointed under this Agreement, and may engage or be interested in any financial or other transaction with SEK, and may act on, or as depositary, trustee or agent for, any committee or body of holders of Instruments or Coupons or other obligations of SEK, as freely as if the Agent were not appointed under this Agreement.
17.TIME
Any date or period specified herein may be postponed or extended by mutual agreement among the parties but, as regards any date or period originally fixed or so postponed or extended, time shall be of the essence.

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18.NOTICES
All notices and communications hereunder shall be made in writing (by letter or e-mail), shall be effective upon receipt by the addressee and shall be sent as follows:
(a)if to SEK to it at:
Address:    Fleminggatan 20
SE112 26 Stockholm
Sweden
E-mail:    NewIssueDesk@sek.se
Telephone:     +46 8 613 8300
Attention:    Treasury Support / New Issue Desk
(b)if to a Agent, to it at the address or e-mail specified against its name in Schedule 10 (The Specified Offices of the Paying Agents and the Registrar) (or, in the case of a Agent not originally a party hereto, specified by notice to the other parties hereto at or about the time of its appointment as the agent of SEK in relation to the Instruments) for the attention of the person or department therein specified (or as aforesaid), or, in any case, to such other address or email or for the attention of such other person or department as the addressee has by prior notice to the sender specified for the purpose.
19.LAW AND JURISDICTION
19.1This Agreement and all non-contractual obligations arising out of or in connection with it are governed by English law.
19.2The courts of England have exclusive jurisdiction to settle any dispute (a "Dispute"), arising out of or in connection with this Agreement (including a dispute regarding the existence, validity or termination of this Agreement or any non-contractual obligation arising out of or in connection with this Agreement) or the consequences of its nullity.
19.3The parties agree that the courts of England are the most appropriate and convenient courts to settle any Dispute and, accordingly, that they will not argue to the contrary.
19.4Clause 19.2 is for the benefit of the Agents only. As a result, nothing in this Clause 19 prevents the Agents from taking proceedings relating to a Dispute ("Proceedings") in any court of a Member State under the Brussels Ia Regulation (in accordance with its Chapter II, Sections 1 and 2) or of a State that is a party to the Lugano II Convention (in accordance with Title II, Sections 1 and 2). To the extent allowed by law, the Agents may also initiate concurrent Proceedings in any number of jurisdictions.
In this Clause 19, "Brussels Ia Regulation" means Regulation (EU) No 1215/2012 of the European Parliament and of the Council of 12 December 2012 on jurisdiction and the recognition and enforcement of judgments in civil and commercial matters; and "Lugano II Convention" means the Convention on jurisdiction and the recognition and enforcement of judgments in civil and commercial matters, signed on 30 October 2007.

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19.5SEK agrees that the documents which start any Proceedings and any other documents required to be served in relation to those Proceedings may be served on it by being delivered to The Trade Commissioner for the time being at Business Sweden - The Swedish Trade and Invest Council, 5 Upper Montagu Street, London, W1H 2AG (or its other address in England from time to time). If the appointment of the person mentioned in this Clause ceases to be effective, SEK shall forthwith appoint a further person in England to accept service of process on its behalf in England and notify the name and address of such person to each Agent and failing such appointment within fifteen days, any Agent shall be entitled to appoint such a person by notice to SEK. Nothing contained herein shall affect the right to serve process in any other manner permitted by law. This Clause applies to Proceedings in England and to Proceedings elsewhere.
20.CONTRACTUAL RECOGNITION OF BAIL-IN
Notwithstanding and to the exclusion of any other term of this Agreement or any other agreements, arrangements, or understanding between each BRRD Party and each BRRD Counterparty, each BRRD Counterparty acknowledges and accepts that a BRRD Liability arising under this Agreement may be subject to the exercise of Bail-in Powers by the Relevant Resolution Authority, and acknowledges, accepts, and agrees to be bound by:
(a)the effect of the exercise of Bail-in Powers by the Relevant Resolution Authority in relation to any BRRD Liability of the relevant BRRD Party to each BRRD Counterparty under this Agreement, that (without limitation) may include and result in any of the following, or some combination thereof:
(a)the reduction of all, or a portion, of such BRRD Liability or outstanding amounts due thereon;
(b)the conversion of all, or a portion, of such BRRD Liability into shares, other securities or other obligations of the relevant BRRD Party or another person, and the issue to or conferral on each BRRD Counterparty of such shares, securities or obligations;
(c)the cancellation of such BRRD Liability;
(d)the amendment or alteration of any interest, if applicable, thereon, the maturity or the dates on which any payments are due, including by suspending payment for a temporary period;
(e) the variation of the terms of this Agreement, as deemed necessary by the Relevant Resolution Authority, to give effect to the exercise of Bail-in Powers by the Relevant Resolution Authority.
"Bail-in Legislation" means in relation to a member state of the European Economic Area which has implemented, or which at any time implements, the BRRD, the relevant implementing law, regulation, rule or requirement as described in the EU Bail-in Legislation Schedule from time to time.
"Bail-in Powers" means any Write-down and Conversion Powers as defined in the EU Bail-in Legislation Schedule, in relation to the relevant Bail-in Legislation.
"BRRD" means Directive 2014/59/EU establishing a framework for the recovery and resolution of credit institutions and investment firms.

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BRRD Counterparty" means each party to this Agreement, as the case may be, other than the relevant BRRD Party, that is a counterparty to any BRRD Party.
"BRRD Liability" means a liability in respect of which the relevant Write Down and Conversion Powers in the applicable Bail-in Legislation may be exercised.
"BRRD Party" means any party to this Agreement subject to the Bail-in Legislation.
"EU Bail-in Legislation Schedule" means the document described as such, then in effect, and published by the Loan Market Association (or any successor person) from time to time at the LMA website under EU Bail-in Legislation Schedule.
"Relevant Resolution Authority" means the resolution authority with the ability to exercise any Bail-in Powers in relation to the relevant BRRD Party.
21.MODIFICATION
For the avoidance of doubt, this Agreement may be amended by further agreement among the parties hereto and without the consent of the holders of any of the Instruments.
22.RIGHTS OF THIRD PARTIES
Other than under Clause 6.6, a person who is not a party to this Agreement shall have no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Agreement.
23.COUNTERPARTS
This Agreement may be executed in any number of counterparts, all of which, taken together, constitute one and the same agreement and any party may enter into this Agreement by executing a counterpart. Each party understands and agrees that its signature manifests its consent to be bound by all terms and conditions set forth in this Agreement.
AS WITNESS the hands of the duly authorised representatives of the parties hereto the day and year first before written.

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Schedule 1
FORM OF TEMPORARY GLOBAL INSTRUMENT
[ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.]1
THIS SECURITY HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY APPLICABLE U.S. STATE SECURITIES LAWS AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE TERMS OF THE SECURITY AND PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT. UNTIL THE EXPIRY OF THE PERIOD OF 40 DAYS AFTER THE COMPLETION OF THE DISTRIBUTION OF ALL THE GLOBAL INSTRUMENTS OF THE TRANCHE OF WHICH THIS GLOBAL INSTRUMENT FORMS PART, SALES MAY NOT BE MADE IN THE UNITED STATES OR TO U.S. PERSONS UNLESS MADE (I) PURSUANT TO RULE 903 OR 904 OR REGULATION S UNDER THE SECURITIES ACT OR (II) TO QUALIFIED INSTITUTIONAL BUYERS AS DEFINED IN, AND IN TRANSACTIONS PURSUANT TO, RULE 144A UNDER THE SECURITIES ACT.
AKTIEBOLAGET SVENSK EXPORTKREDIT (publ)
(incorporated in the Kingdom of Sweden with limited liability)
TEMPORARY GLOBAL INSTRUMENT
representing up to
[Aggregate principal amount of Series]
[Title of Instruments]
This Temporary Global Instrument is issued in respect of an issue of [aggregate principal amount of Series] in aggregate principal amount of [title of Instruments] (the "Instruments") by AKTIEBOLAGET SVENSK EXPORTKREDIT (publ) ("SEK"). The Instruments are described in the [final terms (the "Final Terms")/pricing supplement (the "Pricing Supplement")/drawdown prospectus ("Drawdown Prospectus")], a copy of which is annexed hereto. If a Pricing Supplement or Drawdown Prospectus is annexed hereto, each reference in this Temporary Global Instrument to "Final Terms" shall be read and construed as a reference to the final terms of the Instruments set out in such Pricing Supplement or Drawdown Prospectus, unless the context requires otherwise.
SEK for value received promises, all in accordance with the terms and conditions [attached hereto/set out in the base prospectus prepared by SEK and dated 2 April 2025 (as amended, supplemented or replaced) and the final terms prepared in relation to the Instruments and set out in the relevant [Final Terms/Pricing Supplement/Drawdown Prospectus]] attached hereto
1 Legend to appear on every Instrument with a maturity of more than one year.

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(the "Conditions") to pay to the bearer upon surrender hereof on [maturity date] or on such earlier date as the same may become payable in accordance therewith the principal sum of [denomination in words and numerals] or such other redemption amount as may be specified therein [and to pay in arrear on the dates specified therein interest on such principal amount at the rate or rates specified therein together with any additional amounts payable in accordance with the Conditions], and in the case of convertible or exchangeable Instruments, to deliver or procure the delivery of any securities requested to be delivered on redemption pursuant to the terms and conditions and the final terms prepared in relation to the Instruments, all subject to the Conditions.
Except as specified herein, the bearer of this Temporary Global Instrument is entitled to the benefit of the same obligations on the part of SEK as if such bearer were the bearer of the Instruments represented hereby, and all payments under and to the bearer of this Temporary Global Instrument shall be valid and effective to satisfy and discharge the corresponding liabilities of SEK in respect of the Instruments.
Words and expressions defined in the Conditions shall have the same meanings when used in this Temporary Global Instrument except where the context requires otherwise or unless otherwise stated.
This Temporary Global Instrument is exchangeable in whole or in part for a permanent global instrument (the "Permanent Global Instrument") representing the Instruments and in substantially the form (subject to completion) set out in Schedule 2 to a fiscal agency agreement dated 2 April 2025 (as amended or supplemented from time to time, the "Fiscal Agency Agreement") and made between SEK and Deutsche Bank AG, London Branch, in its capacity as fiscal agent (the "Fiscal Agent", which expression shall include any successor to Deutsche Bank AG, London Branch, in its capacity as such), and certain other financial institutions named therein or, if so specified in such final terms, for definitive instruments ("Definitive Instruments") in substantially the form (subject to completion) set out in Schedule 3 to such Fiscal Agency Agreement. An exchange for a Permanent Global Instrument or, as the case may be, Definitive Instruments will be made only on or after the fortieth day after the date of issue of this Temporary Global Instrument (the "Exchange Date") and upon presentation or, as the case may be, surrender of this Temporary Global Instrument to the Fiscal Agent at its Specified Office in relation to the Instruments [and upon and to the extent of delivery to the Fiscal Agent of a certificate or certificates issued by Euroclear Bank SA/NV ("Euroclear") or Clearstream Banking S.A. ("Clearstream, Luxembourg", together with Euroclear, the international central securities depositaries or "ICSDs") and dated not earlier than the Exchange Date in substantially the form set out in Annex I hereto]2. Any Definitive Instruments will be made available for collection by the persons entitled thereto at the Specified Office of the Fiscal Agent.
If the Final Terms specify that the New Global Instrument form is applicable, this Temporary Global Instrument a "New Global Instrument" or an "NGI" and the principal amount of Instruments represented by this Temporary Global Instrument or the aggregate principal amount of Definitive Instruments so delivered from time to time, as the case may be shall be the aggregate amount from time to time entered in the records of both ICSDs. The records of
2     Delete if TEFRA C applies as certifications are not required for an exchange of a Temporary Global Instrument for a Permanent Global Instrument or for Definitive Instrument or for payments of interest.

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the ICSDs (which expression in this Temporary Global Instrument means the records that each ICSD holds for its customers which reflect the amount of such customers' interests in the Instruments (but excluding any interest in any Instruments of one ICSD shown in the records of another ICSD)) shall be conclusive evidence of the principal amount of Instruments represented by this Temporary Global Instrument and, for these purposes, a statement issued by an ICSD stating the principal amount of Instruments represented by this Temporary Global Instrument at any time shall be conclusive evidence of the records of the ICSD at that time; provided, however, that in no circumstances shall the principal amount of the Permanent Global Instrument or the aggregate principal amount of Definitive Instruments so delivered, as the case may be, exceed the initial principal amount of this Temporary Global Instrument.
If the Final Terms specify that the New Global Instrument form is not applicable, this Temporary Global Instrument shall be a "Classic Global Instrument" or "CGI" and the principal amount of the Instruments represented by this Temporary Global Instrument shall be the amount stated in the applicable Final Terms or, if lower, the principal amount most recently entered by or on behalf of SEK in the relevant column in the Schedule (Payments, Delivery of Definitive Instruments, Exchange for Permanent Global Instrument and Cancellation of Instruments).
[Payments of interest falling due before the Exchange Date will be made only upon presentation of the Temporary Global Instrument to the Fiscal Agent at its Specified Office in relation to the Instruments and upon or to the extent of delivery to the Fiscal Agent or, in the case that this Temporary Global Instrument is an NGI Temporary Global Instrument, at the Specified Office of the Fiscal Agent or the Common Safekeeper of a certificate or certificates issued by an ICSD and/or any other relevant clearing system and dated not earlier than the relevant interest payment date in substantially the form set out in Annex II hereto.]3 In the case of interest falling due after the Exchange Date, interest shall only be payable to the extent SEK has failed to procure the exchange for a Permanent Global Instrument and/or Definitive Instruments of that portion of this Temporary Global Instrument in respect of which such interest has accrued.
Whenever any interest in this Temporary Global Instrument is to be exchanged for an interest in a Permanent Global Instrument, SEK shall procure (in the case of first exchange) the prompt delivery (free of charge to the bearer) of such Permanent Global Instrument, duly authenticated, to the bearer of this Temporary Global Instrument or (in the case of any subsequent exchange) an increase in the principal amount of such Permanent Global Instrument in accordance with its terms, in each case in an aggregate principal amount equal to the aggregate of the principal amounts specified in the certificates issued by Euroclear and/or Clearstream, Luxembourg and/or any other relevant clearing system and received by the Fiscal Agent against presentation and (in the case of final exchange) presentation and surrender of this Temporary Global Instrument to or to the order of the Fiscal Agent requesting such exchange.
Whenever this Temporary Global Instrument is to be exchanged for Definitive Instruments, SEK shall procure the prompt delivery (free of charge to the bearer) of such Definitive
3     Delete if TEFRA C applies as certifications are not required for an exchange of a Temporary Global Instrument for a Permanent Global Instrument or for Definitive Instrument or for payments of interest.

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Instruments, duly authenticated and with Coupons and Talons attached (if so specified in the [Final Terms/Pricing Supplement/Drawdown Prospectus]), in an aggregate principal amount equal to the principal amount of this Temporary Global Instrument to the bearer of this Temporary Global Instrument against the surrender of this Temporary Global Instrument to or to the order of the Fiscal Agent within 30 days of the bearer requesting such exchange.
In the event that (i) this Temporary Global Instrument is not duly exchanged, (a) whether in whole or in part, for the Permanent Global Instrument by 5.00 p.m. (London time) on the seventh day after the bearer has requested exchange of an interest in this Temporary Global Instrument for an interest in a Permanent Global Instrument or, as the case may be, (b) in whole for Definitive Instruments by 6.00 p.m. (London time) on the thirtieth day after the bearer has requested such exchanged, provided that the preconditions to such exchange are satisfied or (ii) this Temporary Global Instrument (or any part hereof) has become due and payable in accordance with the Conditions or the date for final redemption of this Temporary Global Instrument has occurred and, in either case, payment in full of the amount of principal falling due with all accrued interest thereon has not been made to the bearer in accordance with the terms of this Temporary Global Instrument on the due date for payment, then this Temporary Global Instrument will become void at 5.00 p.m. (London time) on such seventh day (in the case of (i)(a) above) or at 5.00 p.m. (London time) on such thirtieth day (in the case of (i)(b)) or at 5.00 p.m. (London time) on such due date (in the case of (ii) above) and the bearer will have no further rights hereunder (but without prejudice to the rights which such bearer or any other person may have under a deed of covenant dated 2 April 2025 and executed by SEK in respect of the Instruments (as amended, supplemented or replaced, unless otherwise stated in the relevant [Final Terms/Pricing Supplement/Drawdown Prospectus]) (the "Deed of Covenant")). The Deed of Covenant has been deposited at the Specified Office of the Fiscal Agent and a copy of it may be inspected at the Specified Office of each Paying Agent.
Upon any payment being made in respect of the Instrument represented by this Temporary Global Instrument, SEK shall procure that:
(a)CGI: if the Final Terms specify that the New Global Instrument form is not applicable, details of such payment shall be entered in the Schedule (Payments, Delivery of Definitive Instruments, Exchange for Permanent Global Instrument and Cancellation of Instruments) hereto and, in the case of any payment of principal, the principal amount of the Instruments represented by this Temporary Global Instrument shall be reduced by the principal amount so paid; and
(b)NGI: if the Final Terms specify that the New Global Instrument form is applicable, details of such payment shall be entered pro rata in the records of the ICSDs and, in the case of any payment of principal, the principal amount of the Instruments entered in the records of ICSDs and represented by this Temporary Global Instrument shall be reduced by the principal amount so paid.
Interest
The calculation of any interest amount in respect of the Instruments represented by this Temporary Global Instrument will be calculated on the aggregate outstanding principal

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amount of the Instruments represented by this Temporary Global Instrument and not by reference to the Calculation Amount.
Discharge of Issuer's obligations
In relation to payments made in respect of this Temporary Global Instrument, so long as this Temporary Global Instrument is held on behalf of Euroclear and/or Clearstream, Luxembourg and/or any other relevant clearing system, the definition of "Business Day" in Condition 1.1 (Interpretation – Definitions) shall be amended so as to disapply paragraphs (A)(i)(b) and (A)(ii)(b) of that definition. Payments due in respect of Instruments for the time being represented by this Temporary Global Instrument shall be made to the bearer of this Global Instrument and each payment so made will discharge SEK's obligations in respect thereof. Any failure to make the entries referred to above shall not affect such discharge.
On any occasion on which a payment of principal or redemption amount is made in respect of this Temporary Global Instrument or on which this Temporary Global Instrument is exchanged in whole or in part as aforesaid or on which Instruments represented by this Temporary Global Instrument are to be cancelled, SEK shall procure that:
(c)if the Final Terms specify that the New Global Instrument form is not applicable, (i) the amount of such payment and the aggregate principal amount of such Instruments and (ii) the remaining principal amount of Instruments represented by this Temporary Global Instrument (which shall be the previous principal amount of Instruments represented by this Temporary Global Instrument less the aggregate of the amounts referred to in (i)) are entered in the Schedule) hereto, whereupon the principal amount of Instruments represented by this Temporary Global Instrument shall for all purposes be as most recently so entered; and
(d)if the Final Terms specify that the New Global Instrument form is applicable, details of the exchange or cancellation shall be entered pro rata in the records of the ICSDs.
Notwithstanding Condition 19 (Notices), while all the Instruments are represented by this Temporary Global Instrument (or by this Temporary Global Instrument and the Permanent Global Instrument) and this Temporary Global Instrument is (or this Temporary Global Instrument and the Permanent Global Instrument are) deposited with a depositary or a common depositary for Euroclear and/or Clearstream, Luxembourg and/or any other relevant clearing system or a Common Safekeeper (which expression has the meaning given in the Fiscal Agency Agreement), notices to Holders may be given by delivery of the relevant notice to Euroclear and/or Clearstream, Luxembourg and/or any other relevant clearing system and, in any case, such notices shall be deemed to have been given to the Holders in accordance with Condition 19 (Notices) on the date of delivery to Euroclear and/or Clearstream, Luxembourg and/or any other relevant clearing system[; provided, however, that, so long as the Instruments are admitted to trading on the regulated market of the Luxembourg Stock Exchange and its rules so require, notices shall be published on the website of the Luxembourg Stock Exchange (www.LuxSE.com)]4.
This Temporary Global Instrument and all non-contractual obligations arising out of or in connection with it are governed by English law.
4 Include where the Instruments are admitted to trading on the regulated market of the Luxembourg Stock Exchange.

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This Temporary Global Instrument shall not be valid for any purpose until authenticated for and on behalf of Deutsche Bank AG, London Branch as fiscal agent.
If the Final Terms specify that the New Global Instrument form is applicable, this Temporary Global Instrument shall not be valid for any purpose until it has been effectuated for and on behalf of the Common Safekeeper appointed as common safekeeper by the ICSDs.
AS WITNESS the signature of a duly authorised officer on behalf of SEK.
AKTIEBOLAGET SVENSK EXPORTKREDIT (publ)

By:            By: ………………………………….
[signature]                  [signature]
(duly authorised)                 (duly authorised)
ISSUED in London on [ ] 20[  ]
AUTHENTICATED for and on behalf of
DEUTSCHE BANK AG, LONDON BRANCH as fiscal agent
without recourse, warranty or liability

By:
[signature]
(duly authorised)
EFFECTUATED for and on behalf of
(Common Safekeeper) as common safekeeper without
recourse, warranty or liability
By:
[signature]
(duly authorised)

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THE SCHEDULE5
Payments, Delivery of Definitive Instruments,
Exchange for Permanent Global Instrument

and Cancellation of Instruments

Date of payment, delivery or cancellation	Amount of interest then paid	Amount of principal [or in respect of which redemption amount] then paid	Aggregate principal amount of Definitive Instruments then delivered	Aggregate principal amount of this Temporary Global Instrument then exchanged for the Permanent Global Instrument	Aggregate principal amount of Instruments then cancelled	Remaining principal amount of this Temporary Global Instrument	Authorised signature

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Annex I
[Form of certificate to be given in relation to exchanges of this Temporary Global Instrument for the Permanent Global Instrument or Definitive Instruments:]
AKTIEBOLAGET SVENSK EXPORTKREDIT (publ)
[Aggregate principal amount and title of Instruments]
(the "Securities")
This is to certify that, based solely on certifications we have received in writing, by tested telex or by electronic transmission from member organisations appearing in our records as persons being entitled to a portion of the principal amount set forth below (our "Member Organisations") substantially to the effect set forth in the Fiscal Agency Agreement and temporary global instrument as of the date hereof, [currency] [amount] principal amount of the above-captioned Securities (a) is owned by persons that are not citizens or residents of the United States, domestic partnerships, domestic corporations or any estate or trust the income of which is subject to United States Federal income taxation regardless of its source ("United States persons"), (b) is owned by United States persons that (i) are foreign branches of United States financial institutions (as defined in U.S. Treasury Regulations Section 1.165-12(c)(1)(iv) ("financial institutions")) subscribing or purchasing for their own account or for resale, or (ii) acquired the Securities through and are holding through on the date hereof (as such terms "acquired through" and "holding through" are described in U.S. Treasury Regulations Section 1.163-5(c)(2)(i)(D)(6)) foreign branches of United States financial institutions (and in either case (i) or (ii), each such United States financial institution has agreed, on its own behalf or through its agent, that we may advise SEK or SEK's agent that it will comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (c) is owned by United States or foreign financial institutions for purposes of resale during the restricted period (as defined in U.S. Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)), and to the further effect that United States or foreign financial institutions described in Clause (c) (whether or not also described in Clause (a) or (b)) have certified that they have not acquired the Securities for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.
As used herein, "United States" means the United States of America (including the States and the District of Columbia); and its "possessions" include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.
We further certify (1) that we are not making available herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) any portion of the temporary global security excepted in such certifications and (2) that as of the date hereof we have not received any notification from any of our Member Organisations to the effect that the statements made by such Member Organisations with respect to any portion of the part submitted herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) are no longer true and cannot be relied upon as at the date hereof.
We understand that this certification is required in connection with certain tax laws and, if applicable, certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which

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this certification is or would be relevant, we irrevocably authorise you to produce this certification to any interested party in such proceedings.
Date:    [ ]6
[Euroclear Bank SA/NV/Clearstream Banking S.A.]

By:
[authorised signature]

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Annex II
[Form of certificate to be given in relation to payments of interest falling due before the Exchange Date:]
AKTIEBOLAGET SVENSK EXPORTKREDIT (publ)
[Aggregate principal amount and title of Instruments]
(the "Securities")
This is to certify that, based solely on certifications we have received in writing, by tested telex or by electronic transmission from member organisations appearing in our records as persons being entitled to a portion of the principal amount set forth below (our "Member Organisations") substantially to the effect set forth in the Fiscal Agency Agreement and temporary global instrument as of the date hereof, [currency] [amount] principal amount of the above-captioned Securities (a) is owned by persons that are not citizens or residents of the United States, domestic partnerships, domestic corporations or any estate or trust the income of which is subject to United States Federal income taxation regardless of its source ("United States persons"), (b) is owned by United States persons that (i) are foreign branches of United States financial institutions (as defined in U.S. Treasury Regulations Section 1.165-12(c)(1)(iv) ("financial institutions")) subscribing or purchasing for their own account or for resale, or (ii) acquired the Securities through and are holding through on the date hereof (as such terms "acquired through" and "holding through" are described in U.S. Treasury Regulations Section 1.163-5(c)(2)(i)(D)(6)) foreign branches of United States financial institutions (and in either case (i) or (ii), each such United States financial institution has agreed, on its own behalf or through its agent, that we may advise SEK or SEK's agent that it will comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (c) is owned by United States or foreign financial institutions for purposes of resale during the restricted period (as defined in U.S. Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)), and to the further effect that United States or foreign financial institutions described in Clause (c) (whether or not also described in Clause (a) or (b)) have certified that they have not acquired the Securities for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.
[As used herein, "United States" means the United States of America (including the States and the District of Columbia); and its "possessions" include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.]
We further certify (1) that we are not making available herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) any portion of the temporary global security excepted in such certifications and (2) that as of the date hereof we have not received any notification from any of our Member Organisations to the effect that the statements made by such Member Organisations with respect to any portion of the part submitted herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) are no longer true and cannot be relied upon as at the date hereof.
We understand that this certification is required in connection with certain tax laws and, if applicable, certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which

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this certification is or would be relevant, we irrevocably authorise you to produce this certification to any interested party in such proceedings.
Date:    [ ]7
[Euroclear Bank SA/NV/Clearstream Banking S.A.]

By:
[authorised signature]

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ANNEX III
[Form of account-holder's certification referred to in the preceding certificates:]
AKTIEBOLAGET SVENSK EXPORTKREDIT (publ)
[Aggregate principal amount and title of Instruments]
(the "Securities")
This is to certify that as of the date hereof, and except as set forth below, the above-captioned Securities held by you for our account (a) are owned by persons that are not citizens or residents of the United States, domestic partnerships, domestic corporations or any estate or trust the income of which is subject to United States Federal income taxation regardless of its source ("United States persons"), (b) are owned by United States person(s) that (i) are foreign branches of a United States financial institution (as defined in U.S. Treasury Regulations Section 1.165-12(c)(1)(iv)) ("financial institutions") subscribing or purchasing for their own account or for resale, or (ii) acquired the Securities through and are holding through on the date hereof (as such terms "acquired through" and "holding through" are described in U.S. Treasury Regulations Section 1.163-5(c)(2)(i)(D)(6)) foreign branches of United States financial institutions (and in either case (i) or (ii), each such United States financial institution hereby agrees, on its own behalf or through its agent, that you may advise SEK or SEK's agent that it will comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (c) are owned by United States or foreign financial institution(s) for purposes of resale during the restricted period (as defined in U.S. Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)), and in addition if the owner of the Securities is a United States or foreign financial institution described in Clause (c) (whether or not also described in Clause (a) or (b)) this is further to certify that such financial institution has not acquired the Securities for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.
As used herein, "United States" means the United States of America (including the States and the District of Columbia); and its "possessions" include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.
We undertake to advise you promptly by tested telex on or prior to the date on which you intend to submit your certification relating to the Securities held by you for our account in accordance with your operating procedures if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certification applies as of such date.
This certification excepts and does not relate to [currency] [amount] of such interest in the above Securities in respect of which we are not able to certify and as to which we understand exchange and delivery of definitive Securities (or, if relevant, exercise of any rights or collection of any interest) cannot be made until we do so certify.
We understand that this certification is required in connection with certain tax laws and, if applicable, certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which

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this certification is or would be relevant, we irrevocably authorise you to produce this certification to any interested party in such proceedings.
Date:    [ ]8
[Account Holder] as or as agent for the beneficial owner of the Instruments.

By:
[authorised signature]
8    To be dated not earlier than fifteen days before the Exchange Date or, as the case may be the relevant interest payment date.

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[Insert Final Terms/Pricing Supplement/Drawdown Prospectus]

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[Insert Terms and Conditions as set out in the Base Prospectus if these are to be endorsed in accordance with the Temporary Global Instrument]

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Schedule 2
FORM OF PERMANENT GLOBAL INSTRUMENT
[ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.]9
THIS SECURITY HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY APPLICABLE U.S. STATE SECURITIES LAWS AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE TERMS OF THE SECURITY AND PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT. UNTIL THE EXPIRY OF THE PERIOD OF 40 DAYS AFTER THE COMPLETION OF THE DISTRIBUTION OF ALL THE GLOBAL INSTRUMENTS OF THE TRANCHE OF WHICH THIS GLOBAL INSTRUMENT FORMS PART, SALES MAY NOT BE MADE IN THE UNITED STATES OR TO U.S. PERSONS UNLESS MADE (I) PURSUANT TO RULE 903 OR 904 OR REGULATION S UNDER THE SECURITIES ACT OR (II) TO QUALIFIED INSTITUTIONAL BUYERS AS DEFINED IN, AND IN TRANSACTIONS PURSUANT TO, RULE 144A UNDER THE SECURITIES ACT.
AKTIEBOLAGET SVENSK EXPORTKREDIT (publ)
(incorporated in the Kingdom of Sweden with limited liability)
PERMANENT GLOBAL INSTRUMENT
representing up to
[Aggregate principal amount of Series]
[Title of Instruments]
This Permanent Global Instrument is issued in respect of an issue of [aggregate principal amount of Series] in aggregate principal amount of [title of Instruments] (the "Instruments") by AKTIEBOLAGET SVENSK EXPORTKREDIT (publ) ("SEK"). The Instruments are described in the [final terms (the "Final Terms")/pricing supplement (the "Pricing Supplement")/drawdown prospectus (the "Drawdown Prospectus")] a copy of which is annexed hereto. If a Pricing Supplement or a Drawdown Prospectus is annexed hereto, each reference in this Permanent Global Instrument to "Final Terms" shall be read and construed as a reference to the final terms of the Instruments set out in such Pricing Supplement or Drawdown Prospectus.
SEK for value received promises, all in accordance with the terms and conditions [attached hereto/set out in the base prospectus prepared by SEK and dated 2 April 2025 (as amended, supplemented or replaced) and the final terms prepared in relation to the Instruments and set out in the relevant [Final Terms/Pricing Supplement/Drawdown Prospectus]] (the "Conditions") to pay to the bearer upon surrender hereof on [maturity date] or on such earlier
9    Legend to appear on every Instrument with a maturity of more than one year.

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date as the same may become payable in accordance therewith the principal sum of [denomination in words and numerals] or such other redemption amount as may be specified therein [and to pay in arrear on the dates specified therein interest on such principal amount at the rate or rates specified therein together with any additional amounts payable in accordance with the Conditions], and in the case of convertible or exchangeable Instruments, to deliver or procure the delivery of any securities requested to be delivered on redemption pursuant to the terms and conditions and the final terms prepared in relation to the Instruments, all subject to the Conditions.
The bearer of this Permanent Global Instrument is entitled to the benefit of the same obligations on the part of SEK as if such bearer were the bearer of the Instruments represented hereby, and all payments under and to the bearer of this Permanent Global Instrument shall be valid and effective to satisfy and discharge the corresponding liabilities of SEK in respect of the Instruments.
Words and expressions defined in the Conditions shall have the same meanings when used in this Permanent Global Instrument except where the context requires otherwise or unless otherwise stated.
If the Final Terms specify that the New Global Instrument form is applicable, this Permanent Global Instrument shall be a "New Global Instrument" or "NGI" and the principal amount of Instruments represented by this Permanent Global Instrument shall be the aggregate amount from time to time entered in the records of both ICSDs. The records of the ICSDs (which expression in this Global Instrument means the records that each ICSD holds for its customers which reflect the amount of such customers' interests in the Instruments (but excluding any interest in any Instruments of one ICSD shown in the records of another ICSD)) shall be conclusive evidence of the principal amount of Instruments represented by this permanent Global Instrument and, for these purposes, a statement issued by an ICSD (which statement shall be made available to the bearer upon request) stating the principal amount of Instruments represented by this Permanent Global Instrument at any time shall be conclusive evidence of the records of the ICSD at that time.
If the Final Terms specify that the New Global Instrument form is not applicable, this Permanent Global Instrument shall be a "Classic Global Instrument" or "CGI" and the principal amount of Instruments represented by this Global Instrument shall be the amount stated in the Final Terms or, if lower, the principal amount most recently entered by or on behalf of SEK in the relevant column in the Schedule hereto.
This Permanent Global Instrument is exchangeable in whole but not in part for definitive instruments ("Definitive Instruments") in substantially the form (subject to completion) set out in Schedule 3 to a fiscal agency agreement dated 2 April 2025, (as amended or supplemented from time to time, the "Fiscal Agency Agreement") and made between SEK and Deutsche Bank AG in its capacities as fiscal agent (the "Fiscal Agent", which expression shall include any successor to Deutsche Bank AG, in its capacity as such), and certain other financial institutions named therein and/or (if so specified in the [Final Terms/Pricing Supplement/Drawdown Prospectus]) upon the exercise of the relevant option by the bearer hereof by delivering an exchange notice in the form attached hereto to the Fiscal Agent at its Specified Office (a) if Euroclear Bank SA/NV ("Euroclear") or Clearstream Banking S.A. ("Clearstream, Luxembourg", together with Euroclear, the international central securities

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depositaries or "ICSDs") or any other relevant clearing system is closed for business for a continuous period of 14 days (other than by reason of legal holidays) or announces an intention permanently to cease business or (b) if any of the circumstances described in Condition 11 (Events of Default) occurs or, (c) if so specified in the [Final Terms/Pricing Supplement/Drawdown Prospectus] (i) at any time or (ii) on the expiry of such period of notice as specified in the Final Terms or Drawdown Prospectus, as the case may be, which shall not be less than forty-five days before the date upon which the exchange for such Definitive Instruments is required.
Whenever this Permanent Global Instrument is to be exchanged for Definitive Instruments, SEK shall procure the prompt delivery (free of charge to the bearer) of such Definitive Instruments, duly authenticated and with Coupons and Talons attached (if so specified in the [Final Terms/Pricing Supplement/Drawdown Prospectus]) in an aggregate principal amount equal to the principal amount of this Permanent Global Instrument to the bearer of this Permanent Global Instrument against the surrender of this Permanent Global Instrument to or to the order of the Fiscal Agent within 30 days of the bearer requesting such exchange.
If (a) default is made by SEK in the required delivery of such Definitive Instruments and such default is continuing at 6.00 p.m. (London time) on the thirtieth day after the bearer has requested exchange of this Permanent Global Instrument for Definitive Instruments or (b) this Permanent Global Instrument (or any part hereof) has become due and payable in accordance with the Conditions or the date for final redemption of this Permanent Global Instrument has occurred and, in either case, payment in full of the amount of principal falling due with all accrued interest thereon has not been made to the bearer in accordance with the terms of this Permanent Global Instrument on the due date for payment, then this Permanent Global Instrument will become void at 6.00 p.m. (London time) on such thirtieth day (in the case of (a) above) or at 6.00 p.m. (London time) on such due date (in the case of (b) above) and the bearer will have no further rights hereunder (but without prejudice to the rights which such bearer or any other persons may have under a deed of covenant dated 2 April 2025 and executed by SEK in respect of the Instruments (as amended, supplemented or replaced, unless otherwise stated in the relevant [Final Terms/Pricing Supplement/Drawdown Prospectus]) (the "Deed of Covenant"). The Deed of Covenant has been deposited at the Specified Office of the Fiscal Agent and a copy of it may be inspected at the Specified Office of each Paying Agent.
All payments in respect of this Permanent Global Instrument shall (i) in the case that this Permanent Global Instrument is a CGI Permanent Global Instrument, be made against presentation and (in the case of payment of principal of the Instruments in full with all interest accrued on the Instruments) surrender of this Permanent Global Instrument at the Specified Office of any Paying Agent; and (ii) in the case that this Permanent Global Instrument is an NGI Permanent Global Instrument be made upon receipt by the relevant Paying Agent of confirmation from the ICSDs (in accordance with the provisions of the Agency Agreement) that the records of the Fiscal Agent as to amounts payable on a relevant payment date and the records of the ICSDs as to amounts payable on a relevant date are identical.

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Recording of Payments
Upon any payment being made in respect of the Instruments represented by this Permanent Global Instrument, SEK shall procure that:
(a)CGI: if the Final Terms specify that the New Global Instrument form is not applicable, details of such payment shall be entered in the Schedule (Payments, further exchanges of the Temporary Global Instrument, Delivery of Definitive Instruments, Exercise of Options and Cancellation of Instruments) hereto and, in the case of any payment of principal, the principal amount of the Instrument represented by this Permanent Global Instrument shall be reduced by the principal amount so paid; and
(b)NGI: if the Final Terms specify that the New Global Instrument form is applicable, details of such payment shall be entered pro rata in the records of the ICSDs and, in the case of any payment of principal, the principal amount of the Instruments entered in the records of ICSDs and represented by this Permanent Global Instrument shall be reduced by the principal amount so paid.
Interest
The calculation of any interest amount in respect of the Instruments represented by this Permanent Global Instrument will be calculated on the aggregate outstanding principal amount of the Instruments represented by this Permanent Global Instrument and not by reference to the Calculation Amount.
Discharge of Issuer's obligations
In relation to payments made in respect of this Permanent Global Instrument, so long as this Permanent Global Instrument is held on behalf of Euroclear and/or Clearstream, Luxembourg and/or any other relevant clearing system, the definition of "Business Day" in Condition 1.1 (Interpretation – Definitions) shall be amended so as to disapply paragraphs (A)(i)(b) and (A)(ii)(b) of that definition. Payments due in respect of Instruments for the time being represented by this Permanent Global Instrument shall be made to the bearer of this Permanent Global Instrument and each payment so made will discharge SEK's obligations in respect thereof. Any failure to make the entries referred to above shall not affect such discharge.
On any occasion on which a payment of principal or redemption amount is made in respect of this Permanent Global Instrument or on which this Permanent Global Instrument is exchanged for Definitive Instruments as aforesaid or on which any Instruments represented by this Permanent Global Instrument are to be cancelled, SEK shall procure that:
(c)if the Final Terms specify that the New Global Instrument form is not applicable, (i) the principal amount of such payment and the aggregate principal amount of such Instruments and (ii) the remaining principal amount of Instruments represented by this Temporary Global Instrument (which shall be the previous principal amount of Instruments represented by this Temporary Global Instrument less the aggregate of the amounts referred to in (i)) are entered in the Schedule hereto, whereupon the principal amount of Instruments represented by this Permanent Global Instrument shall for all purposes be as most recently so entered; and
(d)if the Final Terms specify that the New Global Instrument form is applicable, details of the exchange or cancellation shall be entered pro rata in the records of the ICSDs.

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In order to exercise the option contained in Condition 10.5 (Redemption at the option of the Holders), the holder of this Permanent Global Instrument must, within the period specified in the Conditions for the deposit of the relevant Instrument and put notice, give written notice of such exercise to the Fiscal Agent specifying the principal amount of Instruments in respect of which such option is being exercised. Any such notice shall be irrevocable and may not be withdrawn.
In connection with an exercise of the option contained in Condition 10.3 (Redemption at the option of SEK) in relation to some only of the Instruments, this Permanent Global Instrument may be redeemed in part in the principal amount specified by SEK in accordance with the Conditions and the Instruments to be redeemed will not be selected as provided in the Conditions but in accordance with the rules and procedures of Euroclear and Clearstream, Luxembourg (to be reflected in the records of Euroclear and Clearstream, Luxembourg as either a pool factor or a reduction in principal amount at their discretion).
On each occasion on which an option is exercised in respect of any Instruments represented by this Permanent Global Instrument, SEK shall procure that the appropriate notations are made on the Schedule hereto.
Initial Exchange
If this Permanent Global Instrument was originally issued in exchange for part only of a Temporary Global Instrument representing the Instruments, then all references in this Permanent Global Instrument to the principal amount of Instruments represented by this Permanent Global Instrument shall be construed as references to the principal amount of Instruments represented by the part of the Temporary Global Instrument in exchange for which this Global Instrument was originally issued which SEK shall procure:
(e)CGI: if the Final Terms specify that the New Global Instrument form is not applicable, is entered in the Schedule hereto, whereupon the principal amount of Instruments represented by this Permanent Global Instrument shall for all purposes be as most recently so entered; and
(f)NGI: if the Final Terms specify that the New Global Instrument form is applicable, is entered by the ICSDs in their records.
Subsequent Exchange
If at any subsequent time any further portion of such Temporary Global Instrument is exchanged for an interest in this Permanent Global Instrument, the principal amount of Instruments represented by this Global Instrument shall be increased by the amount of such further portion, and SEK shall procure that the principal amount of Instruments represented by this Permanent Global Instrument (which shall be the previous principal amount of Instruments represented by this Permanent Global Instrument plus the amount of such further portion) is:
(g)CGI: if the Final Terms specify that the New Global Instrument form is not applicable, entered in the Schedule hereto, whereupon the principal amount of this Global Instrument shall for all purposes be as most recently so entered; and
(h)NGI: if the Final Terms specify that the New Global Instrument form is applicable, entered by the ICSDs in their records.

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Notwithstanding Condition 19 (Notices), while all the Instruments are represented by this Permanent Global Instrument (or by this Permanent Global Instrument and a temporary global instrument) and this Permanent Global Instrument is (or this Permanent Global Instrument and the temporary global instrument are) deposited with a depositary or a common depositary for Euroclear and/or Clearstream, Luxembourg and/or any other relevant clearing system or a Common Safekeeper (which expression has the meaning given in the Agency Agreement), notices to Holders may be given by delivery of the relevant notice to Euroclear and/or Clearstream, Luxembourg and/or any other relevant clearing system and, in any case, such notices shall be deemed to have been given to the Holders in accordance with Condition 19 (Notices) on the date of delivery to Euroclear and/or Clearstream, Luxembourg and/or any other relevant clearing system[; provided, however, that, so long as the Instruments are admitted to trading on the regulated market of the Luxembourg Stock Exchange and its rules so require, notices will also be published on the website of the Luxembourg Stock Exchange (www.LuxSE.com)]10.
This Permanent Global Instrument and all non-contractual obligations arising out of or in connection with it are governed by English law.
This Permanent Global Instrument shall not be valid for any purpose until authenticated for and on behalf of Deutsche Bank AG, London Branch as fiscal agent.
If the Final Terms specify that the New Global Instrument is applicable, this Permanent Global Instrument shall not be valid for any purpose until it has been effectuated for and on behalf of the Common Safekeeper appointed as common safekeeper by the ICSDs.
AS WITNESS the signature of a duly authorised officer on behalf of SEK.
AKTIEBOLAGET SVENSK EXPORTKREDIT (publ)

By:            By: …………………………………..
[signature]                 [signature]
(duly authorised)                 (duly authorised)

ISSUED in London on [ ] 20[ ]
AUTHENTICATED for and on behalf of
DEUTSCHE BANK AG, LONDON BRANCH
as fiscal agent without recourse, warranty
or liability
10 Include where the Instruments are admitted to trading on the regulated market of the Luxembourg Stock Exchange.

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By:
[signature]
(duly authorised)

EFFECTUATED for and on behalf of
(Common Safekeeper) as common safekeeper without
recourse, warranty or liability

By:
[signature]
(duly authorised)

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THE SCHEDULE11
Payments, further exchanges of the Temporary Global Instrument,
Delivery of Definitive Instruments, Exercise of Options
and Cancellation of Instruments

Date of payment, delivery, further exchanges of Temporary Global Instrument, exercise of option (and date upon which exercise is effective) or cancellation	Amount of interest then paid	Amount of principal [or in respect of which redemption amount] then paid	Aggregate principal amount of Definitive Instruments then delivered	Aggregate principal amount of Instruments then cancelled	Aggregate principal amount in respect of which option is exercised	Remaining principal amount of this Permanent Global Instrument	Authorised signature

11    The Schedule should only be completed where the applicable Final Terms indicates that this Permanent Global Instrument is not intended to be a New Global Instrument.

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EXCHANGE NOTICE
[•], being the bearer of this Global Instrument at the time of its deposit with the Fiscal Agent at its specified office for the purposes of the Instruments, hereby exercises the option to have this Global Instrument exchanged in whole for Instruments in definitive/registered form and directs that [such Instruments in definitive form be made available for collection by it from the Fiscal Agent's Specified Office/and that/Certificates representing such Instruments in registered form be made available for collection at the Specified Office of the relevant Registrar/be mailed to the (respective) address(es) of the registered holder(s) as set forth below.]12
Details for insertion in registrar in respect of Registered Instruments:
Name(s) and address(es) of registered holder(s) [•]

By:
(duly authorised)
12    Delete and complete, as appropriate.

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[Insert Final Terms/Pricing Supplement/Drawdown Prospectus]

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[Insert Terms and Conditions as set out in the Base Prospectus if these are to be endorsed in accordance with the Permanent Global Instrument]

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Schedule 3
Part I
FORM OF DEFINITIVE INSTRUMENT ("AIBD" FORMAT)
[On the face of the Instrument:]
[<9999999+AAXXXXXXXXX9+XX+999999>]
[currency][Denomination]
[ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.]13
AKTIEBOLAGET SVENSK EXPORTKREDIT (publ)
(incorporated in the Kingdom of Sweden with limited liability)
[Aggregate principal amount of Series]
[Title of Instruments]
AKTIEBOLAGET SVENSK EXPORTKREDIT (publ) ("SEK") for value received promises, all in accordance with the terms and conditions (the "Terms and Conditions") [endorsed hereon/attached hereto] [and the final terms referred to therein and prepared by SEK in relation to the Instruments and set out in the [Final Terms/Pricing Supplement/Drawdown Prospectus] dated [•]] to pay to the bearer upon surrender hereof on [maturity date] or on such earlier date as the same may become payable in accordance therewith the principal amount of:
[denomination in words and numerals]
or such other redemption amount as may be specified therein [and to pay in arrear on the dates specified therein interest on such principal amount at the rate or rates specified therein], and in the case of convertible or exchangeable Instruments, to deliver or procure the delivery of any securities requested to be delivered on redemption pursuant to the terms and conditions and the final terms prepared in relation to the Instruments.
Words and expressions defined in the Terms and Conditions shall have the same meanings when used on the face of this Instrument.
This Instrument is issued pursuant to a Fiscal Agency Agreement dated 2 April 2025 (as supplemented, amended or replaced, the "Fiscal Agency Agreement") and made between SEK and Deutsche Bank AG in its capacity as fiscal agent (the "Fiscal Agent" which expression shall include any successor to Deutsche Bank AG, London Branch in its capacity as such), and certain other financial institutions named therein.
This Instrument and all non-contractual obligations arising out of or in connection with it are governed by English law.
13    Legend to appear on every Instrument with a maturity of more than one year.

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[This [title of Instrument] shall not/Neither this [title of Instrument] nor any of the interest coupons [talons] appertaining hereto shall] be valid for any purpose until this [title of Instrument] has been authenticated for and on behalf of Deutsche Bank AG as fiscal agent.
AS WITNESS the facsimile signature of a duly authorised officer on behalf of SEK.

AKTIEBOLAGET SVENSK EXPORTKREDIT (publ)

By:              By:     ……………………............................    [facsimile signature]             [facsimile signature]
(duly authorised)                    (duly authorised)

ISSUED in London on [ ] 20[ ]
AUTHENTICATED for and on behalf of
DEUTSCHE BANK AG, LONDON BRANCH
as fiscal agent without recourse, warranty
or liability

By:
[signature]
(duly authorised)

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[On the reverse of the Instruments:]
TERMS AND CONDITIONS
[As contemplated in the Base Prospectus and as [completed/amended] by the relevant final terms set out in the relevant [Final Terms/Pricing Supplement/Drawdown Prospectus]]
[At the foot of the Terms and Conditions:]
FISCAL AGENT
Deutsche Bank AG, London Branch
Debt & Agency Services
21 Moorfields,
London, EC2Y 9DB
United Kingdom
PAYING AGENT
Deutsche Bank AG, London Branch
Debt & Agency Services
21 Moorfields,
London, EC2Y 9DB
United Kingdom

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Part II
FORMS OF COUPONS
[Attached to the Instruments (interest-bearing, fixed rate or fixed coupon and having Coupons):]
[on the front of each Coupon:]
AKTIEBOLAGET SVENSK EXPORTKREDIT (publ)
[Amount and title of Instruments]
Coupon for [  ] due on [ ]
Such amount is payable (subject to the terms and conditions [endorsed on/attached to the [title of Instrument] to which this Coupon appertains [and the final terms referred to therein and set out in the [Final Terms/Pricing Supplement/Drawdown Prospectus] dated [•]], which shall be binding on the holder of this Coupon whether or not it is for the time being attached to such [title of Instrument]) against surrender of this Coupon at the Specified Office of the Fiscal Agent or any of the Paying Agents set out on the reverse hereof (or any other or further paying agents and/or specified offices from time to time designated for the purpose by notice duly given in accordance with such terms and conditions).
[ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.]14
[<9999999+AAXXXXXXXXX9+XX+999999>]
[Attached to the Instrument (interest-bearing, floating rate or variable coupon and having Coupons):]
AKTIEBOLAGET SVENSK EXPORTKREDIT (publ)
[Amount and title of Instruments]
Coupon for the amount of interest due on [ ]
Such amount is payable (subject to the terms and conditions [endorsed on/attached] the [title of Instrument] to which this Coupon appertains [and the final terms referred to therein and set out in the [Final Terms/Pricing Supplement/Drawdown Prospectus] dated [•]], which shall be binding on the holder of this Coupon whether or not it is for the time being attached to such [title of Instrument]) against surrender of this Coupon at the Specified Office of the Fiscal Agent or any of the Paying Agents set out on the reverse hereof (or any other or further paying agents and/or specified offices from time to time designated for the purpose by notice duly given in accordance with such terms and conditions).
14    Legend to appear on every Coupon relating to an Instrument with a maturity of more than one year.

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The Instrument to which this Coupon appertains may, in certain circumstances specified in such terms and conditions, fall due for redemption before the due date in relation to this Coupon. In such event, this Coupon will become void and no payment will be made in respect hereof.
[ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.]15
[<99+9999999+AAXXXXXXXXX9+XX+999999>]
[On the reverse of each Coupon:]
FISCAL AGENT: Deutsche Bank AG, Debt & Agency Services, 21 Moorfields, London, EC2Y 9DB, United Kingdom.
PAYING AGENT: Deutsche Bank AG, Debt & Agency Services, 21 Moorfields, London, EC2Y 9DB, United Kingdom.

15    Legend to appear on every Coupon relating to an Instrument with a maturity of more than one year.

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Part III
FORM OF TALON
AKTIEBOLAGET SVENSK EXPORTKREDIT (publ)
[Amount and title of Instruments]
Series No:    [ ]
Serial Number of Instruments: [ ]
Tranche No:    [ ]
Talon for further Coupons
[ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.]16
After all the Coupons appertaining to the Instrument to which this Talon appertains have matured, further Coupons [(including, where appropriate, a Talon for further Coupons)] will be issued at the Specified Office of the Fiscal Agent or any of the Paying Agents set out in the reverse hereof (or any other or further paying agents and/or specified offices from time to time designated by notice duly given in accordance with the Terms and Conditions applicable to the Instrument to which this Talon appertains (which shall be binding on the Holder of this Talon whether or not it is for the time being attached to such Instrument)) upon production and surrender of this Talon upon and subject to such Terms and Conditions.
Under the said Terms and Conditions, such Instrument may, in certain circumstances, fall due for redemption before the original due date for exchange of this Talon and in any such event this Talon shall become void and no exchange shall be made in respect hereof.
16    Legend to appear on every Talon relating to an Instrument with a maturity of more than one year.

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[On the reverse of each Talon:]

FISCAL	Deutsche Bank AG, London Branch
AGENT:	Debt & Agency Services
21 Moorfields
London, EC2Y 9DB
United Kingdom
PAYING	Deutsche Bank AG, London Branch
AGENT:	Debt & Agency Services
21 Moorfields
London, EC2Y 9DB
United Kingdom

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Schedule 4
FORM OF UNRESTRICTED GLOBAL INSTRUMENT CERTIFICATE

Series Number: [•]	ISIN: [•]
Tranche Number: [•]	Common Code: [•]

[THE INSTRUMENTS REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY SECURITIES LAW OF ANY STATE OF THE UNITED STATES. THE HOLDER HEREOF, BY PURCHASING THE INSTRUMENTS REPRESENTED HEREBY, AGREES FOR THE BENEFIT OF SEK THAT THE INSTRUMENTS REPRESENTED HEREBY MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO THE ACCOUNT OR BENEFIT OF ANY U.S. PERSON.]
AKTIEBOLAGET SVENSK EXPORTKREDIT (publ)
(Swedish Export Credit Corporation)
(Incorporated in the Kingdom of Sweden with limited liability)
Unlimited Programme for the Continuous Issuance of Debt Instruments
[Currency] [Amount]
[Title of Instruments]
(the "Instruments")
UNRESTRICTED GLOBAL INSTRUMENT CERTIFICATES
1.Introduction
1.1The Instruments
This Unrestricted Global Instrument Certificates is issued in respect of the instruments (the "Instruments") of Aktiebolaget Svensk Exportkredit (publ) (the "SEK") described in the [final terms (the "Final Terms")/pricing supplement (the "Pricing Supplement")/drawdown prospectus ("Drawdown Prospectus")] a copy of which is annexed hereto. The Instruments are constituted by a deed of covenant dated 2 April 2025 (as amended or supplemented from time to time, the "Deed of Covenant") and are the subject of a fiscal agency agreement dated 2 April 2025 (as amended or supplemented from time to time, the "Fiscal Agency Agreement") and made between SEK, Deutsche Bank Luxembourg S.A. as registrar (the "Registrar", which expression includes any successor Registrar appointed from time to time in connection with the Instruments), [Deutsche Bank Trust Company Americas as DTC Registrar,] Deutsche Bank AG, London Branch as fiscal agent and the other paying agents named therein. If a Pricing Supplement or a Drawdown Prospectus is annexed hereto, each reference in this Unrestricted Global Instrument Certificates to "Final Terms" shall be read and construed as a reference to the final terms of the Instruments set out in such Pricing Supplement or Drawdown Prospectus, unless the context requires otherwise.

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1.2Construction
All references in this Unrestricted Global Instrument Certificates to an agreement, instrument or other document (including the Fiscal Agency Agreement and the Deed of Covenant) shall be construed as a reference to that agreement, instrument or other document as the same may be amended, supplemented, replaced or novated from time to time provided that, in the case of any amendment, supplement, replacement or novation made after the date hereof, it is made in accordance with the Conditions. Headings and sub-headings are for ease of reference only and shall not affect the construction of this Unrestricted Global Instrument Certificates.
1.3References to Conditions
Any reference herein to the "Conditions" is to the terms and conditions of the Instruments attached hereto, as completed, supplemented, amended and/or replaced by the Final Terms, and any reference to a numbered "Condition" is to the correspondingly numbered provision thereof. Words and expressions defined in the Conditions shall have the same meanings when used in this Unrestricted Global Instrument Certificates.
2.Registered Holder
OPTION 1 - (WHERE THE CERTIFICATE IS NOT TO BE HELD UNDER THE NEW SAFEKEEPING STRUCTURE (NSS))
This is to certify that:
BT Globenet Nominees Ltd
is the person registered in the register maintained by the Registrar in relation to the Instruments (the "Register") as the duly registered holder (the "Holder") of an aggregate principal amount shown in the Register from time to time of unrestricted Instruments of the Series specified in the Final Terms or (if the Aggregate Principal Amount in respect of the Series specified in the Final Terms is different from the Aggregate Principal Amount in respect of the Tranche specified in the Final Terms) the Aggregate Principal Amount shown in the Register from time to time of unrestricted Instruments of the Tranche specified in the Final Terms.
OPTION 2 - (WHERE THE CERTIFICATE IS TO BE HELD UNDER THE NEW SAFEKEEPING SAFEKEEPING STRUCTURE (NSS))
This certifies that the person whose name is entered in the register maintained by the Registrar in relation to the Instruments (the "Register") is the duly registered holder (the "Holder") of the aggregate principal amount shown in the Register from time to time of unrestricted Instruments of the Series specified in the Final Terms or (if the Aggregate Principal Amount in respect of the Series specified in the Final Terms is different from the Aggregate Principal Amount in respect of the Tranche specified in the Final Terms) the aggregate principal amount shown in the Register from time to time of unrestricted Instruments of the Tranche specified in the Final Terms.
[END OF OPTION]

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STRUCTURE (NSS))

3.Promise to Pay
SEK, for value received, hereby promises to repay the Instruments represented by this Unrestricted Instrument Certificate in accordance with the Conditions to the Holder on such date or dates as the same may become payable in accordance with the Conditions, and to pay interest on such principal sum in arrear on the dates and at the rate specified in the Conditions, together with any additional amounts payable in accordance with the Conditions, all subject to and in accordance with the Conditions. The principal amount of this Unrestricted Global Instrument Certificates is such principal sum as is noted in the records of the Registrar.
4.Exchange for Unrestricted Individual Instrument Certificates
This Unrestricted Global Instrument Certificates will be exchanged in whole (but not in part) for duly authenticated and completed Unrestricted Individual Instrument Certificates ("Unrestricted Individual Instrument Certificates") in substantially the form (subject to completion) set out in Schedule 5 (Form of Unrestricted Individual Instrument Certificate) to the Fiscal Agency Agreement:
4.1on the expiry of such period of notice as may be specified in the Final Terms; or
4.2at any time, if so specified in the Final Terms; or
4.3if the relevant Final Terms specifies "in the limited circumstances described in the Unrestricted Global Instrument Certificates", then
(a)Closure of clearing systems: Euroclear Bank SA/NV ("Euroclear") or Clearstream Banking S.A. ("Clearstream, Luxembourg") or any other relevant clearing system is closed for business for a continuous period of 14 days (other than by reason of legal holidays) or announces an intention permanently to cease business; or
(b)Event of Default: any of the circumstances described in Condition 11 (Events of Default) occurs.
Such exchange shall be effected in accordance with paragraph 6 (Delivery of Unrestricted Individual Instrument Certificates) below. SEK shall notify the Holder of the occurrence of any of the events specified in paragraphs 4.1, 4.2 and 4.3 above as soon as practicable thereafter.
5.Failure to Deliver Unrestricted Individual Instrument Certificates or to pay
If
5.1Failure to deliver Unrestricted Individual Instrument Certificates: Unrestricted Individual Instrument Certificates have not been issued and delivered by 6.00 p.m. (London time) on the thirtieth day after the date on which the same are due to be issued and delivered in accordance with paragraph 6 (Delivery of Unrestricted Individual Instrument Certificates) below; or

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5.2Payment default: any of the Instruments evidenced by this Unrestricted Global Instrument Certificates has become due and payable in accordance with the Conditions or the date for final redemption of this Unrestricted Global Instrument Certificates has occurred and, in either case, payment in full of the amount of principal falling due with all accrued interest thereon has not been made to the Holder on the due date for payment in accordance with the terms of this Unrestricted Global Instrument Certificates, then this Unrestricted Global Instrument Certificates (including the obligation to deliver Unrestricted Individual Instrument Certificate) will become void at 6.00 pm (London time) on such thirtieth day (in the case of paragraph 5.1 above) or at 6.00 pm (London time) on such due date (in the case of paragraph 5.2 above) and the Holder will have no further rights hereunder, but without prejudice to the rights which the Holder or others may have under the Deed of Covenant.
6.Delivery of Individual International Certificates
Whenever this Unrestricted Global Instrument Certificates is to be exchanged for Unrestricted Individual Instrument Certificates, SEK shall procure that Unrestricted Individual Instrument Certificates will be issued in an aggregate principal amount equal to the principal amount of this Unrestricted Global Instrument Certificates within five business days of the delivery, by or on behalf of the Holder, Euroclear and/or Clearstream, Luxembourg, to the Registrar of such information as is required to complete and deliver such Unrestricted Individual Instrument Certificates (including, without limitation, the names and addresses of the persons in whose names the Unrestricted Individual Instrument Certificates are to be registered and the principal amount of each such person's holding) against the surrender of this Unrestricted Global Instrument Certificates at the Specified Office (as defined in the Fiscal Agency Agreement) of the Registrar. Such exchange will be effected in accordance with the provisions of the Fiscal Agency Agreement and the regulations concerning the transfer and registration of Instruments scheduled thereto and, in particular, shall be effected without charge to any Holder, but against such indemnity as the Registrar may require in respect of any tax or other duty of whatsoever nature which may be levied or imposed in connection with such exchange. In this paragraph, "business day" means a day on which commercial banks are open for business (including dealings in foreign currencies) in the city in which the Registrar has its Specified Office.
7.Transfer and Exchange for an Interest in the Restricted Global Instrument Certificate
If a holder of a beneficial interest in Instruments represented by this Unrestricted Global Instrument Certificate wishes at any time to transfer such beneficial interest to a person who wishes to take delivery thereof in the form of a beneficial interest in Instrument represented by the restricted global instrument certificate issued in relation to the Instruments (the "Restricted Global Instrument Certificate"), such holder may transfer such beneficial interest in accordance with the rules and operating procedures of The Depository Trust Company ("DTC"), Euroclear and Clearstream, Luxembourg and the terms of this paragraph. Upon receipt by the Registrar of:

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(a)    notification by DTC, Euroclear and/or Clearstream, Luxembourg (as applicable), or their respective custodians or depositaries, that the appropriate debit and credit entries have been made in the accounts of the relevant participants of DTC, Euroclear and/or Clearstream, Luxembourg (as the case may be); and
(b)    a certificate in the form of Schedule 12 (Form of Transfer Certificate) to the Fiscal Agency Agreement given by the holder of such beneficial interest requesting such transfer or exchange and, in the case of transfer or exchange on or prior to the fortieth day after the date of issue of this Unrestricted Global Instrument Certificate, stating that the transfer or exchange of such interest has been made in compliance with the transfer restrictions applicable to the Instruments and that the person transferring such interest in Instruments represented by this Unrestricted Global Instrument Certificate reasonably believes that the person acquiring such interest in Instruments represented by the Restricted Global Instrument Certificate is a qualified institutional buyer (as defined in Rule 144A under the United States Securities Act of 1933, as amended ("Rule 144A")) and is obtaining such beneficial interest in a transaction meeting the requirements of Rule 144A,
SEK shall procure that (i) the Registrar decreases the aggregate principal amount of Instruments represented by this Unrestricted Global Instrument Certificate by the principal amount of Instruments the subject of such transfer and increases the aggregate principal amount of Instruments represented by the Restricted Global Instrument Certificate by such principal amount and (ii) appropriate entries are made in the records of Euroclear, Clearstream, Luxembourg and DTC so as to reflect such decrease and increase.
8.Conditions Apply
Save as otherwise provided herein, the Holder of this Unrestricted Global Instrument Certificates shall have the benefit of, and be subject to, the Conditions and, for the purposes of this Unrestricted Global Instrument Certificates, any reference in the Conditions to "Instrument Certificate" or "Instrument Certificates" shall, except where the context otherwise requires, be construed so as to include this Unrestricted Global Instrument Certificates.
9.Payments and Payment Record Date
8.1.1    In relation to payments made in respect of this Unrestricted Global Instrument Certificates, so long as this Unrestricted Global Instrument Certificates is held on behalf of Euroclear and/or Clearstream, Luxembourg and/or any other relevant clearing system, the definition of "Business Day" in Condition 1.1 (Interpretation – Definitions) shall be amended so as to disapply paragraphs (A)(i)(b) and (A)(ii)(b) of that definition.
8.1.2    Each payment made in respect of this Unrestricted Global Instrument Certificates will be made to the persons shown as the Holder in the Register at the close of business (in the relevant clearing system) on the Clearing System Business Day before the due date for such payment (the "Record Date")

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where "Clearing System Business Day" means a day on which each clearing system for which this Unrestricted Global Instrument Certificates is being held is open for business. Each payment so made will discharge SEK's obligations in respect of Instruments represented by this Unrestricted Global Instrument Certificates.
10.Exercise of Put Option
In order to exercise the option contained in Condition 10.5 (Redemption at the option of Holders) (the "Put Option"), the Holder must, within the period specified in the Conditions for the deposit of the relevant Instrument Certificate and put notice, give written notice of such exercise to the Registrar specifying the principal amount of Instruments in respect of which the Put Option is being exercised. Any such notice shall be irrevocable and may not be withdrawn.
11.Exercise of Call Option
In connection with an exercise of the option contained in Condition 10.3 (Redemption at the option of SEK) in relation to some only of the Instruments, the Instruments represented by this Unrestricted Global Instrument Certificates may be redeemed in part in the principal amount specified by SEK in accordance with the Conditions and the Instruments to be redeemed will not be selected as provided in the Conditions but in accordance with the rules and procedures of Euroclear and Clearstream, Luxembourg (to be reflected in the records of Euroclear and Clearstream, Luxmebourg as either a pool factor or a reduction in principal amount at their discretion).
12.Interest
The calculation of any interest amount in respect of the Instruments represented by this Unrestricted Global Instrument Certificates will be calculated on the aggregate outstanding principal amount of the Instruments represented by this Unrestricted Global Instrument Certificates and not by reference to the Calculation Amount.
13.Notices
Notwithstanding Condition 19 (Notices), so long as this Unrestricted Global Instrument Certificates is held on behalf of Euroclear and/or Clearstream, Luxembourg or any other clearing system (an "Alternative Clearing System"), notices to Holders of Instruments represented by this Unrestricted Global Instrument Certificates may be given by delivery of the relevant notice to Euroclear and/or Clearstream, Luxembourg or (as the case may be) such Alternative Clearing System and, in any case, such notices shall be deemed to have been given to the Holders in accordance with Condition 19 (Notices) on the date of delivery to Euroclear and/or Clearstream, Luxembourg and/or such Alternative Clearing System[; provided, however, for so long as such Instruments are admitted to trading on the regulated market of the Luxembourg Stock Exchange and its rules so require, notices will also be published on the website of the Luxembourg Stock Exchange (www.LuxSE.com)]17.
17 Include where the Instruments are admitted to trading on the regulated market of the Luxembourg Stock Exchange.

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14.Legends
The statements set out in the legends above are an integral part of this Global Instrument International Certificate and, by acceptance hereof, each Holder of this Unrestricted Global Instrument Certificates agrees to be subject to and bound by such legends.
15.Determination of Entitlement
This Unrestricted Global Instrument Certificates is evidence of entitlement only and is not a document of title. Entitlements are determined by the Register and only the Holder is entitled to payment in respect of this Unrestricted Global Instrument Certificates.
16.Authentication
This Unrestricted Global Instrument Certificates shall not be valid for any purpose until it has been authenticated for and on behalf of Deutsche Bank Luxembourg S.A. as Registrar.
17.[Effectuation
This Unrestricted Global Instrument Certificate shall not be valid for any purpose until it has been effectuated for or on behalf of the entity appointed as common safekeeper by Euroclear or Clearstream, Luxembourg.]
18.Governing Law
This Unrestricted Global Instrument Certificates and any non-contractual obligations arising out of or in connection with it are governed by English law.
AS WITNESS the signature of a duly authorised person for and on behalf of SEK.
AKTIEBOLAGET SVENSK EXPORTKREDIT (publ)

By:    …………………………………    By:    …………………………………
[signature]                    [signature]
(duly authorised)                (duly authorised)
ISSUED on _____________

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AUTHENTICATED for and on behalf of
DEUTSCHE BANK LUXEMBOURG S.A.
as Registrar without recourse, warranty
or liability

By:    …………………………………
[signature]
(duly authorised)
[EFFECTUATION OPTION - (INCLUDE WHERE CERTIFICATE IS TO BE HELD UNDER NEW SAFEKEEPING STRUCTURE (NSS))
[EFFECTUATED for and on behalf of
[COMMON SAFEKEEPER] as common safekeeper
without recourse, warranty or liability
By:    ...............................................
    [manual signature]
    (duly authorised)
END OF OPTION]

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FORM OF TRANSFER
FOR VALUE RECEIVED ..................................................., being the registered holder of this Unrestricted Global Instrument Certificates, hereby transfers to..................................................................................................................................................of... in principal amount of [Currency] [Amount] [Title] (the "Instruments") of Aktiebolaget Svensk Exportkredit (publ) ("SEK") and irrevocably requests and authorises Deutsche Bank Luxembourg S.A., in its capacity as Registrar in relation to the Instruments (or any successor to Deutsche Bank Luxembourg S.A., in its capacity as such) to effect the relevant transfer by means of appropriate entries in the register kept by it.

Dated:    …………………………………

By:    …………………………………
(duly authorised)
Notes
The name of the person by or on whose behalf this form of transfer is signed must correspond with the name of the registered holder as it appears on the face of this Unrestricted Global Instrument Certificates.
(a)A representative of such registered holder should state the capacity in which he signs, e.g. executor.
(b)The signature of the person effecting a transfer shall conform to any list of duly authorised specimen signatures supplied by the registered holder or be certified by a recognised bank, notary public or in such other manner as the Registrar may require.
(c)Any transfer of Instruments shall be in an amount equal to the minimum denomination as may be specified in the relevant [Final Terms/Pricing Supplement/Drawdown Prospectus] or an integral multiple thereof.

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[Attach Final Terms/Pricing Supplement/Drawdown Prospectus]

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[Insert Terms and Conditions as set out in the Base Prospectus]

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Schedule 5
FORM OF UNRESTRICTED INDIVIDUAL INSTRUMENT CERTIFICATE

Series Number: [•]	ISIN: [•]
Tranche Number: [•]	Common Code: [•]

AKTIEBOLAGET SVENSK EXPORTKREDIT (publ)
(Swedish Export Credit Corporation)
(Incorporated in the Kingdom of Sweden with limited liability)
Unlimited Programme for the Continuous Issuance of Debt Instruments
[Currency] [Amount]
[Title of Instruments]
(the "Instruments")
This Unrestricted Individual Instrument Certificate is issued in respect of a series of instruments (the "Instruments") of Aktiebolaget Svensk Exportkredit (publ) (the "Issuer") described in the [final terms (the "Final Terms")/pricing supplement (the "Pricing Supplement")/drawdown prospectus (the "Drawdown Prospectus")] a copy of the relevant particulars of which is attached to this Instrument. The Instruments are constituted by a deed of covenant dated 2 April 2025 (as amended or supplemented from time to time, the "Deed of Covenant") and are the subject of a fiscal agency agreement dated 2 April 2025 (as amended or supplemented from time to time, the "Fiscal Agency Agreement") and made between SEK, Deutsche Bank Luxembourg S.A. as registrar (the "Registrar", which expression includes any successor Registrar appointed from time to time in connection with the Instruments), Deutsche Bank Trust Company Americas as DTC Registrar, Deutsche Bank AG, London Branch as fiscal agent and the other paying agents named therein. If a Pricing Supplement or a Drawdown Prospectus is annexed hereto, each reference in this Unrestricted Global Instrument Certificates to "Final Terms" shall be read and construed as a reference to the final terms of the Instruments set out in such Pricing Supplement or Drawdown Prospectus, unless the context requires otherwise.
Any reference herein to the "Conditions" is to the Terms and Conditions of the Instruments endorsed on this Instrument, as completed, supplemented, amended and/or replaced by the Final Terms, and any reference to a numbered "Condition" is to the correspondingly numbered provision thereof. Words and expressions defined in the Conditions shall have the same meanings when used in this Unrestricted Individual Instrument Certificate.
This is to certify that:

of

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is the person registered in the register maintained by the Registrar in relation to the Instruments (the "Register") as the duly registered holder or, if more than one person is so registered, the first-named of such persons (the "Holder") of:
[Currency]................................................................................
(................................................[Currency in word])
in aggregate principal amount of the Instruments.
SEK, for value received, hereby promises to repay the Instruments in accordance with the Conditions to the Holders on such date or dates as the same may become payable in accordance with the Conditions, and to pay interest and such principal sum in arrear on the dates and at the rate specified in the Conditions, together with any additional amounts payable in accordance with the Conditions, all subject to and in accordance with the Conditions.
This Unrestricted Individual Instrument Certificate is evidence of entitlement only and is not a document of title. Entitlements are determined by the Register and only the Holder is entitled to payment in respect of this Unrestricted Individual Instrument Certificate.
This Unrestricted Individual Instrument Certificate shall not be valid for any purpose until it has been authenticated for and on behalf of Deutsche Bank Luxembourg S.A. as Registrar.
This Unrestricted Individual Instrument Certificate and any non-contractual obligations arising out of or in connection with it are governed by English law.
AS WITNESS the signature of a duly authorised person for and on behalf of SEK.
AKTIEBOLAGET SVENSK EXPORTKREDIT (publ)

By:    …………………………………    By:    …………………………………
[signature]                    [signature]
(duly authorised)                (duly authorised)

ISSUED on ________________
AUTHENTICATED for and on behalf of
DEUTSCHE BANK LUXEMBOURG S.A.
as Registrar without recourse, warranty
or liability

By:    …………………………………
[signature]
(duly authorised)

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FORM OF TRANSFER
FOR VALUE RECEIVED ..................................................., being the registered holder of this Unrestricted Individual Instrument Certificate, hereby transfers to..................................................................................................................................................of... in principal amount of [Currency] [Amount] [Title] (the "Instruments") of Aktiebolaget Svensk Exportkredit (publ) ("SEK") and irrevocably requests and authorises Deutsche Bank Luxembourg S.A., in its capacity as Registrar in relation to the Instruments (or any successor to Deutsche Bank Luxembourg S.A., in its capacity as such) to effect the relevant transfer by means of appropriate entries in the register kept by it.

Dated:    …………………………………

By:    …………………………………
(duly authorised)
Notes
The name of the person by or on whose behalf this form of transfer is signed must correspond with the name of the registered holder as it appears on the face of this Unrestricted Individual Instrument Certificate.
(a)A representative of such registered holder should state the capacity in which he signs, e.g. executor.
(b)The signature of the person effecting a transfer shall conform to any list of duly authorised specimen signatures supplied by the registered holder or be certified by a recognised bank, notary public or in such other manner as the Registrar may require.
(c)Any transfer of Instruments shall be in an amount equal to the minimum denomination as may be specified in the relevant [Final Terms/Pricing Supplement/Drawdown Prospectus] or an integral multiple thereof.

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[Attached to each Instrument Certificate:]
[Final Terms/Pricing Supplement/Drawdown Prospectus]
[Terms and Conditions as set out in the Base Prospectus]
[At the foot of the Terms and Conditions:]
FISCAL AGENT and PAYING AGENT
Deutsche Bank AG, London Branch
Debt & Agency Services
21 Moorfields
London, EC2Y 9DB
United Kingdom

REGISTRAR
Deutsche Bank Luxembourg S.A.
2 Boulevard Konrad Adenauer
L-1115 Luxembourg

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Schedule 6
FORM OF RESTRICTED GLOBAL INSTRUMENT CERTIFICATE

Series Number: [•]	ISIN: [•]
Tranche Number: [•]	Common Code: [•]
CUSIP Number: [•]

THE INSTRUMENTS REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY SECURITIES LAW OF ANY STATE OF THE UNITED STATES. THE HOLDER HEREOF, BY PURCHASING THE INSTRUMENTS REPRESENTED HEREBY, AGREES FOR THE BENEFIT OF SEK THAT THE INSTRUMENTS REPRESENTED HEREBY MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (1) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A PURCHASING FOR ITS OWN ACCOUNT OR A PERSON PURCHASING FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (2) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR 904 OF REGULATION S UNDER THE SECURITIES ACT, (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (4) TO SEK, OR ITS AFFILIATES.
IF THIS INSTRUMENT CERTIFICATE IS REGISTERED IN THE NAME OF CEDE & CO. (OR SUCH OTHER PERSON AS MAY BE NOMINATED BY THE DEPOSITORY TRUST COMPANY ("DTC") FOR THE PURPOSE) (COLLECTIVELY, "CEDE & CO.") AS NOMINEE FOR DTC, THEN, UNLESS THIS INSTRUMENT CERTIFICATE IS PRESENTED BY AN AUTHORISED REPRESENTATIVE OF DTC TO SEK OR ITS AGENT FOR REGISTRATION OR TRANSFER, EXCHANGE OR PAYMENT AND ANY INSTRUMENT CERTIFICATE ISSUED UPON REGISTRATION OF TRANSFER OR EXCHANGE OF THIS INSTRUMENT CERTIFICATE IS REGISTERED IN THE NAME OF CEDE & CO. (OR SUCH OTHER NAME AS MAY BE REQUESTED BY AN AUTHORISED REPRESENTATIVE OF DTC) AND ANY PAYMENT HEREUNDER IS MADE TO CEDE & CO. (OR, AS THE CASE MAY BE, SUCH OTHER PERSON), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, SINCE THE REGISTERED OWNER HEREOF, CEDE & CO. (OR, AS THE CASE MAY BE, SUCH OTHER PERSON), HAS AN INTEREST HEREIN.
EACH PURCHASER OR HOLDER OF ANY INTEREST IN THE INSTRUMENTS WILL BE DEEMED TO HAVE REPRESENTED AND AGREED THAT EITHER: (I) IT IS NOT (AND IS NOT DEEMED FOR PURPOSES OF TITLE I OF ERISA OR SECTION 4975 OF THE CODE TO BE) AND FOR SO LONG AS IT HOLDS ANY INTEREST IN THE INSTRUMENTS WILL NOT BE (OR BE DEEMED FOR SUCH PURPOSES TO BE) (A) AN "EMPLOYEE BENEFIT PLAN" WITHIN THE MEANING OF SECTION 3(3) OF THE U.S. EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THAT IS SUBJECT TO TITLE I OF ERISA, (B) A "PLAN" WITHIN THE MEANING OF AND SUBJECT TO SECTION 4975 OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), (C) A PERSON OR ENTITY WHOSE UNDERLYING ASSETS ARE DEEMED TO INCLUDE ASSETS OF ANY SUCH EMPLOYEE BENEFIT PLAN OR PLAN DESCRIBED IN (A) OR (B) BY REASON OF THE U.S. DEPARTMENT OF LABOR REGULATION AT 29 C.F.R. § 2510.3-101, AS MODIFIED BY SECTION 3(42) OF ERISA, OR OTHERWISE FOR PURPOSE OF TITLE I OF ERISA OR SECTION 4975 OF THE CODE (EACH OF (A)-(C), A "BENEFIT PLAN INVESTOR") OR (D) A "GOVERNMENTAL PLAN" WITHIN THE MEANING OF SECTION 3(32) OF ERISA, A "CHURCH PLAN" WITHIN THE MEANING OF SECTION 3(33) OF ERISA THAT HAS MADE NO ELECTION UNDER SECTION 410(d) OF THE CODE OR A NON-U.S. PLAN" DESCRIBED IN SECTION 4(b)(4) OF ERISA THAT IS SUBJECT TO ANY U.S. FEDERAL, STATE, LOCAL OR NON-U.S. LAW OR REGULATION THAT IS SUBSTANTIALLY SIMILAR TO THE FIDUCIARY RESPONSIBILITY AND PROHIBITED TRANSACTION PROVISIONS OF TITLE I OF ERISA OR SECTION 4975 OF THE CODE (ANY SUCH LAW OR REGULATION, A

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"SIMILAR LAW"); OR (II) PROVIDED THAT THE INSTRUMENT IN QUESTION WILL BE TREATED AS INDEBTEDNESS WITHOUT SUBSTANTIAL EQUITY CHARACTERISTICS FOR PURPOSE OF TITLE I OF ERISA OR SECTION 4975 OF THE CODE, THE PURCHASE AND HOLDING OF ANY INTEREST IN THE INSTRUMENTS DOES NOT AND WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION OF ANY APPLICABLE SIMILAR LAW.

MOREOVER, EACH PURCHASER OR HOLDER OF ANY INTEREST IN THE INSTRUMENTS THAT IS A BENEFIT PLAN INVESTOR WILL BE DEEMED TO HAVE REPRESENTED AND AGREED BY ITS PURCHASE OR HOLDING OF ANY INTEREST IN THE INSTRUMENTS THAT: (I) NONE OF THE ISSUER, THE ARRANGER, THE DEALERS, THE PAYING AGENTS, THE REGISTRARS, THE TRANSFER AGENTS OR THEIR RESPECTIVE AFFILIATES (EACH, A "TRANSACTION PARTY") HAS PROVIDED ANY INVESTMENT RECOMMENDATION OR INVESTMENT ADVICE TO THE BENEFIT PLAN INVESTOR, OR ANY FIDUCIARY OR OTHER PERSON INVESTING ON BEHALF OF THE BENEFIT PLAN INVESTOR OR WHO OTHERWISE HAS DISCRETION OR AUTHORITY OVER THE INVESTMENT AND MANAGEMENT OF "PLAN ASSETS" (A "PLAN FIDUCIARY"); (II) THE TRANSACTION PARTIES ARE NOT ACTING AS A "FIDUCIARY" WITHIN THE MEANING OF SECTION 3(21) OF ERISA OR SECTION 4975(e)(3) OF THE CODE TO THE BENEFIT PLAN INVESTOR OR PLAN FIDUCIARY IN CONNECTION WITH THE BENEFIT PLAN INVESTOR'S ACQUISITION OF ANY INTEREST IN THE INSTRUMENTS; AND (III) THE PLAN FIDUCIARY IS EXERCISING ITS OWN INDEPENDENT JUDGMENT IN EVALUATING THE TRANSACTION. ANY PURPORTED PURCHASE OR TRANSFER OF AN INSTRUMENT THAT DOES NOT COMPLY WITH THE FOREGOING SHALL BE NULL AND VOID AB INITIO.

AKTIEBOLAGET SVENSK EXPORTKREDIT (publ)
(Swedish Export Credit Corporation)
(Incorporated in the Kingdom of Sweden with limited liability)
Unlimited Programme for the Continuous Issuance of Debt Instrument
[Currency] [Amount]
[Title]
(the "Instruments")
RESTRICTED GLOBAL INSTRUMENT CERTIFICATE
1.Introduction
This Restricted Global Instrument Certificate is issued in respect of the instruments (the "Instruments") of Aktiebolaget Svensk Exportkredit (publ) ("SEK") described in the [final terms (the "Final Terms")/pricing supplement (the "Pricing Supplement")/drawdown prospectus ("Drawdown Prospectus")] a copy of which is annexed hereto. The Instruments are constituted by a deed of covenant dated 2 April 2025 (as amended or supplemented from time to time, the "Deed of Covenant") entered into by SEK and are the subject of a fiscal agency agreement dated 2 April 2025 (as amended or supplemented from time to time, the "Fiscal Agency Agreement") and made between SEK, Deutsche Bank Trust Company Americas as DTC Registrar (the "DTC Registrar", which expression includes any successor registrar appointed from time to time in connection with the Instruments), Deutsche Bank Luxembourg S.A. as transfer agent, Deutsche Bank AG, London Branch as fiscal agent and the other paying agents named therein. If a Pricing Supplement or a Drawdown Prospectus is annexed hereto, each reference in this Restricted Global Instrument Certificate to "Final Terms" shall be read and construed as a reference to

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the final terms of the Instruments set out in such Pricing Supplement or Drawdown Prospectus, unless the context requires otherwise.
2.References to Conditions
Any reference herein to the "Conditions" is to the terms and conditions of the Instruments attached hereto, as completed or supplemented, amended and/or replaced by the Final Terms and any reference to a numbered "Condition" is to the correspondingly numbered provision thereof. Words and expressions defined in the Conditions shall have the same meanings when used in this Restricted Global Instrument Certificate.
3.Registered holder
OPTION 1 (WHERE THE CERTIFICATE IS NOT TO BE HELD UNDER THE NEW SAFEKEEPING STRUCTURE (NSS))
This is to certify that:
CEDE & CO.
is the person registered in the register maintained by the Registrar in relation to the Instruments (the "Register") as the duly registered holder (the "Holder") of an aggregate principal amount shown in the Register from time to time of restricted Instruments of the Series specified in the Final Terms or (if the Aggregate Principal Amount in respect of the Series specified in the Final Terms is different from the Aggregate Principal Amount in respect of the Tranche specified in the Final Terms) the Aggregate Principal Amount shown in the Register from time to time of restricted Instruments of the Tranche specified in the Final Terms.
OPTION 2 (WHERE THE CERTIFICATE IS TO BE HELD UNDER THE NEW SAFEKEEPING STRUCTURE (NSS))
This certifies that the person whose name is entered in the register maintained by the Registrar in relation to the Instruments (the "Register") is the duly registered holder (the "Holder") of the aggregate principal amount shown in the Register from time to time of restricted Instruments of the Series specified in the Final Terms or (if the Aggregate Principal Amount in respect of the Series specified in the Final Terms is different from the Aggregate Principal Amount in respect of the Tranche specified in the Final Terms) the aggregate principal amount shown in the Register from time to time of restricted Instruments of the Tranche specified in the Final Terms.
END OF OPTION]
4.Promise to pay
SEK, for value received, hereby promises to pay, in respect of each Instrument represented by this Restricted Global Instrument, in accordance with the Conditions to the Holder on such date or dates as the same may become payable in accordance with the Conditions, and to pay interest on such principal sum in arrear on the dates and at the rate specified in the Conditions, together with any additional amounts payable in

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accordance with the Conditions, all subject to and in accordance with the Conditions. The principal amount of this Restricted Global Instrument Certificate is such principal sum as is noted in the Register.
5.[Transfers in whole
Transfers of this Restricted Global Instrument Certificate shall be limited to transfers in whole, but not in part, to nominees of DTC or to a successor of DTC or to such successor's nominee.]18
6.Exchange for Restricted Individual Instrument Certificates
This Restricted Global Instrument Certificate will be exchanged in whole (but not in part) for duly authenticated and completed individual instrument certificates ("Restricted Individual Instrument Certificates") in substantially the form (subject to completion) set out in Schedule 7 (Form of Restricted Individual Instrument Certificate) to the Fiscal Agency Agreement:
(a)on the expiry of such period of notice as may be specified in the Final Terms; or
(b)at any time, if so specified in the Final Terms; or
(c)if the relevant Final Terms specifies "in the limited circumstances described in the Global Instrument Certificate", then:
(i)in the case of any Restricted Global Instrument Certificate held by or on behalf of DTC, if DTC notifies SEK that it is no longer willing or able to discharge properly its responsibilities as depositary with respect to this Restricted Global Instrument Certificate or DTC ceases to be a clearing agency (as defined in the United States Securities Exchange Act of 1934), or at any time DTC is no longer eligible to act as such, and SEK is (in the case of DTC ceasing to be a depositary) unable to locate a qualified successor within 90 days of receiving notice or becoming aware of such ineligibility on the part of DTC;
(ii)in the case of any Restricted Global Instrument Certificate held by or on behalf of Euroclear Bank SA/NV ("Euroclear") or Clearstream Banking S.A. ("Clearstream, Luxembourg") or any other relevant clearing system, if such clearing system is closed for business for a continuous period of 14 days (other than by reason of legal holidays) or announces an intention permanently to cease business; or
(iii)in any other case, if any of the circumstances described in Condition 11 (Events of Default) occurs.
Such exchange shall be effected in accordance with paragraph 8 (Delivery of Restricted Individual Instrument Certificates). SEK shall notify the Holder of the occurrence of any of the events specified in (a), (b) and (c) as soon as practicable thereafter.
18 To be included if Instrument is cleared through DTC.

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7.Failure to deliver Restricted Individual Instrument Certificates or to pay
If:
(a)Restricted Individual Instrument Certificates have not been issued and delivered by 6.00 p.m. (London time) on the thirtieth day after the date on which the same are due to be issued and delivered in accordance with paragraph 8 (Delivery of Restricted Individual Instrument Certificates) below; or
(b)any of the Instruments evidenced by this Restricted Global Instrument Certificate has become due and payable in accordance with the Conditions or the date for final redemption of this Restricted Global Instrument Certificate has occurred and, in either case, payment in full of the amount of principal falling due with all accrued interest thereon has not been made to the Holder on the due date for payment in accordance with the terms of this Restricted Global Instrument Certificate, then this Restricted Global Instrument Certificate (including the obligation to deliver Restricted Individual Instrument Certificates) will become void at 6.00 pm (London time) on such thirtieth day (in the case of paragraph (a) above) or at 6.00 pm (London time) on such due date (in the case of paragraph (b) above) and the Holder will have no further rights hereunder, but without prejudice to the rights which the Holder or others may have under the Deed of Covenant.
8.Delivery of Restricted Individual Instrument Certificates
Whenever this Restricted Global Instrument Certificate is to be exchanged for Restricted Individual Instrument Certificates, SEK shall procure that Restricted Individual Instrument Certificates will be issued in an aggregate principal amount equal to the principal amount of this Restricted Global Instrument Certificate against the surrender of this Restricted Global Instrument Certificate at the Specified Office (as defined in the Conditions) of the DTC Registrar within five business days of:
(a)the delivery to the DTC Registrar, by or on behalf of the Holder, DTC, Euroclear Bank SA/NV, as operator of Euroclear and/or Clearstream Luxembourg, of such information as is required to complete and deliver such Restricted Individual Instrument Certificates (including, without limitation, the names and addresses of the persons in whose names the Restricted Individual Instrument Certificates are to be registered and the principal amount of each such person's holding); and
(b)the delivery to the DTC Registrar of a certificate given by or on behalf of the holder of each beneficial interest in this Restricted Global Instrument Certificate stating either (i) that such holder is not transferring its interest at the time of such exchange or (ii) that the transfer or exchange of such interest has been made in compliance with the transfer restrictions applicable to the Instruments and that the person transferring such interest reasonably believes that the person acquiring such interest is a qualified institutional buyer (as defined in Rule 144A under the United States Securities Act of 1933, as amended (the "Securities Act")) and is obtaining such beneficial interest in a transaction meeting the requirements of Rule 144A.
Such exchange will be effected in accordance with the provisions of the Fiscal Agency Agreement and the regulations concerning the transfer and registration of

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Instruments scheduled thereto and, in particular, shall be effected without charge to any Holder, but against such indemnity as the DTC Registrar may require in respect of any tax or other duty of whatsoever nature which may be levied or imposed in connection with such exchange. In this paragraph, "business day" means a day on which commercial banks are open for business (including dealings in foreign currencies) in the city in which the DTC Registrar has its Specified Office.
9.Transfer and exchange for an interest in the Unrestricted Global Instrument Certificate
If a holder of a beneficial interest in the Instruments represented by this Restricted Global Instrument Certificate wishes at any time to transfer such beneficial interest to a person who wishes to take delivery thereof in the form of a beneficial interest in the unrestricted global instrument certificate issued in relation to the Instruments (the "Unrestricted Global Instrument Certificate"), such holder may transfer such beneficial interest in accordance with the rules and operating procedures of DTC, Euroclear and/or Clearstream, Luxembourg (as applicable) and the terms of this paragraph. Upon receipt by the DTC Registrar of:
(a)notification by DTC, Euroclear and/or Clearstream, Luxembourg (as applicable), or their respective custodians or depositaries, that the appropriate debit and credit entries have been made in the accounts of the relevant participants of DTC, Euroclear and/or Clearstream, Luxembourg (as the case may be); and
(b)a certificate in the form of Schedule 12 (Form of Transfer Certificate) to the Fiscal Agency Agreement given by the holder of such beneficial interest stating that the transfer or exchange of such interest has been made in compliance with the transfer restrictions applicable to the Instruments and that (i) such transfer or exchange has been made pursuant to and in accordance with Regulation S ("Regulation S") under the United States Securities Act of 1933 (the "Securities Act") or (ii) the Instruments are being exchanged or transferred pursuant to an exemption from registration provided by Rule 144 under the Securities Act,
SEK shall procure that (1) the DTC Registrar decreases the aggregate principal amount of this Restricted Global Instrument Certificate by the principal amount of Instruments the subject of such transfer and increases the aggregate principal amount of the Unrestricted Global Instrument Certificate by such principal amount and (2) appropriate entries are made in the records of the Registrar or DTC Custodian (as applicable) so as to reflect such decrease and increase.
10.Conditions apply
Save as otherwise provided herein, the Holder of this Restricted Global Instrument Certificate shall have the benefit of, and be subject to, the Conditions and, for the purposes of this Restricted Global Instrument Certificate, any reference in the Conditions to "Instrument Certificate" or "Instrument Certificates" shall, except where the context otherwise requires, be construed so as to include this Restricted Global Instrument Certificate.

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11.Payments and Payment Record Date
(a)In relation to payments made in respect of this Restricted Global Instrument Certificate, so long as this Restricted Global Instrument Certificate is held on behalf of DTC and/or any other relevant clearing system, the definition of "Business Day" in Condition 1.1 (Interpretation – Definitions) shall be amended so as to disapply paragraphs (A)(i)(b) and (A)(ii)(b) of that definition.
(b)Each payment made in respect of this Restricted Global Instrument Certificate will be made to the persons shown as the Holder in the Register at the close of business (in the relevant clearing system) on the Clearing System Business Day before the due date for such payment (the "Record Date") where "Clearing System Business Day" means a day on which each clearing system for which this Restricted Global Instrument Certificate is being held is open for business. Each payment so made will discharge SEK's obligations in respect of Instruments represented by this Restricted Global Instrument Certificate.
12.Exercise of Put Option
In order to exercise the option contained in Condition 10.5 (Redemption at the option of Holders) the holder of this Restricted Global Instrument Certificate must, within the period specified in the Conditions for the deposit of the relevant Instrument Certificate and put notice, give written notice of such exercise to the relevant Registrar specifying the principal amount of Instruments in respect of which such option is being exercised. Any such notice will be irrevocable and may not be withdrawn.
13.Exercise of Call Option
In connection with an exercise of the option contained in Condition 10.3 (Redemption at the option of SEK) in relation to some only of the Instruments, this Restricted Global Instrument Certificate may be redeemed in part in the principal amount specified by SEK in accordance with the Conditions and the Instruments to be redeemed will not be selected as provided in the Conditions but in accordance with the rules and procedures of the relevant clearing system (to be reflected in the records of the relevant clearing system as either a pool factor or a reduction in principal amount, at its discretion).
14.Interest
The calculation of any interest amount in respect of the Instruments represented by this Restricted Global Instrument Certificate will be calculated on the aggregate outstanding principal amount of the Instruments represented by this Restricted Global Instrument Certificate and not by reference to the Calculation Amount.
15.Notices
Notwithstanding Condition 19 (Notices), so long as this Restricted Global Instrument Certificate is held on behalf of DTC or any other clearing system (an "Alternative Clearing System"), notices to Holders of Instruments represented by this Restricted Global Instrument Certificate may be given by delivery of the relevant notice to DTC

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or (as the case may be) such Alternative Clearing System and such notices shall be deemed to have been given to the Holders in accordance with Condition 19 (Notices) on the date of delivery to DTC or (as the case may be) such Alternative Clearing System.
16.Legends
The statements set out in the legends above are an integral part of this Restricted Global Instrument Certificate and, by acceptance hereof, each Holder of this Restricted Global Instrument Certificate agrees to be subject to and bound by such legends.
17.Determination of entitlement
This Restricted Global Instrument Certificate is evidence of entitlement only and is not a document of title. Entitlements are determined by the Register and only the Holder is entitled to payment in respect of this Restricted Global Instrument Certificate.
18.Authentication
This Restricted Global Instrument Certificate shall not be valid for any purpose until it has been authenticated for and on behalf of [Deutsche Bank Trust Company Americas as DTC Registrar]/[Deutsche Bank Luxembourg S.A. as Registrar].
19.[Effectuation
This Restricted Global Instrument Certificate shall not be valid for any purpose until it has been effectuated for or on behalf of the entity appointed as common safekeeper by Euroclear or Clearstream, Luxembourg.]
20.Governing law
This Restricted Global Instrument Certificate and all non-contractual obligations arising out of or in connection with it are governed by English law.
AS WITNESS the signature of a duly authorised person on behalf of SEK.
AKTIEBOLAGET SVENSK EXPORTKREDIT (publ)

By:            By:    ……………………………………
[signature]                    [signature]
(duly authorised)                (duly authorised)

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ISSUED on [•] 20[•]

AUTHENTICATED for and on behalf of
DEUTSCHE BANK TRUST COMPANY AMERICAS
as DTC Registrar without recourse, warranty
or liability

By:
[signature]
(duly authorised)
[EFFECTUATION OPTION (INCLUDE WHERE CERTIFICATE IS TO BE HELD UNDER NEW SAFEKEEPING STRUCTURE (NSS))
[EFFECTUATED for and on behalf of
[COMMON SAFEKEEPER] as common safekeeper
without recourse, warranty or liability
By:    ...............................................
    [manual signature]
    (duly authorised)
END OF OPTION]

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THE SCHEDULE
The initial principal amount of this Global Instrument Certificate is [Currency] [•]. The following decreases/increases in the principal amount of this Global Instrument Certificate have been made:

Date of Decrease/increase	Decrease in principal Amount	Increase in principal amount	Total principal amount following such decrease/increase

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FORM OF TRANSFER
FOR VALUE RECEIVED [•], being the registered holder of this Restricted Global Instrument Certificate, hereby transfers to [•] [Currency] [•] in principal amount of [Currency] [Amount] [Title] (the "Instruments") of Aktiebolaget Svensk Exportkredit (publ) ("SEK") and irrevocably requests and authorises [Deutsche Bank Trust Company Americas in its capacity as DTC Registrar]/[Deutsche Bank Luxembourg S.A. in its capacity as Registrar] in relation to the Instruments (or any successor in its capacity as such) to effect the relevant transfer by means of appropriate entries in the register kept by it.
Dated:

By:
(duly authorised)
Instruments
The name of the person by or on whose behalf this form of transfer is signed must correspond with the name of the registered holder as it appears on the face of this Restricted Global Instrument Certificate.
A representative of such registered holder should state the capacity in which he signs, e.g. executor.
(i)    The signature of the person effecting a transfer shall conform to any list of duly authorised specimen signatures supplied by the registered holder or be certified by a recognised bank, notary public or in such other manner as the DTC Registrar may require.
(ii)    Any transfer of Instruments shall be in an amount equal to the minimum denomination as may be specified in the relevant [Final Terms/Pricing Supplement/Drawdown Prospectus] or an integral multiple thereof.

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[Terms and Conditions as set out in the Base Prospectus]
[At the foot of the Terms and Conditions:]

FISCAL AGENT Deutsche Bank AG, London Branch Debt & Agency Services 21 Moorfields London, EC2Y 9DB United Kingdom
DTC REGISTRAR and DTC PAYING AGENT Deutsche Bank Trust Company Americas 1 Columbus Circle, 4th Floor, Mailstop NYC01-0417 New York, NY 10019 U.S.A	REGISTRAR Deutsche Bank Luxembourg S.A. 2 Boulevard Konrad Adenauer L-1115 Luxembourg
TRANSFER AGENT
Deutsche Bank Trust Company Americas
1 Columbus Circle, 4th Floor, Mailstop
NYC01-0417
New York, NY 10019 U.S.A

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[Attached to each Restricted Global Instrument Certificate:]
[Final Terms/Pricing Supplement/Drawdown Prospectus]

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Schedule 7
FORM OF RESTRICTED INDIVIDUAL INSTRUMENT CERTIFICATE

Series Number: [•]	ISIN: [•]
Tranche Number: [•]	Common Code: [•]
Serial Number:[•]	CUSIP Number: [•]
THE INSTRUMENTS REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY SECURITIES LAW OF ANY STATE OF THE UNITED STATES. THE HOLDER HEREOF, BY PURCHASING THE INSTRUMENTS REPRESENTED HEREBY, AGREES FOR THE BENEFIT OF THE ISSUER THAT THE INSTRUMENTS REPRESENTED HEREBY MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (1) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A PURCHASING FOR ITS OWN ACCOUNT OR A PERSON PURCHASING FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (2) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR 904 OF REGULATION S UNDER THE SECURITIES ACT, (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (4) TO THE ISSUER, OR ITS AFFILIATES.
EACH PURCHASER OR HOLDER OF ANY INTEREST IN THE INSTRUMENTS WILL BE DEEMED TO HAVE REPRESENTED AND AGREED THAT EITHER: (I) IT IS NOT (AND IS NOT DEEMED FOR PURPOSES OF TITLE I OF ERISA OR SECTION 4975 OF THE CODE TO BE) AND FOR SO LONG AS IT HOLDS ANY INTEREST IN THE INSTRUMENTS WILL NOT BE (OR BE DEEMED FOR SUCH PURPOSES TO BE) (A) AN "EMPLOYEE BENEFIT PLAN" WITHIN THE MEANING OF SECTION 3(3) OF THE U.S. EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THAT IS SUBJECT TO TITLE I OF ERISA, (B) A "PLAN" WITHIN THE MEANING OF AND SUBJECT TO SECTION 4975 OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), (C) A PERSON OR ENTITY WHOSE UNDERLYING ASSETS ARE DEEMED TO INCLUDE ASSETS OF ANY SUCH EMPLOYEE BENEFIT PLAN OR PLAN DESCRIBED IN (A) OR (B) BY REASON OF THE U.S. DEPARTMENT OF LABOR REGULATION AT 29 C.F.R. § 2510.3-101, AS MODIFIED BY SECTION 3(42) OF ERISA, OR OTHERWISE FOR PURPOSE OF TITLE I OF ERISA OR SECTION 4975 OF THE CODE (EACH OF (A)-(C), A "BENEFIT PLAN INVESTOR") OR (D) A "GOVERNMENTAL PLAN" WITHIN THE MEANING OF SECTION 3(32) OF ERISA, A "CHURCH PLAN" WITHIN THE MEANING OF SECTION 3(33) OF ERISA THAT HAS MADE NO ELECTION UNDER SECTION 410(d) OF THE CODE OR A NON-U.S. PLAN" DESCRIBED IN SECTION 4(b)(4) OF ERISA THAT IS SUBJECT TO ANY U.S. FEDERAL, STATE, LOCAL OR NON-U.S. LAW OR REGULATION THAT IS SUBSTANTIALLY SIMILAR TO THE FIDUCIARY RESPONSIBILITY AND PROHIBITED TRANSACTION PROVISIONS OF TITLE I OF ERISA OR SECTION 4975 OF THE CODE (ANY SUCH LAW OR REGULATION, A "SIMILAR LAW"); OR (II) PROVIDED THAT THE INSTRUMENT IN QUESTION WILL BE TREATED AS INDEBTEDNESS WITHOUT SUBSTANTIAL EQUITY CHARACTERISTICS FOR PURPOSE OF TITLE I OF ERISA OR SECTION 4975 OF THE CODE, THE PURCHASE AND HOLDING OF ANY INTEREST IN THE INSTRUMENTS DOES NOT AND WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION OF ANY APPLICABLE SIMILAR LAW.

MOREOVER, EACH PURCHASER OR HOLDER OF ANY INTEREST IN THE INSTRUMENTS THAT IS A BENEFIT PLAN INVESTOR WILL BE DEEMED TO HAVE REPRESENTED AND AGREED BY ITS PURCHASE OR HOLDING OF ANY INTEREST IN THE INSTRUMENTS THAT: (I) NONE OF THE ISSUER, THE ARRANGER, THE DEALERS, THE PAYING AGENTS, THE REGISTRARS, THE TRANSFER AGENTS OR THEIR RESPECTIVE AFFILIATES (EACH, A "TRANSACTION PARTY") HAS PROVIDED ANY INVESTMENT RECOMMENDATION OR INVESTMENT ADVICE TO THE

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BENEFIT PLAN INVESTOR, OR ANY FIDUCIARY OR OTHER PERSON INVESTING ON BEHALF OF THE BENEFIT PLAN INVESTOR OR WHO OTHERWISE HAS DISCRETION OR AUTHORITY OVER THE INVESTMENT AND MANAGEMENT OF "PLAN ASSETS" (A "PLAN FIDUCIARY"); (II) THE TRANSACTION PARTIES ARE NOT ACTING AS A "FIDUCIARY" WITHIN THE MEANING OF SECTION 3(21) OF ERISA OR SECTION 4975(e)(3) OF THE CODE TO THE BENEFIT PLAN INVESTOR OR PLAN FIDUCIARY IN CONNECTION WITH THE BENEFIT PLAN INVESTOR'S ACQUISITION OF ANY INTEREST IN THE INSTRUMENTS; AND (III) THE PLAN FIDUCIARY IS EXERCISING ITS OWN INDEPENDENT JUDGMENT IN EVALUATING THE TRANSACTION. ANY PURPORTED PURCHASE OR TRANSFER OF AN INSTRUMENT THAT DOES NOT COMPLY WITH THE FOREGOING SHALL BE NULL AND VOID AB INITIO.

AKTIEBOLAGET SVENSK EXPORTKREDIT (publ)
(Swedish Export Credit Corporation)
(Incorporated in the Kingdom of Sweden with limited liability)
Unlimited Programme for the Continuous Issuance of Debt Instrument
[Currency] [Amount]
[Title]
(the "Instruments")
This Instrument Certificate is issued in respect of an issue of the instruments (the "Instruments") of Aktiebolaget Svensk Exportkredit (publ) ("SEK") described in the [final terms (the "Final Terms")/Pricing Supplement (the "Pricing Supplement")/Drawdown Prospectus (the "Drawdown Prospectus")] dated [•] a copy of which is annexed hereto. The Instruments are constituted by a deed of covenant dated 2 April 2025 and are the subject of a fiscal agency agreement dated 2 April 2025, (as amended or supplemented from time to time, the "Fiscal Agency Agreement") and made between SEK, Deutsche Bank Trust Company Americas as DTC Registrar (the "DTC Registrar", which expression includes any successor DTC Registrar appointed from time to time in connection with the Instrument), Deutsche Bank Luxembourg S.A. as transfer agent, Deutsche Bank AG, London Branch as fiscal agent and the other paying agents named therein.
Any reference herein to the "Conditions" is to the terms and conditions of the Instruments endorsed hereon, as supplemented, amended and/or replaced by the [Final Terms/Pricing Supplement/Drawdown Prospectus] and any reference to a numbered "Condition" is to the correspondingly numbered provision thereof. Words and expressions defined in the Conditions shall have the same meanings when used in this Restricted Individual Instrument Certificate
This is to certify that:

of

is the person registered in the register maintained by the DTC Registrar in relation to the Instruments (the "Register") as the duly registered holder or, if more than one person is so registered, the first-named of such persons (the "Holder") of:

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[Currency]
(    [Currency in words])
in aggregate principal amount of the Instruments.
SEK, for value received, hereby promises to repay the Instruments in accordance with the Conditions to the Holder on such date or dates as the same may become payable in accordance with the Conditions, and to pay interest on such principal sum in arrear on the dates and at the rate specified in the Conditions, together with any additional amounts payable in accordance with the Conditions, all subject to and in accordance with the Conditions.
The statements set out in the legend above are an integral part of this Instrument Certificate and, by acceptance hereof, each Holder of this Instrument Certificate agrees to be subject to and bound by such legends.
This Instrument Certificate is evidence of entitlement only and is not a document of title. Entitlements are determined by the Register and only the Holder is entitled to payment in respect of this Instrument Certificate.
This Instrument Certificate shall not be valid for any purpose until it has been authenticated for and on behalf of Deutsche Bank Trust Company Americas as DTC Registrar.
AS WITNESS the signature of a duly authorised person on behalf of SEK.

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AKTIEBOLAGET SVENSK EXPORTKREDIT (publ)

By:            By:    ……………………………………….
[signature]                    [signature]
(duly authorised)                (duly authorised)
ISSUED on [•] 20[•]
AUTHENTICATED for and on behalf of
DEUTSCHE BANK TRUST COMPANY AMERICAS
as DTC Registrar without recourse, warranty
or liability

By:
[signature]
(duly authorised)

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FORM OF TRANSFER
FOR VALUE RECEIVED [•], being the registered holder of this Instrument Certificate, hereby transfers to [•] of [•] [Currency] in principal amount of [Currency] [Amount] [Title] (the "Instruments") of Aktiebolaget Svensk Exportkredit (publ) ("SEK") and irrevocably requests and authorises Deutsche Bank Trust Company Americas in its capacity as DTC Registrar in relation to the Instruments (or any successor to Deutsche Bank Trust Company Americas in its capacity as such) to effect the relevant transfer by means of appropriate entries in the register kept by it.
We, as transferor of the Instruments represented by this Instrument Certificate, hereby certify that such Instruments are being transferred in accordance with the transfer restrictions set forth in the Base Prospectus relating to the Instruments dated [date] and in accordance with the terms of any legend on this Instrument Certificate and that we are transferring such Instruments:

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1.
to a person whom we reasonably believe is purchasing for its own account or accounts as to which it exercises sole investment discretion; such person and each such account is a qualified institutional buyer (as defined in Rule 144A under the United States Securities Act of 1933, as amended (the "Securities Act")); the purchaser is aware that the sale to it is being made in reliance upon Rule 144A and such transaction meets the requirements of Rule 144A and is in accordance with any applicable securities laws of any state of the United States or any other jurisdiction; or

2.	to SEK or any of its affiliates; or
3.	in accordance with Regulation S under the Securities Act, and, accordingly, we hereby certify that:
(a) the offer of the Instruments was not made to a person in the United States;
(b) at the time the buy order was originated, the buyer was outside the United States or we or any person acting on our behalf reasonably believed that the buyer was outside the United States; or

(c)    the transaction was executed in, on or through the facilities of a designated offshore securities market and neither we nor any person acting on our behalf know that the transaction was prearranged with a buyer in the United States;

(d) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or 904(b) of Regulation S under the Securities Act, as applicable;
(e) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act; and

(f)    with regard to transfers occurring within the period prior to and including the fortieth day after the issue date of the Instruments, the Instruments to which this form of transfer relates shall be held through either Euroclear Bank S.A./N.V. or Clearstream Banking S.A.; or

4.	Pursuant to an exemption from registration provided by Rule 144 under the Securities Act, if available.
If none of the foregoing boxes is ticked, the Registrar shall not be obliged to register the transfer of the Instruments.

Dated:

By:
(duly authorised)

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Instruments
The name of the person by or on whose behalf this form of transfer is signed must correspond with the name of the registered holder as it appears on the face of this Instrument Certificate.
(i)A representative of such registered holder should state the capacity in which he signs, e.g. executor.
(ii)The signature of the person effecting a transfer shall conform to any list of duly authorised specimen signatures supplied by the registered holder or be certified by a recognised bank, notary public or in such other manner as the DTC Registrar may require.
(iii)Any transfer of Instruments shall be in an amount equal to the minimum denomination as may be specified in the relevant [Final Terms/Pricing Supplement/Drawdown Prospectus] dated [•] or an integral multiple thereof.

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[Attached to each Instrument Certificate:]
[Final Terms/Pricing Supplement/Drawdown Prospectus]
[Terms and Conditions as set out in the Base Prospectus]
[At the foot of the Terms and Conditions:]

FISCAL AGENT	DTC REGISTRAR AND
DTC PAYING AGENT
Deutsche Bank AG, London Branch	Deutsche Bank Trust Company Americas
Debt & Agency Services	1 Columbus Circle, 4th Floor
21 Moorfields	Mailstop NYC01-0417
London, EC2Y 9DB	New York, NY 10019 U.S.A
United Kingdom
TRANSFER AGENT
Deutsche Bank Trust Company Americas
1 Columbus Circle, 4th Floor, Mailstop
NYC01-0417
New York, NY 10019 U.S.A

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Schedule 8
PROVISIONS FOR MEETINGS OF HOLDERS OF INSTRUMENTS
1.
(A)    As used in this Schedule, the following expressions shall have the following meanings unless the context otherwise requires:
(1)    "voting certificate" shall mean a certificate in the English language issued by any Paying Agent or, as the case may be, any Registrar and dated, in which it is stated:
(a)    that on the date thereof Bearer Instruments or Scandinavian Instruments of any Series (not being Bearer Instruments or Scandinavian Instruments in respect of which a block voting instruction has been issued and is outstanding in respect of the meeting specified in such voting certificate or any adjournment thereof) bearing specified serial numbers have been deposited to the order of such Paying Agent and that no such Bearer Instruments or Scandinavian Instruments will be released until the first to occur of:
(i)    the conclusion of the meeting specified in such certificate or any adjournment thereof; and
(ii)    the surrender of the certificate to such Paying Agent; or
(b)    that on the date thereof Registered Instruments of any Series (not being Registered Instruments in respect of which a block voting instruction has been issued and is outstanding in respect of the meeting specified in such voting certificate or any adjournment thereof) are registered in the books and records maintained by the relevant Registrar in the names of specified registered holders; and
(c)    that the bearer thereof is entitled to attend and vote at such meeting or any adjournment thereof in respect of the Instruments represented by such certificate;
(2)    "block voting instruction" shall mean a document in the English language issued by any Paying Agent or, as the case may be, any Registrar and dated, in which:
(a)    it is certified that Bearer Instruments or Scandinavian Instruments of any Series (not being Bearer Instruments or Scandinavian Instruments in respect of which a voting certificate has been issued and is outstanding in respect of the meeting specified in such block voting instruction or any adjournment thereof) have been deposited to the order of such Paying Agent and that no such Bearer Instruments or

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Scandinavian Instruments will be released until the first to occur of:
(i)    the conclusion of the meeting specified in such document or any adjournment thereof; and
(ii)    the surrender, not less than 48 hours before the time for which such meeting or adjournment thereof is convened, of the receipt for each such deposited Bearer Instrument which has been deposited to the order of such Paying Agent, coupled with notice thereof being given by such Paying Agent to SEK;
(b)    it is certified that Registered Instruments of any Series (not being Registered Instruments in respect of which a voting certificate has been issued and is outstanding in respect of the meeting specified in such block voting instruction and any adjournment thereof) are registered in the books and records maintained by the relevant Registrar in the names of specified registered holders;
(c)    it is certified that each depositor of such Instruments or registered holder thereof or a duly authorised agent on his or its behalf has instructed the Paying Agent or, as the case may be, the relevant Registrar that the vote(s) attributable to his or its Instruments so deposited or registered should be cast in a particular way in relation to the resolution or resolutions to be put to such meeting or any adjournment thereof and that all such instructions are, during the period of 48 hours prior to the time for which such meeting or adjourned meeting is convened, neither revocable nor subject to amendment but without prejudice, in the case of Registered Instruments, to the provisions of paragraph (B) below;
(d)    the total number and the serial numbers and tranche numbers of the Instruments so deposited or registered are listed, distinguishing with regard to each such resolution between those in respect of which instructions have been given as aforesaid that the votes attributable thereto should be cast in favour of the resolution and those in respect of which instructions have been so given that the votes attributable thereto should be cast against the resolution; and
(e)    any person named in such document (hereinafter called a "proxy") is authorised and instructed by the Paying Agent or, as the case may be, the relevant Registrar to cast the votes attributable to the Instruments so listed in accordance with the instructions referred to in (c) and (d) above as set out in such document; and

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(3)    "Written Resolution" shall mean a resolution in writing signed by or on behalf of holders of Instruments of at least 75 per cent. in aggregate principal amount of the outstanding Instruments who for the time being are entitled to receive notice of a meeting in accordance with the provisions of this Schedule, whether contained in one document or several documents in the same form, each signed by or on behalf of one or more such holders of Instruments.
(B)    A registered holder of a Registered Instrument may by an instrument in writing in the form for the time being available from the specified office of the relevant Registrar in the English language (hereinafter called a "form of proxy") signed by the holder or, in the case of a corporation, executed under its common seal or signed on its behalf by its duly appointed attorney or a duly authorised officer of the corporation, and delivered to the specified office of the relevant Registrar not later than 48 hours before the time fixed for any meeting appoint any person (hereinafter also called a "proxy") to attend and act on his or its behalf in connection with any meeting or proposed meeting of the holders of Instruments.
(C)    Voting certificates, block voting instructions and forms of proxy shall be valid for so long as the relevant Instruments shall not be released or, in the case of Registered Instruments, shall be duly registered in the name(s) of the registered holder(s) certified in the relevant voting certificate or block voting instruction or, in the case of a form of proxy, in the name of the appointor but not otherwise and notwithstanding any other provision of this Schedule and during the validity thereof the holder of any such voting certificate or (as the case may be) the proxy shall, for all purposes in connection with any meeting of holders of Instruments, be deemed to be the holder of the Instruments of the relevant Series to which such voting certificate, block voting instructions or form of proxy relates and, in the case of Bearer Instruments, the Paying Agent to the order of whom such Instruments have been deposited shall nevertheless be deemed for such purposes not to be the holder of those Instruments.
2.SEK at any time may, and upon a request in writing at the time by holders of Instruments holding not less than one-tenth of the principal amount of the Instruments of any particular Series for the time being outstanding shall, convene a meeting of the holders of Instruments of such Series. Whenever SEK is about to convene any such meeting it shall forthwith give notice in writing to the Fiscal Agent (or in relation to Scandinavian Instruments, the ESw, EFi or VP, as the case may be,) or in the case of Registered Instruments, the relevant Registrar of the day, time and place thereof and of the nature of the business to be transacted thereat. Every such meeting shall be held at such time and place as the Fiscal Agent (or in relation to Scandinavian Instruments, the Paying Agent) or in the case of Registered Instruments, the relevant Registrar may approve.
3.At least twenty-one days' notice (exclusive of the day on which the notice is given and of the day on which the meeting is held) specifying the day, time and place of meeting shall be given to the holders of the Instruments of the relevant Series. A copy of the notice shall be given to SEK unless the meeting shall be convened by SEK and a copy shall be given to the Fiscal Agent (or in relation to Scandinavian Instruments, ESw, EFi or VP, as the case may be) and, in the case of Registered Instruments, the relevant Registrar. Such notice shall be given in the manner herein before provided and shall

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specify the terms of the resolutions to be proposed and shall include, inter alia, statements to the effect:
(a)that Bearer Instruments or Scandinavian Instruments of the relevant Series may be deposited with (or to the order of) any Paying Agent for the purpose of obtaining voting certificates or appointing proxies until 48 hours before the time fixed for the meeting but not thereafter; or
(b)that registered holders of Registered Instruments may obtain voting certificates or appoint proxies until 48 hours before the time fixed for the meeting but not thereafter.
4.A person (who may, but need not, be the holder of an Instrument) nominated in writing by SEK shall be entitled to take the chair at every meeting but if no such nomination is made or if at any meeting the person nominated shall not be present within fifteen minutes after the time appointed for the holding of such meeting the holders of Instruments present shall choose one of their number to be chairman. The chairman of an adjourned meeting need not be the same person as was chairman of the original meeting.
5.At any such meeting any one or more persons present in person (not being SEK or any nominee thereof) holding Instruments of the relevant Series or voting certificates or being proxies and being or representing in the aggregate a clear majority in principal amount of the Instruments of the relevant Series for the time being outstanding shall form a quorum for the transaction of business and no business (other than the choosing of a chairman) shall be transacted at any meeting unless the requisite quorum be present at the commencement of business.
6.If within half an hour from the time appointed for any such meeting a quorum is not present the meeting shall, if convened upon the requisition of holders of Instruments, be dissolved. In any other case it shall stand adjourned for such period, not being less than fourteen days nor more than forty-two days, as may be decided by the chairman. At such adjourned meeting one or more persons present in person (not being SEK or any nominee thereof) holding Instruments of the relevant Series or voting certificates or being proxies (whatever the principal amount of the Instruments of the relevant Series so held or represented by them) shall form a quorum and shall have the power to pass any resolution and to decide upon all matters which could properly have been dealt with at the meeting from which the adjournment took place had a quorum been present at such meeting. Provided that the quorum at any adjourned meeting at which is to be proposed an Extraordinary Resolution for the purpose of effecting any of the modifications specified in the Proviso to paragraph 18 hereof shall be one or more persons present (not being SEK or any nominee thereof) holding Instruments of the relevant Series or voting certificates or being proxies and holding or representing in the aggregate at least one quarter in principal amount of the Instruments of the relevant Series for the time being outstanding.
7.The chairman may with the consent of (and shall if directed by) any meeting adjourn the same from time to time and from place to place but no business shall be transacted at any adjourned meeting except business which might lawfully have been transacted at the meeting from which the adjournment took place.
8.At least ten days' notice of any meeting adjourned through want of a quorum shall be given in the same manner as an original meeting and such notice shall state the quorum required at such adjourned meeting. Subject as aforesaid, it shall not be necessary to give any notice of an adjourned meeting.
9.Every question submitted to a meeting shall be decided in the first instance by a show of hands and in case of equality of votes the chairman shall both on a show of hands

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and on a poll have a casting vote in addition to the vote or votes (if any) to which he may be entitled as a holder of an Instrument.
10.At any meeting, unless a poll is (before or on the declaration of the result of the show of hands) demanded by the chairman or SEK or by one or more persons holding one or more Instruments of the relevant Series or voting certificates or being proxies and holding or representing in the aggregate not less than one-fiftieth part of the principal amount of the Instruments of the relevant Series for the time being outstanding, a declaration by the chairman that a resolution has been carried or carried by a particular majority or lost or not carried by any particular majority shall be conclusive evidence of the fact without proof of the number or proportion of the votes recorded in favour of or against such resolution.
11.If at any meeting a poll is so demanded, it shall be taken in such manner and (subject as hereinafter provided) either at once or after such an adjournment as the chairman directs and the result of such poll shall be deemed to be the resolution of the meeting at which the poll was demanded as at the date of the taking of the poll. The demand for a poll shall not prevent the continuance of the meeting for the transaction of any business other than the question on which the poll has been demanded.
12.Any poll demanded at any meeting on the election of a chairman or on any question of adjournment shall be taken at the meeting without adjournment.
13.The Fiscal Agent (or in the case of Scandinavian Instruments, ESw, EFi or VP, as the case may be), SEK and, in the case of Registered Instruments, the Registrar (through their respective representatives) and their respective financial and legal advisers shall be entitled to attend and speak at any meeting of the holders of Instruments. Save as aforesaid no person shall be entitled to attend or vote at any meeting of the holders of Instruments or to join with others in requesting the convening of such a meeting unless he is the holder of a voting certificate or is a proxy.
14.Subject as provided in paragraph 9 above at any such meeting (a) on a show of hands every person who is present (being an individual) in person or (being a corporation) by a duly authorised representative and (i) who is a holder of Instruments, and in the case of Bearer Instruments or Scandinavian Instruments, produces such Instruments or (ii) who produces a voting certificate or (iii) is a proxy shall have one vote and (b) on a poll every person who is so present shall have one vote in respect of each minimum unit of the currency in which the Instruments for a relevant Series are denominated in respect of the principal amount of Instruments of the relevant Series so produced or represented by the voting certificate so produced or in respect of which he is a proxy. Without prejudice to the obligations of the proxies named in any block voting instruction or form of proxy, any person entitled to more than one vote need not use all his votes or cast all the votes to which he is entitled in the same way.
15.A proxy named in any block voting instruction or form of proxy need not be a holder of an Instrument.
16.Each block voting instruction and each form of proxy, together (if so required by SEK) with proof satisfactory to SEK of its due execution, shall be deposited at such place as SEK shall reasonably designate not less than 24 hours before the time appointed for holding the meeting or adjourned meeting at which the proxy named in the block voting instruction or form of proxy proposes to vote and in default the block voting instruction or form of proxy shall not be treated as valid unless the chairman of the meeting decides otherwise before such meeting or adjourned meeting proceeds to business. A notarially certified copy of each such block voting instruction and form of proxy and satisfactory proof as aforesaid (if applicable) shall if required by SEK be produced by the proxy at the meeting or adjourned meeting but SEK shall not thereby

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be obliged to investigate or be concerned with the validity of, or the authority of the proxy named in, any such block voting instruction or form of proxy.
17.Without prejudice to paragraph 1(B), any vote given in accordance with the terms of a block voting instruction or form of proxy shall be valid notwithstanding the previous revocation or amendment of the block voting instruction or form of proxy or of any of the Instrument holders' instructions pursuant to which it was executed, provided that no intimation in writing of such revocation or amendment has been received by SEK from the Fiscal Agent (or in the case of Scandinavian Instruments, the Paying Agent), the relevant Registrar or by the chairman of the meeting, in each case not less than 24 hours before the commencement of the meeting or adjourned meeting at which the block voting instruction or form of proxy is used.
18.A meeting of the holders of Instruments shall, in respect of the Instruments of the relevant Series and subject to the provisions contained in the Conditions, in addition to the powers hereinbefore given, but without prejudice to any powers conferred on other persons by these presents, have the following powers exercisable by Extraordinary Resolution namely:
(a)power to sanction any proposal by SEK for any modification, abrogation, variation or compromise of, or arrangement in respect of, the rights of the holders of Instruments and/or the Couponholders in respect of the Instruments of the relevant Series, against SEK, whether such rights shall arise under the Instruments of that Series or otherwise;
(b)power to sanction the exchange or substitution for the Instruments of the relevant Series of, or the conversion of those Instruments into, other obligations or securities of SEK or any other body corporate formed or to be formed;
(c)power to assent to any modification of the provisions contained in the Instruments or the Coupons of the relevant Series, the Conditions thereof, this Schedule or the Fiscal Agency Agreement or the Deed of Covenant which shall be proposed by SEK;
(d)power to waive or authorise any breach or proposed breach by SEK of its obligations under the Conditions applicable to the Instruments of the relevant Series or any act or omission which might otherwise constitute an event of default under the Conditions applicable to the Instruments of the relevant Series;
(e)power to authorise the Fiscal Agent (or in the case of Scandinavian Instruments, the Paying Agent), the relevant Registrar or any other person to concur in and execute and do all such documents, acts and things as may be necessary to carry out and give effect to any Extraordinary Resolution;
(f)power to give any authority, direction or sanction which under the Conditions applicable to the Instruments of the relevant Series is required to be given by Extraordinary Resolution; and
(g)power to appoint any persons (whether holders of Instruments or not) as a committee or committees to represent the interests of the holders of Instruments in respect of the Instruments of the relevant Series and to confer upon such committee or committees any powers or discretions which such holders of Instruments could themselves exercise by Extraordinary Resolution.
Provided that the special quorum provisions contained in the proviso to paragraph 6 shall apply in relation to any Extraordinary Resolution for the purpose of making

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modification of the provisions contained in the Instruments or the Coupons of any Series or the Conditions applicable thereto which:
(i)    varies the dates of maturity or any date of redemption of any of the Instruments of the relevant Series or any date for payment of interest in respect thereof; or
(ii)    reduces or cancels the principal amount of the Instruments of the relevant Series, varies any provision regarding the calculation of the rate of interest payable thereon or varies the rate of discount or rate of amortisation applicable thereto (other than any change arising from the discontinuation of any interest rate benchmark used to determine the amount of any payment in respect of the Instruments); or
(iii)    modifies the provisions contained in this Schedule concerning the quorum required at any meeting of holders of Instruments in respect of the Instruments of the relevant Series or any adjournment thereof or concerning the majority required to pass an Extraordinary Resolution; or
(iv)    varies the currency in which any payment (or other obligation) in respect of the Instruments of the relevant Series is to be made; or
(v)    amends this proviso in any manner.
19.For so long as the Instruments are in the form of Global Instruments held on behalf of, or Unrestricted Global Instrument Certificates or Global Instrument Certificates, registered in the name of, one or more of Euroclear, Clearstream, Luxembourg, DTC, or any other relevant clearing system (the "relevant clearing system"), then, in respect of any resolution proposed by SEK:
19.1where the terms of the resolution proposed by SEK have been notified to the Holders through the relevant clearing system(s) as provided in sub-paragraphs (a) and/or (b) below, SEK shall be entitled to rely upon approval of such resolution given by way of electronic consents communicated through the electronic communications systems of the relevant clearing system(s) to the Fiscal Agent in accordance with their operating rules and procedures by or on behalf of the holders of not less than 75 per cent. in principal amount of the Instruments outstanding (the "Required Proportion") ("Electronic Consent") by close of business on the date of the blocking of their accounts in the relevant clearing systems(s) (the "Consent Date"). Any resolution passed in such manner shall for all purposes (including matters that would otherwise require an Extraordinary Resolution to be passed at a meeting for which a special quorum was satisfied) be binding on all Holders, even if the relevant consent or instruction proves to be defective. Neither the Fiscal Agent nor SEK shall not be liable or responsible to anyone for such reliance.
(a)When a proposal for a resolution to be passed as an Electronic Consent has been made, at least 10 days’ notice (exclusive of the day on which the notice is given and of the day on which affirmative consents will be counted) shall be given to the Holders through the relevant clearing system(s). The notice shall specify, in sufficient detail to enable Holders to give their consents in relation to the proposed resolution, the method by which their consents may be given (including, where applicable, the Consent Date by which they must be received in order for such consents to be validly given, in each case subject to

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and in accordance with the operating rules and procedures of the relevant clearing system(s).
(b)If, on the Consent Date on which the consents in respect of an Electronic Consent are first counted, such consents do not represent the Required Proportion, the resolution shall, if SEK so determines, be deemed to be defeated. Such determination shall be notified in writing to the other parties to this Agreement. Alternatively, SEK may give a further notice to Holders that the resolution will be proposed again on such date and for such period as shall be agreed with the Fiscal Agent. Such notice must inform Holders that insufficient consents were received in relation to the original resolution and the information specified in sub-paragraph (i) above. For the purpose of such further notice, references to "Consent Date" shall be construed accordingly.
For the avoidance of doubt, an Electronic Consent may only be used in relation to a resolution proposed by SEK which is not then the subject of a meeting that has been validly convened in accordance with paragraph 2 above, unless that meeting is or shall be cancelled or dissolved; and
19.2where Electronic Consent is not being sought, SEK shall be entitled to rely on consent or instructions given in writing directly to SEK and/or the Fiscal Agent, as the case may be, (a) by accountholders in the relevant clearing system(s) with entitlements to such Global Instrument, Unrestricted Global Instrument Certificates or Global Instrument Certificate, as the case may be, and/or, (b) where the accountholders hold any such entitlement on behalf of another person, on written consent from or written instruction by the person identified by that accountholder as the person for whom such entitlement is held. For the purpose of establishing the entitlement to give any such consent or instruction, SEK and the Fiscal Agent shall be entitled to rely on any certificate or other document issued by, in the case of (a) above, the relevant clearing system and, in the case of (b) above, the relevant clearing system and the accountholder identified by the relevant clearing system for the purposes of (b) above. Any resolution passed in such manner shall for all purposes (including matters that would otherwise require an Extraordinary Resolution to be passed at a meeting for which a special quorum was satisfied) be binding on all Holders, even if the relevant consent or instruction proves to be defective. Any such certificate or other document shall, in the absence of manifest error, be conclusive and binding for all purposes. Any such certificate or other document may comprise any form of statement or print out of electronic records provided by the relevant clearing system (including Euroclear’s EUCLID or EasyWay or Clearstream, Luxembourg’s CreationOnline or Xact Web Portal system) in accordance with its usual procedures and in which the accountholder of a particular principal amount of the Instruments is clearly identified together with the amount of such holding. Neither SEK nor the Fiscal Agent shall be liable to any person by reason of having accepted as valid or not having rejected any certificate or other document to such effect purporting to be issued by any such person and subsequently found to be forged or not authentic.
20.An Extraordinary Resolution passed at a meeting of the holders of Instruments in respect of the Instruments of the relevant Series duly convened and held in accordance with these presents shall be binding upon all the holders of Instruments of the relevant Series, whether present or not present at such meeting, and upon all the Couponholders in respect of Instruments of the relevant Series and each of the holders of Instruments and Couponholders shall, in respect of the Instruments of that Series, be bound to give effect thereto accordingly. The passing of any such resolution shall be conclusive evidence that the circumstances of such resolution justify the passing thereof.

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21.The expression "Extraordinary Resolution" when used in these presents means a resolution passed at a meeting of the holders of Instruments in respect of the Instruments of the relevant Series duly convened and held in accordance with the provisions contained herein by a majority consisting of not less than three-fourths of the votes cast thereon.
22.Minutes of all resolutions and proceedings at every such meeting as aforesaid shall be made and duly entered in books to be from time to time provided for that purpose by SEK and any such minutes as aforesaid, if purporting to be signed by the chairman of the meeting at which such resolutions were passed or proceedings transacted or by the chairman of the next succeeding meeting of the holders of Instruments in respect of the Instruments of the relevant Series, shall be conclusive evidence of the matters therein contained and until the contrary is proved every such meeting in respect of the proceedings of which minutes have been made and signed as aforesaid shall be deemed to have been duly convened and held and all resolutions passed or proceedings transacted thereat to have been duly passed and transacted.
23.So long as the relevant Instruments are represented by a global instrument, for the purposes of this Schedule the holder of the global instrument shall be deemed to be two persons holding or representing such principal amount of Instruments.
24.Any Instruments which have been purchased or are held by (or on behalf of) SEK but which have not been cancelled shall, unless or until resold, be deemed not to be outstanding for the purposes of this Schedule.
25.A Written Resolution or Electronic Consent shall take effect as if it were an Extraordinary Resolution and shall be binding upon all Holders, including those that did not participate in the process for obtaining the Written Resolution or Electronic Consent and Holders that voted in a manner contrary to the majority.
26.Subject to all other provisions contained in this Schedule 10 (Provisions for Meetings of Holders of Instruments), regulations may be prescribed by SEK without the consent of holders of Instruments to facilitate the holding of meetings of holders of Instruments and attendance and voting at them. Such regulations may, with the consent of the Fiscal Agent, provide for the holding of "virtual meetings", being any meeting held by any form of telephony or electronic platform or facility and which includes, without limitation, telephone and video conference call and application technology systems.
27.A meeting that has been validly convened in accordance with paragraph 2 above, may be cancelled by the person who convened such meeting by giving at least 2 business days' notice (exclusive of the day on which the notice is given or deemed to be given and of the day of the meeting) to the holders of Instruments. Any meeting cancelled in ccordance with this paragraph 27 shall be deemed not to have been convened.

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Schedule 9
REGULATIONS CONCERNING TRANSFERS OF REGISTERED INSTRUMENTS
1.The Registered Instruments are in the denomination(s) specified in the Final Terms, Pricing Supplement or Drawdown Prospectus, as the case may be ("Specified Denomination(s)").
2.The Registered Instruments are transferable in such amounts and such integral multiples of the currency of denomination as may be specified in the relevant Final Terms, Pricing Supplement or Drawdown Prospectus, as the case may be, by execution of the form of transfer under the hand of the transferor or, where the transferor is a corporation, under its common seal or under the hand of two of its officers duly authorised in writing. In this schedule "transferor" shall where the context permits or requires include joint transferors and be construed accordingly.
3.The Registered Instrument to be transferred must be delivered for registration to the office of the relevant Registrar accompanied by such other evidence (including legal opinions) as such Registrar may reasonably require to prove the title of the transferor or his right to transfer such Registered Instrument and his identity and, if the form of transfer is executed by some other person on his behalf or in the case of the execution of a form of transfer on behalf of a corporation by its officers, the authority of that person or those persons to do so. The signature of the person effecting a transfer of a Registered Instrument shall conform to any list of duly authorised specimen signatures supplied by the registered holder or be certified by a recognised bank, notary public or in such other manner as the relevant Registrar may require.
4.The Instrument Certificate issued in respect of the Registered Instrument to be transferred must be surrendered for registration, together with the form of transfer (including any certification as to compliance with restrictions on transfer included in such form of transfer) endorsed thereon, duly completed and executed, at the Specified Office of the relevant Registrar, and together with such evidence as the relevant Registrar may reasonably require to prove the title of the transferor and the authority of the persons who have executed the form of transfer. The signature of the person effecting a transfer of a Registered Instrument shall conform to any list of duly authorised specimen signatures supplied by the Holder of such Registered Instrument or be certified by a financial institution in good standing, notary public or in such other manner as the relevant Registrar may require.
5.No Holder of Registered Instruments may require the transfer of a Registered Instrument to be registered during the period of 15 calendar days ending on the due date for any payment of principal or interest in respect of such Instrument.
6.No Holder of Registered Instruments which has executed a form of proxy in relation to a meeting may require the transfer of a Registered Instrument covered by such form of proxy to be registered until the earlier of the conclusion of the meeting and its adjournment for want of a quorum.
7.The executors or administrators of a deceased Holder of a Registered Instrument (not being one of several joint Holders) and in the case of the death of one or more of several joint Holders the survivor or survivors of such joint Holders shall be the only persons recognised by SEK as having any title to such Registered Instruments.
8.Any person becoming entitled to any Registered Instruments in consequence of the death or bankruptcy of the Holder of such Registered Instruments may, upon producing such evidence that he holds the position in respect of which he proposes to act under this paragraph or of his title as the relevant Registrar may require (including legal opinions), become registered himself as the Holder of such Registered Instruments or, subject to those Regulations, the Registered Instruments and the

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Conditions as to transfer, may transfer such Registered Instruments. SEK and the relevant Registrar may retain any amount payable upon the Registered Instruments to which any person is so entitled until such person shall be so registered or shall duly transfer the Registered Instruments.
9.Unless otherwise requested by him and agreed by SEK and the relevant Registrar, the Holder of any Registered Instrument shall be entitled to receive only one Instrument Certificate in respect of his holding.
10.The joint Holders of a Registered Instrument shall be entitled to one Instrument Certificate only in respect of their joint holding which shall, except where they otherwise direct, be delivered to the joint Holder whose name appears first in the Register in respect of the joint holding.
11.Where there is more than one transferee (to hold other than as joint Holders), separate forms of transfer (obtainable from the Specified Office of the relevant Registrar or any Transfer Agent) must be completed in respect of each new holding.
12.A Holder of Registered Instruments may transfer all or part only of his holding of Registered Instruments provided that both the principal amount of Registered Instruments transferred and the principal amount of the balance not transferred are a Specified Denomination. Where a Holder of a Registered Instruments has transferred part only of his holding comprised therein there shall be delivered to him an of Registered Instruments, a new Instrument Certificate in respect of the balance of such holding will be delivered to him.
13.SEK and the relevant Registrar shall, save in the case of the issue of replacement Registered Instruments pursuant to Condition 17 (Replacement of Instruments), make no charge to the Holders for the registration of any holding of Registered Instruments or any transfer thereof or for the issue of any Registered Instruments or for the delivery thereof at the Specified Office of the Registrar or by uninsured post to the address specified by the Holder, but such registration, transfer, issue or delivery shall be effected against such indemnity from the Holder or the transferee thereof as the relevant Registrar may require in respect of any tax or other duty of whatever nature which may be levied or imposed in connection with such registration, transfer, issue or delivery.
14.Provided a transfer of a Registered Instrument is duly made in accordance with all applicable requirements and restrictions upon transfer and the Registered Instrument(s) transferred are presented to the relevant Registrar in accordance with the Fiscal Agency Agreement and these Regulations, and subject to unforeseen circumstances beyond the control of the relevant Registrar arising, the relevant Registrar will, within five business days of a request for transfer being duly made, deliver at its Specified Office to the transferee or despatch by uninsured post (at the request and risk of the transferee) to such address as the transferee entitled to the Registered Instruments in relation to which such Instrument Certificate is issued may have specified, an Instrument Certificate in respect of which entries have been made in the relevant Register, all formalities complied with and the name of the transferee completed on the Instrument Certificate on behalf of the relevant Registrar. In the case of a transfer of part only of a Registered Instrument, a new Instrument Certificate in respect of the balance of the Registered Instrument transferred will be so delivered to the transferor by or on behalf of the relevant Registrar; and, for the purposes of this paragraph, "business day" means a day on which commercial banks are open for business (including dealings in foreign currencies) in the cities in which the relevant Registrar has its Specified Office.

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15.No transfer of a restricted Registered Instrument may be effected unless:
(a)such Instrument is transferred in a transaction that does not require registration under the Securities Act and is not in violation of the United States Investment Company Act of 1940;
(b)such transfer is effected in accordance with the provisions of any restrictions on transfer specified in the legends (if any) set forth on the face of the Instrument Certificate issued in relation to such Instrument;
(c)the transferee delivers to the DTC Registrar a form of transfer (including any certification as to compliance with restrictions on transfer included in such form of transfer) endorsed on the Instrument Certificate issued in relation to such Instrument; and
(d)if SEK so requests, the DTC Registrar receive an opinion of counsel satisfactory to all of them.
16.If Restricted Global Instrument Certificates are issued upon the transfer, exchange or replacement of Restricted Global Instrument Certificates not bearing the Rule 144A Legend, the Restricted Global Instrument Certificates so issued shall not bear the Rule 144A Legend. If Restricted Global Instrument Certificates are issued upon the transfer, exchange or replacement of Restricted Global Instrument Certificates bearing the Rule 144A Legend, or if a request is made to remove the Rule 144A Legend from an Restricted Global Instrument Certificate, the Restricted Global Instrument Certificates so issued shall bear the Rule 144A Legend, or the Rule 144A Legend shall not be removed (as the case may be) unless there is delivered to SEK and the DTC Registrar such evidence (which may include an opinion of counsel reasonably satisfactory to SEK) as may be reasonably required by SEK that neither the Rule 144A Legend nor the restrictions on transfer set forth therein are required to ensure that transfers thereof comply with the provisions of Rule 144A, Rule 144 or Regulation S under the Securities Act or that the Restricted Global Registered Instruments in relation to which such Restricted Global Instrument Certificates are issued are not "restricted securities" within the meaning of Rule 144 under the Securities Act. Upon receipt of written notification from SEK that the evidence presented is satisfactory, the DTC Registrar shall authenticate and deliver a Restricted Global Instrument Certificate that does not bear the Rule 144A Legend. If:
(a)the Rule 144A Legend is removed from the face of an Instrument Certificate and the Instrument in respect of which such Instrument Certificate is issued is subsequently held by SEK or an Affiliate of SEK; and
(b)the DTC Registrar is notified in writing by SEK that the Instrument in respect of which such Instrument Certificate is issued is so held, then the Rule 144A Legend shall be reinstated and SEK and/or the Transfer Agent shall, upon its acquisition of such a Instrument or upon obtaining actual knowledge that such Instrument is held by such Affiliate, notify the DTC Registrar thereof in writing.
17.Notwithstanding any provision to the contrary herein, so long as Registered Instruments are represented by a Restricted Global Instrument Certificate which are held by or on behalf of DTC, transfers, exchanges or replacements of the Registered Instruments represented thereby such Restricted Global Instrument Certificates shall only be made in accordance with the legends relating to DTC set forth thereon.

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Schedule 10
THE SPECIFIED OFFICES OF THE PAYING AGENTS AND THE REGISTRARS
The Fiscal Agent and Paying Agent:
Deutsche Bank AG, London Branch
Address:    21 Moorfields
London EC2N 2DB
United Kingdom

Telephone:     +44 207 545 4361
E-mail:        das-emea@list.db.com
Attention:    DCM Debt Syndicate

The Registrar and Transfer Agent:
Deutsche Bank Luxembourg S.A.
Address:    2 Boulevard Konrad Adenauer
L-1115 Luxembourg
Attention:    Coupon Paying Department

DTC Registrar, DTC Paying Agent and DTC Transfer Agent
Deutsche Bank Trust Company Americas
Address:    1 Columbus Circle, 4th Floor,
Mailstop NYC01-0417
New York, NY 10019
U.S.A.

Attention:    Corporate Trust and Agency Services
With a copy to:
Deutsche Bank National Trust Company
Address:    100 Plaza One, 6th Floor
MS: 0699
Jersey City, NJ 07311-3901
United States of America
Attn:    Trust & Securities Services

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Schedule 11
DUTIES UNDER THE ISSUER-ICSDS AGREEMENT
In relation to each Tranche of Instruments that are, or are to be, represented by an NGI Temporary Global Instrument or an NGI Permanent Global Instrument, the Fiscal Agent will comply with the following provisions:
1.Initial issue outstanding amount: The Fiscal Agent will inform each of the ICSDs, through the Common Service Provider appointed by the ICSDs to service the Instruments, of the initial issue outstanding amount (the "IOA") for such Tranche on or prior to the relevant Issue Date.
2.Mark up or mark down: If any event occurs that requires a mark up or mark down of the records which an ICSD holds for its customers to reflect such customers' interest in the Instruments, the Fiscal Agent will (to the extent known to it) promptly provide details of the amount of such mark up or mark down, together with a description of the event that requires it, to the ICSDs (through the Common Service Provider) to ensure that the IOA of the Instruments remains at all times accurate.
3.Reconciliation of records: The Fiscal Agent will at least once every month reconcile its record of the IOA of the Instruments with information received from the ICSDs (through the Common Service Provider) with respect to the IOA maintained by the ICSDs for the Instruments and will promptly inform the ICSDs (through the Common Service Provider) of any discrepancies.
4.Resolution of discrepancies: The Fiscal Agent will promptly assist the ICSDs (through the Common Service Provider) in resolving any discrepancy identified in the IOA of the Instruments.
5.Details of payments: The Fiscal Agent will promptly provide the ICSDs (through the Common Service Provider) details of all amounts paid by it under the Instruments (or, where the Instruments provide for delivery of assets other than cash, of the assets so delivered).
6.Change of amount: The Fiscal Agent will (to the extent known to it) promptly provide to the ICSDs (through the Common Service Provider) notice of any changes to the Instruments that will affect the amount of, or date for, any payment due under the Instruments.
7.Notices to Holders of Instruments: The Fiscal Agent will (to the extent known to it) promptly provide to the ICSDs (through the Common Service Provider) copies of all information that is given to the holders of the Instruments.
8.Communications from ICSDs: The Fiscal Agent will promptly pass on to SEK all communications it receives from the ICSDs directly or through the Common Service Provider relating to the Instruments.
9.Default: The Fiscal Agent will (to the extent known to it) promptly notify the ICSDs (through the Common Service Provider) of any failure by SEK to make any payment or delivery due under the Instruments when due.

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Schedule 12
FORM OF TRANSFER CERTIFICATE
Deutsche Bank Trust Company Americas, as DTC Registrar
AKTIEBOLAGET SVENSK EXPORTKREDIT (publ)
(Swedish Export Credit Corporation)
(Incorporated in the Kingdom of Sweden with limited liability)
Unlimited Programme for the Continuous Issuance of Debt Instruments
[Currency] [Amount]
[Title]
(the "Instruments")
We refer to the fiscal agency agreement dated 2 April 2025 (as amended or supplemented from time to time, the "Fiscal Agency Agreement") in relation to the Instruments of Aktiebolaget Svensk Exportkredit (publ) ("SEK") and made between SEK, Deutsche Bank Trust Company Americas as DTC Registrar (the "DTC Registrar", which expression includes any successor registrar appointed from time to time in connection with the Instruments), Deutsche Bank Luxembourg S.A. as transfer agent, Deutsche Bank AG, London Branch as fiscal agent and the other paying agents named therein. Capitalised terms used but not defined herein shall have the meanings given to them in the Fiscal Agency Agreement. Other terms shall have the meanings given to them in Regulation S under the United States Securities Act of 1933, as amended (the "Securities Act").
We, as transferor (the "Transferor") of [currency]______________ in principal amount of our beneficial interest in Instruments represented by the [Unrestricted/Restricted] (delete as appropriate) Global Instrument Certificate, hereby request a transfer of (tick one of the following boxes):

1.	☐
our beneficial interest in the Unrestricted Global Instrument Certificate (ISIN: [•], Common Code: [•], CUSIP Number: [•]) to a purchaser wanting to receive a beneficial interest in the Restricted Global Instrument Certificate (ISIN: [•], Common Code: [•], CUSIP Number: [•]); or

2.	☐
1.our beneficial interest in the Restricted Global Instrument Certificate to a purchaser wanting to receive a beneficial interest in the Unrestricted Global Instrument Certificate (TICK BOX B OR C BELOW, AS APPLICABLE).

In connection with such request, and in respect of such Instruments, we, the Transferor, hereby certify that such Instruments are being transferred in accordance with the transfer restrictions set forth in the [Final Terms/ Pricing Supplement /Drawdown Prospectus] dated [•] relating to the Instruments and any legend on the relevant Global Instrument Certificate and that we are transferring such Instrument(s) (tick one of the following boxes):

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(A)	☐
to a person whom the Transferor reasonably believes is purchasing for its own account or accounts as to which it exercises sole investment discretion; such person and each such account is a qualified institutional buyer (as defined in Rule 144A under the Securities Act); the purchaser is aware that the sale to it is being made in reliance upon Rule 144A; and such transaction meets the requirements of Rule 144A and is in accordance with any applicable securities laws of any state of the United States or any other jurisdiction;
OR

(B)	☐
in accordance with Regulation S under the Securities Act, and, accordingly, we hereby certify that:
(i)    the offer of the Instruments was not made to a person in the United States;
(tick box for one of alternative sub-paragraphs (ii) as appropriate)
(ii)
☐    at the time the buy order was originated, the buyer was outside the United States or the Transferor or any person acting on its behalf reasonably believed that the buyer was outside the United States;
OR
☐        the transaction was executed in or on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was prearranged with a buyer in the United States;
(iii)    no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or 904(b) of Regulation S, as applicable; and
(iv)    the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act; and
(v)    with regard to transfers occurring within the period prior to and including the fortieth day after the issue date of the Instruments, any beneficial interest in the Unrestricted Global Instrument Certificate shall be held through either Euroclear or Clearstream, Luxembourg.
OR

(C)	☐	pursuant to an exemption from registration provided by Rule 144 under the Securities Act, if available.

If none of the foregoing boxes is checked, the DTC Registrar shall not be obliged to effect the exchange of interests in the Global Instrument Certificates to reflect the transfer of the beneficial interests in the Global Instrument Certificate contemplated by this transfer certificate.

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This certificate and the statements contained herein are made for your benefit and the benefit of SEK.

for and on behalf of
[Transferor]
Date:

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SIGNATURES
AKTIEBOLAGET SVENSK EXPORTKREDIT (publ)

/s/ Susanna Rystedt	/s/ Anna Finnskog
By: Susanna Rystedt Acting CFO	By: Anna Finnskog Head of Treasury

Signature page to the Fiscal Agency Agreement.

DEUTSCHE BANK AG, LONDON BRANCH
(as Fiscal Agent and Paying Agent)
By:    /s/ Francoise Riviere
Name:    Francoise Riviere
Title:    Vice President
By:    /s/ Christopher English
Name:    Christopher English
Title:    Director

Signature page to the Fiscal Agency Agreement.

DEUTSCHE BANK LUXEMBOURG S.A.
(as Registrar and Transfer Agent)
By:    /s/ Francoise Riviere
Name:    Francoise Riviere
Title:    Attorney
By:    /s/ Christopher English
Name:    Christopher English
Title:    Director

Signature page to the Fiscal Agency Agreement.

DEUTSCHE BANK TRUST COMPANY AMERICAS
(as DTC Registrar, DTC Paying Agent and DTC Transfer Agent)
By:    /s/ Carol Ng
Name:    Carol Ng
Title:    Vice President
By:    /s/ Chris Niesz
Name:    Chris Niesz
Title:    Director

Signature page to the Fiscal Agency Agreement.